      As filed with Securities and Exchange Commission on April 25, 2001

                                                      Registration No. 333-21767
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           ________________________
                                   FORM S-6

                        POST-EFFECTIVE AMENDMENT NO. 4
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
                           _________________________

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)
                      NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                              501 Boylston Street
                          Boston, Massachusetts 02117
             (Address of depositor's principal executive offices)
                           ________________________

                             MARIE C. SWIFT, ESQ.
                       Second Vice President and Counsel
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of agent for service)

                                  Copies to:
                             STEPHEN E. ROTH, ESQ.
                        Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004
                          ___________________________

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on May 1, 2001 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Variable Ordinary Life Insurance Policies.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                      REGISTRATION STATEMENT ON FORM S-6

                             CROSS-REFERENCE SHEET

FORM N-8B-2
ITEM NO.                     CAPTION IN PROSPECTUS
-------------                ---------------------

1                 Cover Page
2                 Cover Page
3                 Inapplicable
4                 NELICO's Distribution Agreement
5                 NELICO
6                 The Variable Account
9                 Inapplicable
10(a)             Other Policy Features
10(b)             Policy Values and Benefits
10(c), (d), (e)   Death Benefit; Cash Value; Tabular Cash Value; Exchange of
                  Policy During First 24 Months; Default and Lapse Options;
                  Surrender; Partial Surrender and Partial Withdrawal; Right to
                  Return the Policy; Loan Provision; Transfer Option; Premiums
10(f), (g), (h)   Voting Rights; Rights Reserved by NELICO
10(i)             Limits to NELICO's Right to Challenge the Policy; Payment of
                  Proceeds; Investment Options
11                The Variable Account
12                Investments of the Variable Account; NELICO's Distribution
                  Agreement
13                Charges and Expenses; NELICO's Distribution Agreement;
                  NELICO's Income Taxes; Appendix A
14                Amount Provided for Investment Under the Policy; NELICO's
                  Distribution Agreement
15                Premiums
16                Investments of the Variable Account
17                Captions referenced under Items 10(c), (d), (e) and (i) above
18                The Variable Account; Net Investment Experience
19                Reports; NELICO's Distribution Agreement
20                Captions referenced under Items 6 and 10(g) above
21                Loan Provision
22                Inapplicable
23                NELICO's Distribution Agreement
24                Limits to NELICO's Right to Challenge the Policy
25                NELICO
26                NELICO's Distribution Agreement

FORM N-8B-2
ITEM NO.                     CAPTION IN PROSPECTUS
-------------                ---------------------

27                 NELICO
28                 Management
29                 NELICO
30                 Inapplicable
31                 Inapplicable
32                 Inapplicable
33                 Inapplicable
34                 NELICO's Distribution Agreement
35                 NELICO
36                 Inapplicable
37                 Inapplicable
38                 NELICO's Distribution Agreement
39                 NELICO's Distribution Agreement
40                 NELICO's Distribution Agreement
41(a)              NELICO's Distribution Agreement
42                 Inapplicable
43                 Inapplicable
44(a)              Investments of the Variable Account; Amount Provided for
                   Investment Under the Policy; Deductions from Premiums and
                   Unscheduled Payments; Scheduled Premiums; Scheduled Premium
                   Recalculation
44(b)              Charges and Expenses
44(c)              Scheduled Premiums; Deductions from Premiums and Unscheduled
                   Payments
45                 Inapplicable
46                 Investments of the Variable Account; Captions referenced
                   under Items 10(c), (d) and (e) above
47                 Inapplicable
48                 Inapplicable
49                 Inapplicable
50                 Inapplicable
51                 Cover Page; Death Benefit; Default and Lapse Options; Charges
                   and Expenses; Additional Benefits by Rider; Exchange of
                   Policy During First 24 Months; Payment Options; Policy Owner
                   and Beneficiary; Premiums; NELICO's Distribution Agreement;
                   Substitution of Insured Person
52                 Rights Reserved by NELICO
53                 Tax Considerations
54                 Inapplicable
55                 Inapplicable
59                 Financial Statements

                          ZENITH VARIABLE WHOLE LIFE

                         Supplement dated May 1, 2001
                        to Prospectus dated May 1, 2001

For Policies purchased through payroll deductions:

     If you elect to pay your scheduled premiums using payroll deductions that your employer will remit to us, New England Life Insurance Company, on your behalf, the following special provisions apply to you.

     1. Policy Date. The Policy Date and the investment start date for your Policy will be six weeks after the date your employer begins making payroll deductions that will be used to pay the scheduled premiums due on your Policy.

     2. Temporary Life Insurance Coverage. The insured under your Policy will be covered by temporary life insurance for a limited period under the terms of a temporary insurance agreement. Coverage will begin as of the date of the temporary insurance agreement, which is generally the same date you sign your application.

     3. Scheduled Premium Payments. Your first scheduled premium payment will be due on the Policy Date. Subsequent scheduled premium payments will be due on the same day each month thereafter, for a total of 12 scheduled premium payments each year, regardless of the frequency with which payroll deductions are made. We will apply premiums to your Policy each month on the due date, and the amount applied each month will be the amount of scheduled premium due for that month. If the amount of payroll deductions exceeds the amount of scheduled premium due for any month, your employer will retain the excess for inclusion with the next scheduled premium payment.

     4. Default and Lapse. If we do not receive scheduled premium payments each month as they become due, your Policy may lapse. See "Default and Lapse Options." Hence, to keep your Policy in force if you miss a payroll deduction, you may need to give your employer the amount of the missed deduction, so that your employer can remit the full amount of the next scheduled premium due. If you receive a lapse notice from us, you will need to send payment directly to us in order to reinstate your Policy.

     5. Unscheduled Payments and Loan Repayments. You cannot use payroll deductions to make unscheduled payments or to repay a Policy loan. Please contact us or your registered representative if you would like to arrange either of these types of transactions.

THE CASH VALUE OF PREMIUMS ALLOCATED TO THE VARIABLE ACCOUNT IS NOT GUARANTEED, AND UNFAVORABLE INVESTMENT EXPERIENCE CAN REDUCE IT TO ZERO. YOU WILL BEAR THE ENTIRE INVESTMENT RISK WITH RESPECT TO CASH VALUE IN THE VARIABLE ACCOUNT.

                          ZENITH VARIABLE WHOLE LIFE
                   Variable Ordinary Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus offers individual variable ordinary life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

  The Policy provides a guaranteed minimum death benefit equal to the Policy's face amount, as long as you pay required scheduled premiums and there is no "excess Policy loan." (See "Loan Provision.") You must pay scheduled premium payments until the insured reaches age 100. Under some circumstances you may skip a scheduled premium payment. You may also make additional payments.

  You may choose between two death benefit options. One provides a fixed death benefit equal to the Policy's face amount. The other provides a death benefit that may vary daily with the investment experience of the Eligible Funds. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

  You allocate net scheduled premiums and net unscheduled payments among the investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each sub-account of the Variable Account invests in the shares of an Eligible Fund. The Eligible Funds are:

  NEW ENGLAND ZENITH FUND              State Street Research Aurora Small Cap
                                       Value Portfolio*

  Back Bay Advisors Bond Income Series Janus Growth Portfolio*

  Back Bay Advisors Managed Series     State Street Research Investment Trust
                                       Portfolio*+
  Back Bay Advisors Money Market Series
  Capital Growth Series                Franklin Templeton Small Cap Growth
                                       Portfolio*+
  Westpeak Growth and Income Series
  Balanced Series                      Neuberger Berman Partners Mid Cap
                                       Value Portfolio*+

  Loomis Sayles Small Cap Series

                                       MET INVESTORS SERIES TRUST
  Alger Equity Growth Series
                                       MFS Mid-Cap Growth Portfolio*+
  Davis Venture Value Series
                                       PIMCO Innovation Portfolio*+

  Harris Oakmark Mid Cap Value Series
                                       VARIABLE INSURANCE PRODUCTS FUND
                                       ("VIP")
                                       Overseas Portfolio
  MFS Investors Trust Series           Equity-Income Portfolio

  MFS Research Managers Series

                                       High Income Portfolio

  METROPOLITAN SERIES FUND, INC.       VARIABLE INSURANCE PRODUCTS FUND II
                                       ("VIP II")

  Putnam Large Cap Growth Portfolio
                                       Asset Manager Portfolio

  Janus Mid Cap Portfolio

  Russell 2000(R) Index Portfolio      AMERICAN FUNDS INSURANCE SERIES

  Putnam International Stock Portfolio
                                       American Funds Growth Fund*
  MetLife Stock Index Portfolio*
                                       American Funds Growth-Income Fund*

  MetLife Mid Cap Stock Index Portfolio*

                                       American Funds Global Small
                                       Capitalization Fund*

  Morgan Stanley EAFE(R) Index Portfolio*


  Lehman Brothers(R) Aggregate Bond Index Portfolio*

  You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account. You receive Zenith Money Market Sub-Account performance until 15 days after we mail the confirmation for the initial premium. Thereafter, we invest the Policy's cash value according to your instructions.

  You may cancel the Policy during the "Right to Return the Policy" period. Replacing existing insurance with the Policy might not be to your advantage. Before you buy a Policy, ask your registered representative if changing, or adding to, current insurance coverage would be advantageous.
---------
* Availability is subject to any necessary state insurance department approvals.

+ Scheduled to be available in the fourth quarter of 2001.

  NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS
HTTP://WWW.SEC.GOV.

  THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

  WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               MAY 1, 2001

                               TABLE OF CONTENTS

GLOSSARY..................................................................  A-4
INTRODUCTION TO THE POLICIES..............................................  A-5
 The Policies.............................................................  A-5
 Availability of the Policy...............................................  A-7
 Policy Charges...........................................................  A-7
 How the Policy Works.....................................................  A-9
 Receipt of Communications and Payments at NELICO's Home Office........... A-10
 NELICO .................................................................. A-10
POLICY VALUES AND BENEFITS................................................ A-12
 Death Benefit............................................................ A-12
 Guaranteed Minimum Death Benefit......................................... A-12
 Age 100.................................................................. A-12
 Death Proceeds Payable................................................... A-12
 Tabular Cash Value....................................................... A-13
 Cash Value............................................................... A-13
 Net Investment Experience................................................ A-13
 Allocation of Net Premiums............................................... A-14
 Amount Provided for Investment under the Policy.......................... A-14
 Right to Return the Policy............................................... A-14
CHARGES AND EXPENSES...................................................... A-15
 Deductions from Premiums and Unscheduled Payments........................ A-15
 Surrender Charge......................................................... A-16
 Deductions from Cash Value............................................... A-17
 Charges Against the Eligible Funds and the Sub-Accounts of the Variable
  Account................................................................. A-19
 Group or Sponsored Arrangements.......................................... A-23
PREMIUMS.................................................................. A-23
 Scheduled Premiums....................................................... A-23
 Unscheduled Payments..................................................... A-24
 Special Premium Option................................................... A-25
 Automatic Premium Loan................................................... A-25
 Default and Lapse Options................................................ A-25
OTHER POLICY FEATURES..................................................... A-27
 Loan Provision........................................................... A-27
 Surrender................................................................ A-29
 Partial Surrender and Partial Withdrawal................................. A-29
 Reduction in Face Amount................................................. A-30
 Investment Options....................................................... A-31
 Transfer Option.......................................................... A-31
 Dollar Cost Averaging.................................................... A-32
 Substitution of Insured Person........................................... A-32
 Payment of Proceeds...................................................... A-32
 Exchange of Policy During First 24 Months................................ A-33
 Payment Options.......................................................... A-33
 Additional Benefits by Rider............................................. A-34
 Policy Owner and Beneficiary............................................. A-34
THE VARIABLE ACCOUNT...................................................... A-35
 Investments of the Variable Account...................................... A-35
 Investment Management.................................................... A-38
 Substitution of Investments.............................................. A-39
 Share Classes of the Eligible Funds...................................... A-40
THE FIXED ACCOUNT......................................................... A-40
 General Description...................................................... A-40
 Values and Benefits...................................................... A-40
 Policy Transactions...................................................... A-41

DISTRIBUTION OF THE POLICIES.............................................. A-41
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.......................... A-42
 Misstatement of Age or Sex............................................... A-43
 Suicide.................................................................. A-43
TAX CONSIDERATIONS........................................................ A-43
 Introduction............................................................. A-43
 Tax Status of the Policy................................................. A-43
 Tax Treatment of Policy Benefits......................................... A-43
 NELICO's Income Taxes.................................................... A-46
MANAGEMENT................................................................ A-47
VOTING RIGHTS............................................................. A-50
RIGHTS RESERVED BY NELICO................................................. A-50
TOLL-FREE NUMBERS......................................................... A-51
REPORTS................................................................... A-51
ADVERTISING PRACTICES..................................................... A-51
LEGAL MATTERS............................................................. A-52
REGISTRATION STATEMENT.................................................... A-52
EXPERTS................................................................... A-52
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES
 AND
 ACCUMULATED SCHEDULED PREMIUMS........................................... A-53
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................. A-63
APPENDIX C: LONG TERM MARKET TRENDS....................................... A-78
APPENDIX D: USES OF LIFE INSURANCE........................................ A-79
APPENDIX E: TAX INFORMATION............................................... A-81
FINANCIAL STATEMENTS...................................................... AA-1

                                   GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  AUTOMATIC PREMIUM LOAN OPTION. If you elect this option, we will use the Policy's loan value to pay a scheduled premium that you have not paid by the end of the grace period.

  BASIC SCHEDULED PREMIUM. Scheduled premium minus (i) charges for any rider benefits; (ii) any extra premiums for substandard or automatic issue class; and (iii) the portion of the annual Policy administrative charge that is due with the premium.

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

  EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

  FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums and net unscheduled payments. It provides guarantees of principal and interest.

  INVESTMENT START DATE. This is the latest of the date we receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date.

  NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

  NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period.

  NET SCHEDULED PREMIUM. The amount allocated to the Variable Account and/or the Fixed Account. It is the basic scheduled premium less the sales charge, state premium tax charge and federal premium tax charge.

  NET UNSCHEDULED PAYMENT. The amount allocated to the Variable Account and/or the Fixed Account. It is the unscheduled payment less the sales charge, state premium tax charge and federal premium tax charge.

  POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date.

  SPECIAL PREMIUM OPTION. If you elect this option, you may be able to skip a scheduled premium or premiums in some situations.

  TABULAR CASH VALUE. The tabular cash value is the value which the Policy would have if: (i) you paid all scheduled premiums when due; (ii) you made no unscheduled payments, no loans or other withdrawals and no reductions in face amount; (iii) the Policy's sub-accounts earned a 4.5% annual net rate of return; and (iv) we deducted maximum Policy charges from the cash value.

  YOU. When used in this prospectus, "you" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

THE POLICIES

  The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

  Here is a summary of the Policy's basic features. You should read the prospectus for more complete information.

  -- The Policy requires payment of scheduled premiums. (See "Scheduled
     Premiums".)

  -- You can make additional unscheduled payments under the Policy. We can limit or prohibit unscheduled payments in some situations, including cases where the insured is in a substandard risk class. (See
     "Unscheduled Payments".)

  -- You can allocate net scheduled premiums and net unscheduled payments to one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios, or the Fixed Account, after an initial period in the Zenith Back Bay Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

  -- The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, managed and balanced funds, and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  -- If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. We have the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  -- The cash value of the Policy will vary daily based on the net investment experience of your Policy's sub-accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision", and "Partial Surrender and Partial Withdrawal".)

  -- The portion of the cash value in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  -- You may choose between two forms of death benefit options under the Policy. One provides a death benefit equal to the Policy's face amount. The other provides a death benefit which varies with the net investment experience of your Policy's sub-accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit in either case could increase to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

  -- Regardless of investment experience, the death benefit is guaranteed never to be less than the Policy's face amount, as long as you have paid the required scheduled premiums when due. (See "Death Benefit".)

  -- If you elect the "Special Premium Option", you may be able to skip a scheduled premium payment without causing the Policy to lapse. In that case, the Policy will keep its minimum death benefit guarantee. (See "Special Premium Option".)

  -- You may change your allocation of future net scheduled premiums and net unscheduled payments at any time. (See "Allocation of Net Premiums" and "Investment Options".)

  -- After the "Right to Return the Policy" period, the Policy allows you to transfer cash value among the sub-accounts and, generally, to the Fixed Account up to four times in a Policy year (twelve times per Policy year for Policies issued in New Jersey) without our consent. We currently allow 12 transfers per Policy year in all states. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  -- A loan privilege, a partial withdrawal feature and a partial surrender feature are also available. (See "Loan Provision" and "Partial Surrender and Partial Withdrawal".)

  -- Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

  -- Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy. If premium payments or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions will be includible in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premiums and unscheduled payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  -- If the Policy is not a modified endowment contract, we believe that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

  -- During the "Right to Return the Policy" period you can return the Policy for a refund. (See "Right to Return the Policy".)

  -- Within 24 months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a fixed-benefit policy issued by us or an affiliate on the life of the insured. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

  In many respects the Policies are similar to traditional fixed-benefit whole life insurance. Like whole life insurance, the Policies provide for a guaranteed minimum death benefit, scheduled premiums, a cash value, and loan privileges.

  The Policies are different from traditional, fixed-benefit whole life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts. In addition, you can elect an option which will allow you, under some circumstances, to skip a particular scheduled premium or premiums and still keep the Policy in force on a premium paying basis.

  The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  -- The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

  -- If you do not pay the scheduled premiums, the Policy may lapse. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  -- The Variable Account, not the Policy Owner, owns the mutual fund shares.

  -- Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

  -- Dividends and capital gains are automatically reinvested.

  For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

  Underwritten Policies are available for insureds from the age of 15 to 80 in a business situation, or in a pension plan qualified under Section 401 of the Internal Revenue Code (a "tax-qualified pension plan"); and otherwise, to insureds from the age of zero to 80. (A "business situation" is where two or more Policies, on more than one life, are totally or partially funded, directly or indirectly, by an employer.) Automatic issue Policies (that is, Policies we issue based on very limited underwriting information) are available in some situations to insureds from the age of 15 to 70. In all cases, issue ages below one and from 76 to 80 require our consent. All persons must meet our underwriting and other requirements.

  The minimum Policy face amount available is $5,000 for tax-qualified pension plans and $25,000 in all other situations, unless we consent to a lower amount. The availability of the Policies for tax-qualified pension plans may be limited. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.

  We offer other variable life insurance policies that have different death benefits, policy features, fund selections, and optional programs. However, these other policies also have different charges that would affect your sub-account performance and cash values. To obtain more information about these other policies, contact our Home Office or your registered representative.

  For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

POLICY CHARGES

  PREMIUM-BASED CHARGES. We deduct the following charges:

  -- From scheduled premiums

  (i) an annual administrative charge ($55 for annual premium Policies, up to a total of $57.75, or $14.4375 per quarter and $4.8125 per month, for Policies that are billed on a quarterly or monthly basis or that use our Master Service Account arrangement), plus any extra premiums for riders, substandard risk or automatic issue class;

  (ii) a sales charge of 5.5%. We currently intend to waive this charge on scheduled premiums paid after the first 15 Policy years under Policies with a face amount of at least $250,000 and smaller Policies sold in some business situations or to some tax-qualified pension plans;

  (iii) a state premium tax charge of 2.5%;

  (iv) a charge for federal taxes of 1%.

  -- From unscheduled payments

  (i) a sales charge of 5.5% in all Policy years;

  (ii) a state premium tax charge of 2.5%;

  (iii) a charge for federal taxes of 1%.

  SURRENDER CHARGE. During the first 11 Policy years, a Surrender Charge will apply if you totally or partially surrender the Policy, or allow it to lapse, or reduce the face amount. The Surrender Charge is a percentage of annualized basic scheduled premiums. The maximum dollar amount of the charge applies in Policy years two through four and equals 55% of two annualized basic scheduled premiums. If the Surrender Charge exceeds the available cash value, there will be no proceeds paid to you on surrender or lapse.

  We deduct the Surrender Charge from the Policy's available cash value, regardless of whether that cash value comes from scheduled premiums, unscheduled payments, or investment experience.

  CHARGES DEDUCTED FROM CASH VALUE. We deduct certain charges from the cash value:

  -- Monthly charge for the cost of insurance;

  -- Monthly administrative charge, currently equal to $0.10 per $1,000 of face amount (guaranteed not to exceed $0.12 per $1,000 of face amount). For Policies with a face amount of at least $250,000 and smaller Policies sold in some business situations or to some tax-qualified pension plans the monthly administrative charge currently equals $0.06 per $1,000 of face amount rather than $0.10;

  -- Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount.

  In addition, if you use the Special Premium Option to skip a scheduled premium payment, we will deduct from your cash value 91% of the portion of the annual $55 administrative charge, and of any rider, substandard risk or automatic issue premium, that was due with the skipped premium.

  CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:

  -- Daily charge against the sub-account assets for our mortality and expense risk, currently equal to an annual rate of .60% (guaranteed not to exceed .90%);

  -- Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

  See "Charges and Expenses".

HOW THE POLICY WORKS
PREMIUM PAYMENTS
 .   Guaranteed not to increase
CHARGES FROM PREMIUM
 .   Any rider premiums
 .   Annual Admin. Charge-$55
 .   Substandard Risk Premium
 .   Automatic Issue Premium Sales Load (5.5%*) We intend to waive after 15 policy yrs under Policies with a face amount of at least $250,000 and smaller Policies sold in certain business situations or to certain tax-qualified pension plans
 .   State Premium Tax Charge (2.5%*)
 .   Charge for Federal Taxes (1%*)
UNSCHEDULED PAYMENTS
 .   Sales Load (5.5%)
 .   State Premium Tax Charge (2.5%)
 .   Charge for Federal Taxes (1%)
SPECIAL PREMIUM OPTION
 .   If used, we deduct charges for Annual Admin. Charge and any riders or substandard risk or automatic issue premium from cash value
LOANS
 .   After the free look period, you may borrow up to 90% of the adjusted cash value (100% in Alabama)
 .   Loan interest charge is 6%. We transfer loaned funds out of the Eligible
    Funds into the General Account where we credit them with not less than 4.5% interest
 .   Charge for Federal Taxes (1%)
RETIREMENT BENEFITS
 .   Fixed settlement options are available for policy proceeds
CASH VALUES
 .   Net scheduled premiums or net unscheduled payments invested in your choice of Eligible Fund investments or the Fixed Account after an initial period in the Zenith Money Market Sub-Account
 .   The cash value reflects investment experience, interest, payments and policy charges
 .   We do not guarantee the cash value invested in the Eligible Funds
 .   Any earnings you accumulate are free of any current income taxes
 .   You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed Account) up to 12 times per policy year, after the free look period
 .   We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account
 .   You may allocate your cash value among a maximum of ten accounts at any one time
DEATH BENEFIT
 .   Level or Variable Death Benefit Options
 .   Guaranteed not to be less than initial face amount less any loan balance
 .   Income tax free to named beneficiary
DAILY DEDUCTIONS FROM ASSETS
 .   Mortality and expense risk charges of 0.60% (guaranteed not to exceed .90%)
    on an annual basis are deducted from the cash value
 .   Investment advisory fees and other expenses are deducted from the Eligible
    Fund values
BEGINNING OF MONTH CHARGES
 .   We deduct the cost of insurance protection from the cash value each month
 .   Minimum Death Benefit Guarantee Charge of $.01 per $1000 face amount monthly
 .   Admin. Charge $.10 (guaranteed not to exceed $.12) per $1000 face amount monthly. For Policies with a face amount of at least $250,000 and smaller Policies sold in certain business situations or to certain tax-qualified pension plans charge is currently $.06 per $1000
SURRENDER CHARGE
 .   (See page A-16)
LIVING BENEFITS
 .   If policyholder has elected and qualified for disability waiver of premium rider and becomes totally disabled, we will waive premiums during the period of disability. Unscheduled payments are not covered by the waiver of premium rider
 .   You may surrender the Policy at any time for its cash surrender value
 .   Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
 .   Grace period for scheduled premiums is 31 days from due date. Nonforfeiture options are fixed extended term insurance and fixed or variable paid-up insurance
 .   Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

*Percent of Premium after deducting Annual Admin. Charge, Rider
 Premiums and Substandard Risk and Automatic Issue Premiums

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

  We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our adminstrative procedures or a payment at our Home Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company", and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  The chart on the next page illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

[GRAPH APPEARS HERE]

                                    NELICO
(Insurance company subsidiary of MetLife)
We deduct charges.
We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.
VARIABLE ACCOUNT
Premiums and Unscheduled Payments
Zenith Capital Growth Sub-Account
Zenith Back Bay Bond Income Sub-Account
Zenith Back Bay Money Market Sub-Account
Zenith Back Bay Managed Sub-Account
Zenith Westpeak Growth and Income Sub-Account
Zenith Loomis Sayles Small  Cap Sub-Account
Zenith Balanced Sub-Account
Zenith Alger Equity Growth Sub-Account
Zenith Davis Venture Value Sub-Account
Zenith Harris Oakmark Mid Cap Value Sub-Account
Zenith MFS Investors Trust Sub-Account
Zenith MFS Research Managers Sub-Account
Metropolitan Putnam Large Cap Growth Sub-Account
Metropolitan Janus Mid Cap Sub-Account
Metropolitan Russell 2000 Index Sub-Account
Metropolitan Putnam International Stock Sub-Account
Metropolitan MetLife Stock Index Sub-Account
Metropolitan MetLife Mid Cap Stock Index Sub-Account
Metropolitan Morgan Stanley EAFE Index Sub-Account
Metropolitan Lehman Brothers Aggregate Bond Index Sub-Account
Metropolitan State Street Research Aurora Small Cap Value Sub-Account Metropolitan Janus Growth Sub-Account
Metropolitan State Street Research Investment Trust Sub-Account
Metropolitan Franklin Templeton Small Cap Growth Sub-Account
Metropolitan Neuberger Berman Partners Mid Cap Value Sub-Account
Met Investors MFS Mid-Cap Growth Sub-Account
Met Investors PIMCO Innovation Sub-Account
VIP Equity-Income Sub-Account
VIP Overseas Sub-Account
VIP High Income Sub-Account
VIP II Asset Manager Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Growth-Income Sub-Account
Sub-accounts  buy shares of the Eligible Funds.
NEW ENGLAND ZENITH FUND
Capital Growth Series
Back Bay Advisors Bond Income Series
Back Bay Advisors Money Market Series
Back Bay Advisors Managed Series
Westpeak Growth and Income Series
Loomis Sayles Small Cap Series
Balanced Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Mid Cap Value Series
MFS Investors Trust Series
MFS Research  Managers Series
METROPOLITAN SERIES FUND, INC.
Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000  Index Portfolio
Putnam International Stock Portfolio
MetLife Stock Index Portfolio*
MetLife Mid Cap Stock Index Portfolio*
Morgan Stanley EAFE Index Portfolio*
Lehman Brothers Aggregate Bond Index Portfolio*
State Street Research Aurora Small Cap Value Portfolio*
Janus Growth Portfolio*
State Street Research Investment Trust Portfolio*+
Franklin Templeton Small Cap Growth Portfolio*+
Neuberger Berman Partners Mid Cap Value Portfolio*+
MET INVESTORS SERIES TRUST
MFS Mid-Cap Growth Portfolio*+
PIMCO Innovation Portfolio*+
VIP
Equity-Income Portfolio
Overseas Portfolio
High Income Portfolio
VIP II
Asset Manager Portfolio
AMERICAN FUNDS INSURANCE SERIES
American Funds Growth Fund*
American Funds Growth-Income Fund*
American Funds Global Small Capitalization Fund*
Eligible Funds buy portfolio investments to support values and benefits of the Policies.

* Availability is subject to any necessary state insurance department approvals. + Scheduled to be available in the fourth quarter of 2001.

  THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

  Death Benefit Options. When you apply for a Policy, you choose between two death benefit options. The death benefit option under a Policy may not be changed.

  The Option 1 death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

  The Option 2 death benefit is equal to the face amount of the Policy plus the amount, if any, by which the Policy's cash value exceeds its "tabular cash value". The Policy's tabular cash value is a hypothetical value and is discussed under "Tabular Cash Value" below. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

  Generally, the Option 2 death benefit may exceed the face amount if the Policy's sub-accounts (and the cash value in the Fixed Account) have earned greater than a 4.5% net return, if you have paid more than the scheduled premiums, or if less than the maximum charges were deducted.

  To meet the Internal Revenue Code's definition of life insurance, the death benefit will not be less than the Policy's cash value divided by the net single premium per dollar of death benefit at the insured's attained age. This means that if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value.

GUARANTEED MINIMUM DEATH BENEFIT

  Under both death benefit options, the death benefit is guaranteed not to be less than the Policy's face amount regardless of the investment experience of the Policy's sub-accounts, as long as you paid the scheduled premiums when due or, under the Special Premium Option, they were not required to be paid. (See "Scheduled Premiums" and "Special Premium Option".) However, if an "excess Policy loan" exists, the Policy may terminate even if you paid all scheduled premiums. (See "Loan Provision" for a definition of "excess Policy loan".)

AGE 100

  The Policies endow at age 100 of the insured for the greater of the current cash value and the Policy face amount (each reduced by any outstanding loans plus interest). You can elect to continue the Policy beyond age 100 of the insured instead of taking payment at age 100. Sixty days before the anniversary when the insured is age 100 we will send you an election form. If you elect to continue the Policy, the cash value will remain in the sub-accounts and/or Fixed Account that you have chosen. We will not deduct Policy charges or accept premium payments after age 100. You can continue to make loans, surrenders and account transfers. The death benefit after age 100 equals the greater of (1) the Policy's face amount at age 100 (as reduced by any later surrenders or face amount reductions), and (2) the cash value on the date of death. The proceeds we pay will be reduced by any outstanding loan plus interest.

DEATH PROCEEDS PAYABLE

  The death proceeds we pay are equal to the death benefit reduced by any outstanding loan and accrued loan interest. If the death occurs during the grace period, we reduce the proceeds by the portion of any unpaid scheduled premium for the period prior to the date of death. (See "Default and Lapse Options".) We increase the death proceeds by any rider benefits payable and by the portion of any scheduled premium paid for a period beyond the date of death.

  We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

TABULAR CASH VALUE

  The Policy's tabular cash value is a hypothetical value. We use it to determine (1) the Option 2 death benefit, (2) whether you can skip a scheduled premium payment under the Special Premium Option, and (3) how much cash value you can withdraw from the Policy. (See "Death Benefit", "Special Premium Option" and "Partial Surrender and Partial Withdrawal".)

  See the Glossary for the definition of the tabular cash value.

  Your premium payment schedule (annual vs. quarterly, for example) affects the amount of the tabular cash value. We calculate the tabular cash value on any day as if your current payment schedule has always been in effect.

CASH VALUE

  Your Policy's cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

  -- scheduled premiums

  -- unscheduled payments

  -- the net investment experience of the Policy's sub-accounts

  -- interest credited to the cash value in the Fixed Account

  -- interest credited to amounts held in the general account for a Policy loan

  -- the death benefit option you choose

  -- Policy charges (including amounts deducted when you use the Special
     Premium Option)

  -- partial surrenders and partial withdrawals

  -- transfers among the sub-accounts and Fixed Account

  -- the premium payment schedule (annual vs. quarterly, for example) you choose

  We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any surrender charge that applies. We add to the net cash value the cost of insurance charge for the remainder of the month. (See "Loan Provision", "Surrender Charge" and "Monthly Charges for the Cost of Insurance".)

  The Policy's net cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

  The net investment experience of the sub-accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each sub-account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

  A sub-account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the sub-account (currently only the mortality and expense risk charge) for that period.

  The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Fund.

ALLOCATION OF NET PREMIUMS

  Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net scheduled premium (and any net unscheduled payment made with it) with net investment experience equal to that of the Zenith Back Bay Money Market Sub-Account from the investment start date until 15 days after we mail the confirmation for the initial premium. (The "investment start date" is defined below.) Then, we allocate the cash value to the sub-accounts and/or the Fixed Account as you choose.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by the Home Office, or by a NELICO agency if earlier.)

  PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II (if any) of the application is signed and receipt of the premium payment. In that case the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual scheduled premium for the Policy or one monthly scheduled premium. You may only make one premium payment before the Policy is issued. Generally, you cannot submit a premium payment with an application for a Policy to be used in a tax-qualified pension plan.

  If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that usually begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). We may increase these limits. These provisions vary in some states.

  If we issue a Policy, monthly Policy charges begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made and any unscheduled payment made.

  PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date. The investment start date is the later of the Policy Date and the date we received the premium. Monthly charges begin on the Policy Date. We credit interest to the Policy at a 4.5% annual net rate for any period by which the Policy Date precedes the investment start date. Insurance coverage begins when we receive the premium.

  BACKDATING. In most states, we may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain a lower premium, based on a younger insurance age. Backdating in some cases causes the insured to be treated as a juvenile which could result in higher cost of insurance rates than if the insured had been assigned to a nonsmoker class. For a backdated Policy, you must also pay the scheduled premiums payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net scheduled premiums, adjusted for monthly Policy charges and interest at a 4.5% annual net rate for that period.

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any scheduled premium paid (or any other amount that is required by state insurance law) and any unscheduled payments made.

                             CHARGES AND EXPENSES

  The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS AND UNSCHEDULED PAYMENTS

  We deduct these charges from scheduled premiums to arrive at the Policy's BASIC scheduled premium:

  (i) charges for any rider benefits;

  (ii) extra premiums if your Policy is in a substandard risk or automatic issue class;

  (iii) the portion of the annual Policy administrative charge that is due with that scheduled premium payment. The total annual Policy administrative charge is $55 per year for Policies that pay premiums once a year and increases if you pay your premium in installments. The amount of the charge for the other premium frequencies is as follows:

                                                              AMOUNT     AMOUNT
       PAYMENT FREQUENCY                                    PER PAYMENT PER YEAR
       -----------------                                    ----------- --------
       Semi-annual.........................................  $28.325     $56.65
       Quarterly...........................................  $14.4375    $57.75
       Master Service Account..............................  $ 4.8125    $57.75
       Monthly.............................................  $ 4.8125    $57.75

  If an automatic issue Policy and an underwritten Policy are both issued on the same insured (because the total coverage exceeds our automatic issue limits), we will waive the annual Policy administrative charge on the automatic issue Policy.

  We do not deduct the charges described above from unscheduled payments.

  SALES CHARGE. We deduct a 5.5% sales charge from each BASIC scheduled premium and each unscheduled payment. We currently intend to waive the charge on basic scheduled premiums after the 15th Policy year:

  -- for all Policies with a face amount of at least $250,000

  -- for Policies issued in a business situation or to a tax-qualified pension plan where either (1) the average face amount is at least $250,000 (where fewer than 25 persons are covered) or (2) the average face amount is at least $150,000 (where 25 or more persons are covered).

  We have the right not to waive the charge or to resume the charge. We do not waive the sales charge on unscheduled payments.

  During the first 11 Policy years, if you surrender or lapse the Policy, take a partial surrender or reduce the face amount, a Surrender Charge will also apply. (See "Surrender Charge" below.)

  We may reduce the sales charges for Policies sold to some group or sponsored arrangements.

  STATE PREMIUM TAX CHARGE. We deduct 2.5% from each BASIC scheduled premium and each unscheduled payment for state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% rate reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings. (State insurance law may require us to waive the state premium tax charge. See "State Variations".)

  FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each BASIC scheduled premium and each unscheduled payment for our federal income tax liability related to premiums.


   EXAMPLE: The following chart shows the net amount that would be allocated to the Variable Account under a Policy with no riders and which is not a substandard or automatic issue Policy. The example assumes an annual scheduled premium payment of $2,000 and unscheduled payment of $2,000.

         SCHEDULED   NET SCHEDULED
          PREMIUM       PREMIUM
         ---------   -------------
          $2,000       $   2,000
                             -55   (administrative charge)
                       ---------
                       $   1,945   (BASIC scheduled premium)
                       $   1,945
                         -175.05   (9% X 1,945 = total sales and premium tax charges)
                       ---------
                       $1,769.95
                       ---------



   We may waive the 5.5% sales charge on scheduled premiums paid after the 15th Policy year under Policies with a face amount of at least $250,000 and smaller Policies sold in some business situations or to some tax-qualified pension plans. In that case, the net scheduled premium in this example would be $1,945 -68.08 (3.5% X 1,945), or $1,876.92.

                          NET
        UNSCHEDULED   UNSCHEDULED
          PAYMENT       PAYMENT
        -----------   -----------
          $2,000        $2,000
                          -180    (9% X 2,000 = total sales and premium tax charges)
                        ------
                        $1,820
                        ------

SURRENDER CHARGE

  During the first 11 Policy years, if you totally or partially surrender your Policy, or allow it to lapse, or reduce its face amount, we deduct a Surrender Charge from the cash value.

  The Surrender Charge is a percentage of basic scheduled premiums. The charge applies to the Policy's total annualized basic scheduled premiums through the current Policy year, up to a maximum of four annualized basic scheduled premiums. This means that even if you have not yet paid the full amount of the annualized basic scheduled premiums to which the Surrender Charge applies (because, for example, you are paying premiums quarterly), we calculate the charge using the full amount of those premiums.

  The Surrender Charge rate that applies in each Policy year is:

      POLICY YEAR      PERCENTAGE                      APPLIED TO
      -----------      ----------                      ----------
           1             55.00%         One Annualized Basic Scheduled Premium
           2             55.00%         Two Annualized Basic Scheduled Premiums
           3             36.67%         Three Annualized Basic Scheduled Premiums
           4             27.50%         Four Annualized Basic Scheduled Premiums
           5*            26.25%         Four Annualized Basic Scheduled Premiums
           6*            25.00%         Four Annualized Basic Scheduled Premiums
           7*            20.00%         Four Annualized Basic Scheduled Premiums
           8*            15.00%         Four Annualized Basic Scheduled Premiums
           9*            10.00%         Four Annualized Basic Scheduled Premiums
          10*             5.00%         Four Annualized Basic Scheduled Premiums
          11*             0.00%         Four Annualized Basic Scheduled Premiums

--------
*End of Policy Year

  For the first four Policy years the Surrender Charge rate that applies in a particular year remains level throughout that year. Beginning in the fifth Policy year, the Surrender Charge rate declines on a monthly basis to the end of year rates shown in the table above.

  We limit the dollar amount of the Surrender Charge to an amount per $1,000 of your Policy's face amount. These limits are:

                                                     POLICY YEAR
                                     -------------------------------------------
                                      1   2   3   4   5   6   7   8   9  10  11
                                     --- --- --- --- --- --- --- --- --- --- ---
Maximum Surrender Charge per $1,000
 of Face Amount....................  $47 $44 $42 $39 $37 $35 $33 $31 $29 $27 $25

  In all cases, we calculate the annualized premium amount to which the Surrender Charge applies based on the premium payment frequency you are using at the time. Therefore, if you are paying your premiums in quarterly installments instead of annually, the dollar amount of your Surrender Charge may be higher because the dollar amount of an annual basic scheduled premium is higher if you pay it in installments rather than once a year.

  In the case of a partial surrender or reduction in face amount, we deduct any Surrender Charge that applies from the Policy's cash value in an amount that is proportional to the amount of the face amount surrendered. (See "Partial Surrender" and "Partial Withdrawal".)

  IF THE SURRENDER CHARGE EXCEEDS THE AVAILABLE CASH VALUE, THERE WILL BE NO PROCEEDS PAID TO YOU ON SURRENDER OR LAPSE.

DEDUCTIONS FROM CASH VALUE

  MONTHLY DEDUCTION. On the first day of each Policy month, starting with the Policy Date, we make a deduction (the "Monthly Deduction") from your cash value for these charges:

  (i) an administrative charge, currently equal to $0.10 per $1,000 of Policy face amount (guaranteed not to exceed $0.12 per $1,000 of face amount). The monthly administrative charge is currently $0.06 per $1,000 of face amount rather than $0.10:

  -- for all Policies with a face amount of at least $250,000

  -- for Policies issued in a business situation or to a tax-qualified pension plan where either (1) the average face amount is at least $250,000 (where fewer than 25 persons are covered) or (2) the average face amount is at least $150,000 (where 25 or more persons are covered); and

  (ii) a minimum death benefit guarantee charge of $0.01 per $1,000 of Policy face amount.

  If there is an outstanding loan under your Policy and the net cash value is not large enough to pay the Monthly Deduction in any month, the difference is treated as an excess Policy loan and the Policy may terminate. (See "Loan Provision".)

  MONTHLY CHARGES FOR THE COST OF INSURANCE. We deduct the cost of providing insurance protection under your Policy from your Policy's cash value at the beginning of each Policy month, beginning with the Policy Date. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4.5% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

  If a Policy loan is outstanding and your Policy's net cash value is not large enough to cover the cost of insurance charge for a Policy month, the difference between the net cash value available and the cost of insurance charge is treated as an excess Policy loan and the Policy may terminate. (See "Loan Provision".)

  The guaranteed cost of insurance rates for a Policy depend on the insured's

  -- underwriting class

  -- age on the first day of the Policy year

  -- sex (if the Policy is sex-based).

  The current cost of insurance rates will also depend on

  -- the insured's age at issue

  -- the Policy year

  -- the face amount at issue

  -- the average face amount sold to the group and the number of lives in the group (for Policies sold in a business situation or to a tax-qualified pension plan).

  We guarantee that the rates will not be higher than rates based on

  -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO
     Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 20 and above at issue)

  -- the 1980 CSO Tables, for Policies issued on juvenile insureds (below age
     20 at issue).

  The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

  The underwriting classes we use for standard issues are

  -- for Policies issued on non-juvenile insureds: smoker, nonsmoker, nonsmoker preferred, and nonsmoker residual

  -- for Policies issued on juvenile insureds: standard.

Substandard and automatic issue Policies use the same smoker and nonsmoker standard rates (or, for juveniles, standard rates), but require an extra premium as part of the total scheduled premium. The overall monthly cost of insurance charges of a substandard risk Policy, including the extra premium, could exceed charges based on 100% of the 1980 CSO Tables. (See below for a discussion of automatic issue Policies.)

  The three nonsmoker classes are available as follows:

  -- nonsmoker preferred and nonsmoker residual, for fully underwritten
     Policies with face amounts of $250,000 or more where the issue age is 20 through 75

  -- nonsmoker, for all other underwritten Policies.

Of the three nonsmoker classes, the nonsmoker preferred class generally offers the best current cost of insurance rates and the nonsmoker residual class generally offers the least favorable current cost of insurance rates.

  Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

  Under Policies issued in New Jersey, an insured's underwriting class may not be improved from smoker to nonsmoker during the first two Policy years.

  Currently, the face amount of a Policy or the average Policy face amount for a group may affect a Policy's cost of insurance rates. The current cost of insurance rates will be lower for a particular insured if:

  -- the face amount is at least $250,000, unless it is an underwritten
     Policy that is in the nonsmoker residual class

  -- for a Policy with a face amount below $250,000 issued in a business situation or to a tax-qualified pension plan, either (1) the average face amount is at least $250,000 (where fewer than 25 persons are covered) or (2) the average face amount is at least $150,000 (where 25 or more persons are covered).

  We offer Policies on an automatic issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on limited underwriting information, they may present a greater mortality cost to us than underwritten Policies in a standard class. Therefore, we charge an additional premium for automatic issue Policies. The amount of the premium depends on the issue age of the insured. It may also depend on the smoker status of the insured, the Policy's face amount, or the size of the group and the average Policy face amount for the group. We deduct the additional premium from the scheduled premium before we allocate the net scheduled premium to the Variable Account. The overall guaranteed maximum monthly cost of insurance charges, including the extra premium, exceed charges based on 100% of the 1980 CSO Tables.

  Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of automatic issue or for amounts of insurance above our automatic issue limits. However, they may not choose automatic issue for some members of the group and simplified underwriting for others. There is no extra premium for Policies issued on a simplified underwriting basis unless the insured is in a substandard risk class. The preferred nonsmoker class is not available for these Policies.

  CHARGES UNDER THE SPECIAL PREMIUM OPTION. If you use the Special Premium Option to skip a scheduled premium, we deduct from the Policy's cash value 91%
                                                                           ---
of:
---

  -- the amount of the annual administrative charge, plus

  -- any rider premiums, plus

  -- any premiums for substandard risk or automatic issue class that were due with the scheduled premium. (See "Special Premium Option".) We deduct these charges from the Policy's sub-accounts in proportion to the Policy's cash value in each sub-account.

  CHARGES FOR ADDITIONAL SERVICES. We may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE
ACCOUNT

  MORTALITY AND EXPENSE RISK CHARGE. We charge the sub-accounts of the Variable Account for our mortality and expense risks. Currently, the charge is made daily at an annual rate of .60% of the sub-accounts' assets. We have the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

  CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. (See "NELICO's Income Taxes".)

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

  ZENITH FUND (CLASS A SHARES). The following table shows the annual operating expenses for each Zenith Fund series, based on actual expenses for 2000, after any applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                    BACK     BACK
                                    BAY      BAY      BACK   WESTPEAK   LOOMIS
                                  ADVISORS ADVISORS   BAY     GROWTH    SAYLES
                         CAPITAL    BOND    MONEY   ADVISORS    AND     SMALL
                          GROWTH   INCOME   MARKET  MANAGED   INCOME     CAP
                         SERIES**  SERIES   SERIES   SERIES  SERIES**  SERIES**
                         -------- -------- -------- -------- --------- --------
Management Fee..........   .62%     .40%     .35%     .50%     .68%      .90%
Other Expenses..........   .04%     .07%     .06%     .08%     .05%      .06%
                           ----     ----     ----     ----     ----      ----
  Total Series Operating
   Expenses.............   .66%     .47%     .41%     .58%     .73%      .96%

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                          HARRIS
                         OAKMARK            DAVIS    ALGER      MFS      MFS
                         MID CAP           VENTURE   EQUITY  INVESTORS RESEARCH
                          VALUE   BALANCED  VALUE    GROWTH    TRUST   MANAGERS
                         SERIES*   SERIES   SERIES   SERIES   SERIES*  SERIES*
                         -------- -------- -------- -------- --------- --------
Management Fee..........   .75%     .70%     .75%     .75%     .75%      .75%
Other Expenses..........   .15%     .10%     .04%     .04%     .15%      .15%
                           ----     ----     ----     ----     ----      ----
  Total Series Operating
   Expenses.............   .90%     .80%     .79%     .79%     .90%      .90%

--------

 * Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 2000 would have been: Harris Oakmark Mid Cap Value Series, .96%; MFS Investors Trust Series, 1.57%; and MFS Research Managers Series, 1.25%.

** Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included those reductions, total annual expenses would have been .65% for Capital Growth Series, .70% for Westpeak Growth and Income, and .95% for Loomis Sayles Small Cap Series.

  Our affiliate, MetLife Advisers, LLC (formerly New England Investment Management, LLC), advises the series of the Zenith Fund. MetLife Advisers voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, MetLife Advisers bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, MetLife Advisers bears expenses of the Harris Oakmark Mid Cap Value, MFS Investors Trust, and MFS Research Managers Series that exceed .90% of average daily net assets in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. MetLife Advisers may end these expense limits at any time.

  METROPOLITAN SERIES FUND (CLASS A SHARES). MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife Advisers and also bear other expenses. The chart below shows the total operating expenses of the Portfolios based on the year ended December 31, 2000 and current expense subsidies (in the case of the Janus Growth Portfolio and the Franklin Templeton Small Cap Growth Portfolio, anticipated expenses for 2001) as a percentage of Portfolio net assets.

                                                MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                          FEES    EXPENSES   EXPENSES
---------                                       ---------- -------- ------------
Putnam Large Cap Growth........................    .80%      .20%       1.00%*
Janus Mid Cap..................................    .66%      .04%        .70%
Russell 2000 Index.............................    .25%      .30%        .55%
Putnam International Stock.....................    .90%      .24%       1.14%++
MetLife Stock Index............................    .25%      .03%        .28%
MetLife Mid Cap Stock Index....................    .25%      .20%        .45%*
Morgan Stanley EAFE Index......................    .30%      .40%        .70%*
Lehman Brothers Aggregate Bond Index...........    .25%      .12%        .37%
State Street Research Aurora Small Cap Value...    .85%      .20%       1.05%*
Janus Growth...................................    .80%      .15%        .95%*
State Street Research Investment Trust+........    .47%      .03%        .50%**
Franklin Templeton Small Cap Growth+...........    .90%      .15%       1.05%*
Neuberger Berman Partners Mid Cap Value+.......    .70%      .19%        .89%**

--------

  +  Scheduled to be available in the fourth quarter of 2001.

 * Without the applicable expense cap arrangement (described below), Total Annual Expenses for the year ended December 31, 2000 would have been 1.39% for the Putnam Large Cap Growth Portfolio, .83% for the MetLife Mid Cap Stock Index Portfolio, and 1.34% for the State Street Research Aurora Small Cap Value Portfolio. The Total Annual Expenses for these Portfolios are annualized since the Portfolios' start dates (May 1, 2000 for the Putnam Large Cap Growth Portfolio and July 5, 2000 for the MetLife Mid Cap Stock Index and the State Street Research Aurora Small Cap Value Portfolios). Without the applicable expense cap arrangement (described below), Total Annual Expenses for the year ended December 31, 2000 would have been .78% for the Morgan Stanley EAFE Index Portfolio. Without the applicable expense deferral arrangement (described below), the anticipated Total Annual Expenses would be 1.09% for the Janus Growth Portfolio and 1.61% for the Franklin Templeton Small Cap Growth Portfolio (annualized since their start date of May 1, 2001).

** Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .49% for the State Street Research Investment Trust Portfolio and .76% for the Neuberger Berman Partners Mid Cap Value Portfolio.

 ++Until May 1, 2000, the management fee for the Putnam International Stock
   Portfolio was .75%.

   MetLife Advisers voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of (a) the Putnam Large Cap Growth Portfolio that exceed .20% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $100 million; (b) the State Street Research Aurora Small Cap Value Portfolio that exceed .20% of the net assets until April 30, 2002; (c) the MetLife Mid Cap Stock Index Portfolio that exceed .20% of the net assets until the earlier of (i) June 30, 2002 and (ii) the date when the Portfolio's net assets reach $100 million, but in no event earlier than April 30, 2002; (d) the Morgan Stanley EAFE Index Portfolio that exceed .40% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $200 million; and (e) the Russell 2000(R) Index Portfolio that exceed .30% of the net assets until the earlier of (i) April 30, 2002 and
   (ii) the date when the Portfolio's net assets reach $200 million. MetLife Advisers also voluntarily pays expenses (other than brokerage commissions, taxes, interest and any extraordinary or nonrecurring expenses) that exceed .95% of the net assets of the Janus Growth Portfolio and 1.05% of the net assets of the Franklin Templeton Small Cap Growth Portfolio through April 30, 2002, in the year the Portfolio incurs them and charges those expenses to the Portfolio in a future year if the actual expenses of the Portfolio are below the limit. MetLife Advisers can terminate these arrangements at any time upon notice to the Board of Directors and to Fund shareholders.

  Met Investors Series Trust (Class A Shares). The investment adviser for Met Investors Series Trust is Met Investors Advisory Corp. ("Met Investors Advisory") (formerly known as Security First Management Corp.). The Portfolios of Met Investors Series Trust pay investment management fees to Met Investors Advisory and also bear certain other expenses. The anticipated total operating expenses of the Portfolios for 2001, after any expense subsidies, as a percentage of Portfolio average net assets, are:

                                                Management  Other   Total Annual
Portfolio                                          Fees    Expenses   Expenses
---------                                       ---------- -------- ------------
MFS Mid-Cap Growth+............................    .62%      .18%        .80%*
PIMCO Innovation+..............................    .69%      .41%       1.10%*

--------

 + Scheduled to be available in the fourth quarter of 2001.

 * Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement whereby for a period of at least one year from the February 12, 2001 commencement of operations, the Management Fees of the Portfolios will be limited so that Total Annual Expenses will not exceed .80% for the MFS Mid-Cap Growth Portfolio and 1.10% for the PIMCO Innovation Portfolio. Absent this Agreement, Management Fees for the period ending December 31, 2001 would be .65% for the MFS Mid-Cap Growth Portfolio and 1.05% for the PIMCO Innovation Portfolio, resulting in anticipated (annualized) Total Annual Expenses for the two Portfolios of .83% and 1.46% respectively. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.

  VIP and VIP II (Initial Class Shares). The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 2000, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                                                Management  Other   Total Annual
Portfolio                                          Fees    Expenses   Expenses
---------                                       ---------- -------- ------------
VIP Equity-Income..............................    .48%      .08%       .56%*
VIP Overseas...................................    .72%      .17%       .89%*
VIP High Income................................    .58%      .10%       .68%
VIP II Asset Manager...........................    .53%      .08%       .61%

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .55% for VIP Equity-Income Portfolio, and .87% for VIP Overseas Portfolio.

  American Funds Insurance Series (Class 2 Shares). The investment adviser for American Funds Insurance Series is Capital Research and Management Company ("Capital Research"). The Funds of American Funds Insurance Series pay investment management fees to Capital Research and also bear certain other expenses. For the year ended December 31, 2000, the total operating expenses of each Fund, as a percentage of Fund average net assets, were:

                                         Management 12b-1  Other   Total Annual
Fund                                        Fees    Fees  Expenses   Expenses
----                                     ---------- ----- -------- ------------
American Funds Growth...................    .36%    .25%    .02%       .63%
American Funds Growth-Income ...........    .34%    .25%    .01%       .60%
American Funds Global Small
 Capitalization.........................    .80%    .25%    .06%      1.11%

  An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.

Group or Sponsored Arrangements

  We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are tax-qualified pension plans and non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

  We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

  The United States Supreme Court has ruled that certain insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                   PREMIUMS

Scheduled Premiums

  The Policy requires scheduled premium payments until the insured reaches age
100. The scheduled premium amount depends on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, the premium payment schedule you select, and any rider benefit premiums.

  The underwriting classes we use for setting the scheduled premium are smoker standard, smoker substandard, nonsmoker standard, nonsmoker substandard, automatic issue and, for juvenile insureds, standard and substandard. Scheduled premiums for substandard and automatic issue Policies reflect additional premiums that we charge for those classes. Scheduled premiums are generally higher for males than for females and generally higher for smokers than for nonsmokers. Scheduled premiums are also generally higher for Policies issued on older insureds.

  You can pay scheduled premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. The premium payment schedule you select affects the total premium you pay in a Policy year. The total premium is highest if you select the monthly frequency and lowest if you select the annual frequency. The payment schedule also affects the Policy's cash value and tabular cash value and, therefore, may affect the death benefit.

  You can change your premium payment schedule by sending your request to us. If you change to a less frequent payment schedule (e.g. from quarterly to annual), the change goes into effect on the next premium due date under the new schedule. Until then, you make payments under the old schedule; we do not accept an advance payment of the remaining premiums due for the year under the old schedule. If you change to a more frequent payment schedule (e.g. from annual to quarterly), the change goes into effect on the next premium due date under the original schedule. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  You may make scheduled payments by check or money order. You may also choose to have us withdraw your scheduled premium payments from your bank checking account or Nvest Cash Management Trust account. (This is known as the Master Service Account arrangement, or "MSA". Scheduled payments made through MSA may be maintained by NELICO or an affiliate in the general account pending their due date.)

  Scheduled premiums are due at NELICO's Home Office or a NELICO agency on or before their due dates. We allocate net scheduled premiums, after the first, to your Policy's sub-accounts on the premium due dates, not when we receive them. However, if you have not paid a premium by the due date, the cash value available to you does not include that premium, or any investment performance on it, until you actually pay it. If you use the Special Premium Option to skip a scheduled premium payment or if you miss a required scheduled premium payment, we withdraw from the Variable Account the net scheduled premium that we advanced, adjusted for investment experience on it since the due date. IF YOU DO NOT PAY A REQUIRED SCHEDULED PREMIUM, THE POLICY MAY LAPSE. SEE "DEFAULT AND LAPSE OPTIONS".

  We may apply a credit to the initial scheduled premium under a Policy converted from certain term insurance that was issued by New England Mutual, NELICO or NELICO's affiliates and also to scheduled premiums under a Policy issued to a Home Office employee of NELICO on the life of the employee, if the employee has worked for NELICO for at least one year.

UNSCHEDULED PAYMENTS

  Within limits, you may make unscheduled payments as long as the Policy has not lapsed. We may require satisfactory evidence of insurability. In addition, our consent is needed if, in order to satisfy tax law requirements, the payment would increase the Policy's death benefit by more than it would increase the cash value. We will not accept an unscheduled payment if the Policy's scheduled premiums are being waived under a waiver of premium rider. (See "Additional Benefits by Rider".) We can prohibit or limit the amount of unscheduled payments under a substandard risk or automatic issue Policy. An unscheduled payment must be at least $10 if made under the Master Service Account or certain other monthly payment arrangements, and otherwise must be at least $25.

  You may ask us to include on your premium notice for the policy anniversary a planned unscheduled payment amount in addition to the scheduled premium. Subject to our rules, you may use MSA to make unscheduled payments if you are using MSA to pay your scheduled premiums.

  Annual Level Billing Option--If your Policy has a level term rider and
  ---------------------------
  you are paying premiums once a year or through MSA, you may have us bill you or deduct through MSA a single level amount each year to pay the scheduled premium plus the increasing premium for the term insurance rider. We allocate a portion of the billed amount to your Policy as an unscheduled payment. This amount decreases each year because the premium for the term rider goes up. You may need to recalculate your Annual Level Billing amount as the term rider premium increases.

  Under any billing option, the total of all premiums and payments made could create a "modified endowment contract". You should consider the potential tax consequences before planning a series of unscheduled payments. (See "Tax Considerations".)

  We allocate an unscheduled payment to your Policy's sub-accounts as of the date we receive it. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  RULES FOR CREDITING PAYMENTS TO THE VARIABLE ACCOUNT. We credit payments that are at least equal to the scheduled premium due, and that we receive

  --with a premium notice, or

  --within the period of 25 days before the premium due date to 31 days after the due date first, as the scheduled premium due;

    next, to pay any loan interest due; and

    then, as an unscheduled payment.

  We credit all other payments as unscheduled payments, unless you designate them as loan repayments.

  If you make an unscheduled payment during the grace period and the Policy lapses, we return the payment to you.

  If you pay premiums monthly, including by MSA, we credit payments as agreed by you and us. Payments made by MSA may be maintained by NELICO or an affiliate in the general account pending crediting. Billing and crediting procedures for some group or sponsored arrangements may differ from those used for other Policy Owners.

  If you have a Policy loan, it may be better to repay the loan than to make an unscheduled payment, because the unscheduled payment has sales and tax charges, whereas the loan repayment does not incur any charges. (See "Loan Provision" and "Deductions from Premiums and Unscheduled Payments".) We will not treat a payment as repayment of a Policy loan unless so designated by you.

Special Premium Option

  When you apply for a Policy, or at a later date as long as the Policy is not lapsed, you may elect the Special Premium Option. If you do, you may be able to skip a scheduled premium payment or payments after the first Policy year.

  Specifically, if you have not paid a scheduled premium by the end of the grace period, the Policy will not lapse if the cash value on the premium due date (before we advanced the net premium due) exceeded the tabular cash value by at least the amount of the scheduled premium due, including any rider and substandard risk or automatic issue premiums due. We will not use the Special Premium Option to prevent lapse if, immediately afterward, the amount of any outstanding Policy loan plus accrued interest would exceed the Policy's loan value.

  If we use the Special Premium Option, we deduct from the cash value, as of the premium due date, 91% of the portion of the annual administrative charge, and of any rider, substandard risk or automatic issue premiums, that were due. We deduct these amounts from the Policy's sub-accounts in proportion to the Policy's cash value in each. (We also withdraw the net scheduled premium that we advanced to the Policy, adjusted for investment experience on it since the due date.)

  If you have elected both the Special Premium Option and the automatic premium loan feature, we first determine whether we can use the Special Premium Option before attempting to use an automatic premium loan. (See "Automatic Premium Loan".)

  You may cancel the Special Premium Option and, generally, re-elect it at any time. The Special Premium Option is not available to you, however, while you are paying premiums by MSA.

Automatic Premium Loan

  If you elect this feature and you have not paid a scheduled premium by the end of the grace period, we use your Policy's available loan value to pay the scheduled premium to the next due date, if possible, but at least to the next quarterly due date. We will not make a premium loan if the Policy's loan value cannot pay at least a quarterly premium. Interest on the loan is charged from the premium due date. Like other Policy loans, an automatic premium loan can result in an excess Policy loan. (See "Loan Provision".) We will not make an automatic premium loan if you can skip the scheduled premium payment under the Special Premium Option.

Default and Lapse Options

  If you have not paid a required scheduled premium by the due date, then the premium is in default. The Policy provides a 31 day grace period for the payment. You have insurance coverage during the grace period, but if the insured dies before you pay the premium, we deduct from the death proceeds the portion of the unpaid premium for the period prior to the date of death.

  For 60 days after the due date of a premium in default, we do not make the usual Monthly Deductions and cost of insurance deductions from the Policy's cash value. If you pay the premium in default, we make these deductions retroactively. If you surrender the Policy while the premium is in default, we deduct the full Monthly Deduction and a prorated cost of insurance charge from the proceeds.

  If your Policy lapses, there are three lapse options that may be available:
Fixed Extended Term Insurance, Fixed Paid-Up Insurance and Variable Paid-Up Insurance. You may select a lapse option, or change your selection, by written request to us at any time up to 60 days after the due date of the premium in default. Eligibility conditions apply to the lapse options.

  Fixed Extended Term Insurance is fixed benefit life insurance for a limited
  -----------------------------
term with no further premiums due. The death benefit is the same as the amount of your Policy's death benefit on the due date of the premium in default. We determine the term by applying the Policy's NET cash value as of the due date of the premium in default (that is, the cash value reduced by any Surrender Charge that applies and by any Policy loan balance), less any partial surrenders or partial withdrawals made during the grace period. Policy loans are not available. Fixed Extended Term Insurance is not available if your Policy is in a substandard or automatic issue class, or is used in connection with a pension plan.

  If you are eligible for this option, it automatically applies unless you have elected Fixed or Variable Paid-Up Insurance. We will apply Fixed Paid-Up Insurance, however, if it would provide a greater death benefit.

  Paid-Up Insurance is permanent life insurance with no further premiums due.
  -----------------
We determine the amount of insurance by applying the Policy's NET cash value as of the due date of the premium in default (that is, the cash value reduced by any Surrender Charge that applies and by any Policy loan balance), less any partial surrenders or partial withdrawals made during the grace period, as a net single premium at the current age of the insured. Policy loans are available.

  You can elect Variable Paid-Up Insurance as a lapse option if the NET cash
                --------------------------
value of your Policy as of the due date of the premium in default (that is, the cash value reduced by any Surrender Charge that applies and by any Policy loan balance), less any partial surrenders or partial withdrawals made during the grace period, is sufficient, when used as a net single premium at the insured's current age, to purchase paid-up insurance with an initial face amount at least equal to $5,000. If your Policy's net cash value will not purchase this minimum amount of insurance, then we will provide Fixed Paid-Up Insurance instead. Variable Paid-Up Insurance is usually not available under Policies in a substandard or automatic issue class, or for an initial face amount below $5,000.

  The death benefit under Variable Paid-Up Insurance can vary monthly and the cash value can vary daily, depending on the net investment experience of the Policy's sub-accounts (and on the interest credited to any cash value in the Fixed Account). The death benefit will never be less than the initial amount of the Variable Paid-Up Insurance if there is no outstanding Policy loan. There is no minimum guaranteed cash value.

  We set the death benefit under Variable Paid-Up Insurance at the end of each Policy month for the next Policy month. The death benefit is the greater of the initial face amount of your Variable Paid-Up Insurance and the Variable Death Benefit. The Variable Death Benefit can increase or decrease, depending on how the Policy's actual investment experience for the month (plus any cost of insurance adjustment) compares to investment experience at the monthly equivalent of 4.5% per year.

  If the actual investment experience of the Policy's sub-accounts (and the net interest earned on any cash value in the Fixed Account), plus any cost of insurance adjustment, is greater than the monthly equivalent of 4.5% per year, the Variable Death Benefit increases. If it is less, the Variable Death Benefit decreases. The change in the Variable Death Benefit equals this difference between the actual return (plus any cost of insurance adjustment) and the assumed return, divided by the net single premium per dollar of death benefit at the current age of the insured.

The cost of insurance adjustment reflects any difference between the actual and the guaranteed maximum cost of insurance charges under the Policy. Thus, changes in the Variable Death Benefit depend on the age, sex (unless the Policy is unisex) and underwriting class of the insured as well as on net investment experience.

  Although the death benefit will not be less than the initial face amount under the option, the Variable Death Benefit can be higher or lower than the initial amount. Changes in the Variable Death Benefit are carried forward, so that if investment experience reduces the Variable Death Benefit below the initial amount of Variable Paid-Up Insurance, subsequent favorable investment experience must first restore the Variable Death Benefit to the initial amount before it can cause the Variable Death Benefit to exceed the initial amount of Variable Paid-Up Insurance.

  The initial cash value under Variable Paid-Up Insurance is the Policy's NET cash value as of the due date of the premium in default, reduced by any partial surrenders or partial withdrawals made during the grace period. Thereafter, we determine the cash value in the same way as before lapse, except that we deduct the charge for the cost of insurance at the end of the Policy month instead of the beginning, and there are no Monthly Deductions. Because of this, the current cost of insurance rates under Variable Paid-Up Insurance are usually somewhat higher than they are under the Policy before lapse. Cost of insurance rates under Variable Paid-Up Insurance depend on the insured's underwriting class, attained age and sex (if the Policy is sex-based).

  You cannot make partial withdrawals, premium payments or unscheduled payments under Variable Paid-Up Insurance. You may surrender the Policy for its net cash value, which is its cash value reduced by any outstanding loan (and accrued interest) and by a pro rated charge for the cost of insurance. The amount available for a Policy loan under Variable Paid-Up Insurance is determined in the same way as prior to lapse, and an excess Policy loan may also cause your Variable Paid-Up Insurance to lapse. (See "Loan Provision".) We reserve the right to limit sub-account transfers under a Variable Paid-Up Insurance Policy to four per Policy year. We currently allow 12 sub-account transfers per Policy year.

  Reinstatement. If your Policy has lapsed, you may reinstate it within 7 years (less in some states) after the date of default. If more than 7 years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

                             OTHER POLICY FEATURES

Loan Provision

  You may borrow all or part of the Policy's "loan value" once 15 days have passed since we mailed the confirmation of the first premium. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact our Home Office or your registered representative for information on loan procedures. Policy loans are not available under a Policy continued as Fixed Extended Term Insurance.

  The Policy's loan value equals:

  (i) 90% (or more if required by state law) of the Policy's "projected cash value"; minus

  (ii) the Policy's Surrender Charge on the next loan interest due date or, if greater, on the date the loan is made;

  (iii) discounted at the loan interest rate (6%).

  The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next premium due date, at a 4.5% rate. The loan value available is reduced by any outstanding loan plus interest.

   Example: Using the Policy illustrated on page A-55 assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.58%). After the premium payment on the 10th Policy anniversary, the maximum amount that you could borrow would be determined as follows under (i) an annual premium payment schedule and
 (ii) a quarterly premium payment schedule:

                                                              Annual  Quarterly
                                                              ------- ---------
   (1) Cash Value after Premium Payment on 10th Policy
        Anniversary.........................................  $15,509  $14,405
   (2) Cash Value Projected at a Constant Annual Rate of
        Return of 4.5% to the
       (a) 11th Policy Anniversary..........................   15,670
       (b) Next Premium Due Date............................            14,431
   (3) 90% of Amount Calculated in (2)......................   14,103   12,988
   (4) Amount Calculated in (3), Reduced by the Applicable
        Surrender Charge....................................   13,801   12,686
   (5) Amount Calculated in (4), Discounted at an Annual
        Rate of 6% Back to the 10th Policy Anniversary......   13,020   12,498

  A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans and loan repayments to the sub-accounts in proportion to the cash value in each. (See "The Fixed Account" for information on when loans and loan repayments can impact cash value in the Fixed Account.)

  The interest rate charged on Policy loans is an effective rate of 6% per year (using simple interest during the year) and is due on the Policy anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the sub-accounts. The amount we take from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4.5% per year. The rate we currently credit is 4.75% per year. We credit this interest amount to the Policy's sub-accounts annually, in proportion to the cash value in each.

  The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

  If a Policy loan is outstanding, it may be better to repay the loan than to make an unscheduled payment, because the unscheduled payment has sales and premium tax charges, and the loan repayment does not incur charges. (See "Deductions from Premiums and Unscheduled Payments".)

  If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.

  If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if greater, on the date the calculation is made), we notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with certain other Policy processing transactions.) The Policy terminates without value 31 days after we mail the notice unless you pay us the excess Policy loan amount within that time. (See "Default and Lapse Options".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract," loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

  Department of Labor regulations impose requirements for participant loans under pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. See "Tax Considerations".

SURRENDER

  You may surrender a Policy for its net cash value at any time while the insured is living by a signed written request to us. We determine the net cash value of the surrendered Policy as of the date when we receive the surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER AND PARTIAL WITHDRAWAL

  Partial Surrender. You may make a partial surrender of the Policy to receive
  -----------------
a portion of its net cash value. A partial surrender causes a proportionate reduction in the Policy's face amount, tabular cash value, death benefit and basic scheduled premium. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

  We deduct any Surrender Charge that applies to a partial surrender from the Policy's cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.

  Partial Withdrawal. If your Policy has the Option 2 death benefit, you may
  ------------------
make a partial withdrawal of the Policy's cash value that exceeds its tabular cash value. If there is a Policy loan outstanding, we limit the partial withdrawal so that the Policy loan plus accrued interest does not exceed the Policy's loan value. (See "Loan Provision".) A partial withdrawal reduces the Policy's Option 2 death benefit and cash value but does not affect its face amount or scheduled premium level. No Surrender Charge will apply.

   EXAMPLE: Using the Policy illustrated on page A-56, assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the Policy. Before the premium payment on the 20th Policy anniversary, the maximum amount that can be withdrawn is as follows:

                                  AT HYPOTHETICAL AT HYPOTHETICAL AT HYPOTHETICAL
                                     0% RETURN       6% RETURN      12% RETURN
                                  --------------- --------------- ---------------
   (1) Cash Value at the 20th
        anniversary, before
        premium payment........       $17,241         $34,549         $71,766
   (2) Tabular Cash Value......        31,093          31,093          31,093
   (3) Maximum
        Withdrawal = (1) - (2).             0           3,456          40,673

   The death benefit immediately after the withdrawal is temporarily reduced to the initial face amount. However, the death benefit will increase above the face amount if the cash value exceeds the tabular value after the premium payment due on the 20th Policy anniversary is paid and monthly charges are deducted.

  If you have a Policy with the Option 2 death benefit and you request a portion of the cash value, unless you instruct us otherwise, we will treat the request as a partial withdrawal first and, if necessary, as a partial surrender next. In this way we minimize your Surrender Charge costs.

  If you have a Policy with the Option 1 death benefit, you may make a partial withdrawal only if the death benefit has increased above the face amount to satisfy tax law requirements. The amount you may withdraw is limited to the cash value, less the face amount multiplied by the net single premium per $1 of death benefit at the insured's current age. If there is a Policy loan outstanding, we limit the partial withdrawal so that the Policy loan plus accrued interest does not exceed the Policy's loan value. (See "Loan Provision".) A partial withdrawal under a Policy with the Option 1 death benefit reduces the Policy's death benefit (but not below the face amount) and cash value but does not reduce its face amount or affect its scheduled premium level. A partial withdrawal under a Policy with the Option 1 death benefit always reduces the death benefit by more than it reduces the cash value. No Surrender Charge will apply.

   EXAMPLE: Using the Policy with $100,000 face amount illustrated on page A-55 assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the Policy. The amount available for withdrawal is calculated as of the 20th Policy anniversary.

   At the hypothetical 0% and 6% returns, no portion of the cash value may be withdrawn.

   At the hypothetical 12% return, before the premium payment on the 20th Policy anniversary, the maximum amount that can be withdrawn is as follows:

    (1) Cash Value at the 20th anniversary, before premium payment...    $72,851
    (2) Net Single Premium per $1 at age 60..........................  .47737875
    (3) Face Amount X .47737875......................................    $47,738
    (4) Maximum Withdrawal = (1) - (3)...............................    $25,113

   The death benefit immediately after the withdrawal is temporarily reduced to the initial face amount. However, the premium payment due on the 20th Policy anniversary increases the death benefit above the face amount in order to satisfy Federal tax law requirements.

                               ----------------

  We limit the total number of partial surrenders and partial withdrawals you may make in one Policy year to four, unless we consent. You may not reinvest amounts withdrawn except as scheduled premiums or unscheduled payments, which incur the charges described under "Deductions From Premiums and Unscheduled Payments".

  A partial withdrawal or partial surrender reduces the Policy's cash value in the sub-accounts in proportion to the amount of cash value in each, unless you request otherwise. We determine the amount of net cash value paid on partial surrender or partial withdrawal as of the date when we receive a request. You can contact your registered representative or the Home Office for information on partial withdrawal and partial surrender procedures.

  A reduction in the death benefit as a result of a partial withdrawal or partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender or partial withdrawal, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

  In most states the Policies allow you to reduce the face amount of your Policy without receiving a distribution of any of the Policy's cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.)

  If you decrease the face amount of your Policy, we also decrease the scheduled premiums and tabular cash value. We deduct any Surrender Charge that applies from the Policy's actual cash value when you reduce its face amount. A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value.) We may also decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

  A face amount reduction will take effect as of the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.

  A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

INVESTMENT OPTIONS

  You can allocate your Policy's scheduled premiums and unscheduled payments among the sub-accounts of the Variable Account in any combination. The Policy provides that you must allocate a minimum of 10% of the premium or payment to each sub-account selected in whole percentages; currently we will permit you to allocate any whole percentage to a sub-account. You can allocate your
            ---
Policy's cash value among no more than ten accounts (including the Fixed Account) at any one time.

  You make the initial allocation when you apply for a Policy. You may change the allocation of future premiums and payments at any time thereafter. The change will be effective for scheduled premiums due and unscheduled payments applied after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Home Office.")

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  Beginning 15 days after we mail the confirmation of the first premium, you may transfer your Policy's cash value between sub-accounts. We reserve the right to limit sub-account transfers to four per Policy year. (For Policies issued in New Jersey we can limit you to twelve transfers, with a minimum required transfer amount of $100 each and a maximum daily transfer limit of not less than $250,000.) We currently allow 12 sub-account transfers per Policy year under all Policies. We treat all sub-account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". You may distribute your Policy's cash value among no more than ten accounts (including the Fixed Account) at any one time.

  We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisors or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details.

  You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

  We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

  Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

DOLLAR COST AVERAGING

  We plan to offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

  Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. Transfers made under the dollar cost averaging program count against the 12 transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature.

  Ask your registered representative about the availability of this feature.

SUBSTITUTION OF INSURED PERSON

  Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions and may result in a cost or credit to you. Your registered representative can provide current information on the availability of the rider. In addition, substitution of the insured person is a taxable exchange. You should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

  We ordinarily pay any net cash value, loan value or death benefit proceeds from the sub-accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at NELICO's Home Office".) However, we may delay payment or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

  We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

  The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

  Normally we promptly make payments of net cash value, or of any loan value available, under a fixed-benefit lapse option or from cash value in the Fixed Account. However, we may delay such payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

  During the first 24 months after the Policy's issue date, you can exchange it for a fixed-benefit life insurance policy, provided that (1) you repay any Policy loans and (2) the Policy has not lapsed. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount, policy date, issue age and risk classification for the insured as the variable life Policy had. We will attach any riders to the original Policy to the new policy if they are available.

  Contact us or your registered representative for more specific information about the exchange. The exchange may result in a cost to you.

  For a Policy issued to some group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. Contact us or your registered representative for more information about this feature.

PAYMENT OPTIONS

  We pay the Policy's death benefit and net cash value in one sum, unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection before the death of the insured. You can contact your registered representative or the Home Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest paid by NELICO for any year is added to the monthly payments for that year.

  (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

  (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

  You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

  You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional premium. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

  There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a level term insurance rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

  Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

    LEVEL TERM INSURANCE, WHICH PROVIDES TERM INSURANCE;

    ACCIDENTAL DEATH BENEFIT, which provides additional insurance if death results from accidental bodily injury;

    OPTION TO PURCHASE ADDITIONAL LIFE INSURANCE, which provides the right to purchase additional insurance on the life of the insured at certain times, without proof of insurability;

    GUARANTEED INCOME BENEFIT RIDER, which provides a monthly income payment (subject to a $1,000 maximum) directly to the Policy Owner in the event of the total disability of the insured. The Policy Owner must also purchase the Waiver of Scheduled Premiums--Disability of Insured Rider in order to purchase this rider. (Availability of the rider is subject to state insurance department approval.)

    WAIVER OF SCHEDULED PREMIUMS--DISABILITY OF INSURED, which provides for waiver of scheduled premiums for the total disability of the insured;

    WAIVER OF SCHEDULED PREMIUMS--DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for the total disability of the applicant;

    WAIVER OF SCHEDULED PREMIUMS--DEATH OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death of the applicant;

    WAIVER OF SCHEDULED PREMIUMS--DEATH OR DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death or disability of the applicant;

    TEMPORARY TERM INSURANCE, which provides for term insurance from the date of issue to the Policy Date;

    CHILDREN'S INSURANCE, which provides for insurance on the life of the insured's children for a defined period.

  Certain riders are available only for sex based Policies. Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate when the insured dies.

  The beneficiary is also named in the application. You may change the beneficiary of the Policy at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

  A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

  Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

  The Zenith Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

  The Zenith Back Bay Advisors Bond Income Series. Its investment objective is a high level of current income consistent with protection of capital.

  The Zenith Capital Growth Series. Its investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

  The Zenith Back Bay Advisors Managed Series. Its investment objective is a favorable total return through investment in a diversified portfolio.

  The Zenith Westpeak Growth and Income Series. Its investment objective is long-term total return through investment in equity securities.

  The Zenith Harris Oakmark Mid Cap Value Series (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.

  The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or other equity securities.

  The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

  The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

  The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

  The Zenith MFS Investors Trust Series (formerly the MFS Investors Series). Its investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

  The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.

  The Metropolitan Putnam Large Cap Growth Portfolio. Its investment objective is capital appreciation.

  The Metropolitan Janus Mid Cap Portfolio. Its investment objective is long-term growth of capital.

  The Metropolitan Russell 2000 Index Portfolio. Its investment objective is to equal the return of the Russell 2000 Index.

  The Metropolitan Putnam International Stock Portfolio. Its investment objective is long-term growth of capital.

  The Metropolitan MetLife Stock Index Portfolio.* Its investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Metropolitan MetLife Mid Cap Stock Index Portfolio.* Its investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index.

  The Metropolitan Morgan Stanley EAFE Index Portfolio.* Its investment objective is to equal the performance of the MSCI EAFE Index.

  The Metropolitan Lehman Brothers Aggregate Bond Index Portfolio.* Its investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

  The Metropolitan State Street Research Aurora Small Cap Value Portfolio.* Its investment objective is high total return, consisting principally of capital appreciation.

  The Metropolitan Janus Growth Portfolio.* Its investment objective is long-term growth of capital.

  The Metropolitan State Street Research Investment Trust Portfolio (formerly the State Street Research Growth Portfolio).*+ Its investment objective is long-term growth of capital and income and moderate current income.

  The Metropolitan Franklin Templeton Small Cap Growth Portfolio.*+ Its investment objective is long-term capital growth.

  The Metropolitan Neuberger Berman Partners Mid Cap Value Portfolio.*+ Its investment objective is capital growth.

  The Met Investors MFS Mid-Cap Growth Portfolio.*+ Its investment objective is long-term growth of capital.

  The Met Investors PIMCO Innovation Portfolio.*+ Its investment objective is to seek capital appreciation; no consideration is given to income.

  The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

  The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

  The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

  The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

  The American Funds Insurance Series American Funds Growth Fund.* Its investment objective is to seek capital appreciation through stocks.

  The American Funds Insurance Series American Funds Growth-Income Fund.* Its investment objective is to seek capital appreciation and income.

  The American Funds Insurance Series American Funds Global Small
Capitalization Fund.* Its investment objective is to seek capital appreciation through stocks.
--------

 * Availability of these Portfolios is subject to any necessary state insurance department approvals.

 + Scheduled to be available in the fourth quarter of 2001.


  The Zenith Fund, the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO, and other life insurance companies.

  VIP, VIP II and the American Funds Insurance Series are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

  The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

  MetLife Advisers, LLC (formerly New England Investment Management, LLC) is the investment adviser for the series of the Zenith Fund. The chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

            SERIES                                     SUB-ADVISER
            ------                                     -----------
Capital Growth                              Capital Growth Management
                                            Limited Partnership ("CGM")*
Back Bay Advisors Money Market              Back Bay Advisors, L.P.**
Back Bay Advisors Bond Income               Back Bay Advisors, L.P.**
Back Bay Advisors Managed                   Back Bay Advisors, L.P.**
Westpeak Growth and Income                  Westpeak Investment Advisors, L.P.
Loomis Sayles Small Cap                     Loomis, Sayles & Company, L.P.
Balanced                                    Wellington Management Company, LLP
Harris Oakmark Mid Cap Value                Harris Associates L.P.
Davis Venture Value                         Davis Selected Advisers, L.P.***
Alger Equity Growth                         Fred Alger Management, Inc.
MFS Investors Trust                         Massachusetts Financial
                                             Services Company
MFS Research Managers                       Massachusetts Financial
                                             Services Company

--------

 * Effective May 1, 2001, MetLife Advisers became the investment adviser to the Capital Growth Series and Capital Growth Management Limited Partnership became the sub-adviser.

 ** CDC IXIS Asset Management North America, L.P. ("CDC IXIS"), the parent of
    Back Bay Advisors, L.P., has informed MetLife Advisers that CDC IXIS intends to terminate the operations of Back Bay Advisors in the near future. MetLife Advisers will be hiring a new sub-adviser for the series. Affected Policy Owners will receive further information when a new sub-adviser is hired.

*** Davis Selected may also delegate any of its responsibilities to Davis
    Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Growth and Income Series, Harris Oakmark Mid Cap Value Series and Loomis Sayles Small Cap Series, MetLife Advisers became the adviser on May 1, 1995. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  MetLife Advisers became the investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, MetLife was the investment manager. For more information regarding the investment manager and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information. The chart below shows the sub-investment manager for each portfolio of the Metropolitan Series Fund

            PORTFOLIO                          SUB-INVESTMENT MANAGER
            ---------                          ----------------------
Putnam Large Cap Growth             Putnam Investment Management, LLC
Janus Mid Cap                       Janus Capital Corporation
Russell 2000 Index                  Metropolitan Life Insurance Company*
Putnam International Stock          Putnam Investment Management, LLC
MetLife Stock Index                 Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index         Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index           Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond In-  Metropolitan Life Insurance Company*
 dex
State Street Research Aurora Small  State Street Research and Management Company
 Cap Value
Janus Growth                        Janus Capital Corporation
State Street Research Investment    State Street Research and Management Company
 Trust+
Franklin Templeton Small Cap        Franklin Advisers, Inc.
 Growth+
Neuberger Berman Partners Mid Cap   Neuberger Berman Management, Inc.
 Value+

--------

+Scheduled to be available in the fourth quarter of 2001.

*Metropolitan Life Insurance Company became the sub-investment manager on May
  1, 2001.

  Met Investors Advisory Corp. (formerly known as Security First Management Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the investment adviser for the Portfolios of the Met Investors Series Trust. For more information regarding the MFS Mid-Cap Growth Portfolio and the PIMCO Innovation Portfolio, see the Met Investors Series Trust prospectuses attached at the end of this prospectus and their Statement of Additional Information. The two Portfolios of the Met Investors Series Trust are scheduled to be available in the fourth quarter of 2001.

  Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income, and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

  Capital Research and Management Company ("Capital Research") is the investment adviser for the American Funds Insurance Series. For more information regarding the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, see the American Funds Insurance Series prospectuses attached at the end of this prospectus and their Statement of Additional Information.

SUBSTITUTION OF INVESTMENTS

  If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Futhermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

  The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide informantion for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Zenith Fund, Metropolitan Series Fund and Met Investors Series Trust, we offer Class A Shares only, for VIP and VIP II we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                               THE FIXED ACCOUNT

  THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

  You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

  Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4.5%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

  We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums or net unscheduled payments allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

  Cash value in the Fixed Account increases from net premiums and net unscheduled payments allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders or partial withdrawals made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

  Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

  We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4.5%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

  Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial withdrawals as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

  TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE.

  THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New Jersey). We currently allow 12 transfers per Policy year in all states. We do not count transfers out of the Fixed Account against this limit.

  Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4.5% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, we take partial surrenders and partial withdrawals only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the transaction, we take the balance from the Fixed Account.

  We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                       DISTRIBUTION OF THE POLICIES

  We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"), and are registered with the National Association of Securities Dealers, Inc. and with the states in which they do business. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with NELICO. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

  New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay sales commissions for sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the scheduled premium paid in the first Policy year; a maximum of 5% of scheduled premiums in Policy years two through ten; and a maximum of 2% of scheduled premiums paid thereafter. Agents receive a commission of 3% of each unscheduled payment. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Agents with less than four years of service may be compensated differently. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer on behalf of the registered representative will not exceed those described above. Selling firms may retain a portion of commissions. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

  New England Securities does not retain any override as distributor for the Policies. However, New England Securities' operating and other expenses are paid for by NELICO. Also, New England Securities or an affiliate may receive 12b-1 fees from the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund.

  Because registered representatives of New England Securities are also agents of NELICO, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NELICO offers, such as conferences, trips, prizes and awards. Other payments may be made for other services that do not directly involve the sale of Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

  We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

  We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

  Generally, we can challenge the validity of your Policy or a rider to your Policy based on misrepresentations made in the application. However, we cannot challenge the Policy or a rider after it has been in force, during the insured's lifetime, for two years from the date of issue. We cannot challenge the portion of the death benefit resulting from payment of an underwritten unscheduled payment for more than two years (during the insured's lifetime) from receipt of the unscheduled payment.

MISSTATEMENT OF AGE OR SEX

  If the application misstates the insured's age or sex, the Policy's cash value and death benefit are what the premiums paid and unscheduled payments made would purchase, based on the insured's correct age and, if the Policy is sex-based, correct sex.

SUICIDE

  If the insured commits suicide within two years from the Policy's date of issue (or less if required by state law), the death benefit is limited to the scheduled premiums paid and unscheduled payments made, reduced by any outstanding Policy loan plus interest and by any partial withdrawals or partial surrenders made (or any greater amount required by state law).

                              TAX CONSIDERATIONS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.

  In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

  In addition, the Code requires that the investments of the Variable Account be "adequately diversified' in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

  Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

  MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

  If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years.

  To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments. This may be the case when the insured reaches very high ages, even if you have not made any unscheduled payments for the Policy. The point at which you may have to limit your scheduled premium payments will depend on the issue age, sex and underwriting class of the insured, investment experience and the amount of any unscheduled payments you have made. You may be able to limit payment of scheduled premiums by using the Special Premium Option, when it is available, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".) A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

  DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

    (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

    (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

  If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

  Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

  Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

  INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

  POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

  MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

  The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

  If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

  Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

  Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

  NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

  ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

  We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

  POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

  Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

  Under current laws in several states we may incur state and local taxes (in addition to premium taxes).These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              Directors of NELICO

   NAME AND PRINCIPAL                    PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                      DURING THE PAST FIVE YEARS
   ------------------                    -----------------------------
James M. Benson.........  Chairman, President and Chief Executive Officer of NELICO
                           since 1998 and President, Individual Business of
                           Metropolitan Life Insurance Company since 1999; formerly,
                           Director, President and Chief Operating Officer 1997-1998
                           of NELICO; President and Chief Executive Officer 1996-
                           1997 of Equitable Life Assurance Society; President and
                           Chief Operating Officer 1996-1997 of Equitable Companies,
                           Inc.; President and Chief Operating Officer 1994-1996 of
                           Equitable Life Assurance Society.

Susan C. Crampton.......  Director of NELICO since 1996 and serves as Principal of
 6 Tarbox Road             The Vermont Partnership, a business consulting firm
 Jericho, VT 05465         located in Jericho, Vermont since 1989; formerly,
                           Director 1989-1996 of New England Mutual.

Edward A. Fox...........  Director of NELICO since 1996 and Chairman of the Board of
 RR Box 67-15              SLM Holdings since 1997; formerly, Director 1994-1996 of
 Harborside, ME 04642      New England Mutual.

George J. Goodman.......  Director of NELICO since 1996 and author, television
 Adam Smith's Global       journalist, and editor.
 Television
 50th Floor, Craig Drill
 Capital
 General Motors Building
 767 Fifth Street
 New York, NY 10153

Dr. Evelyn E. Handler...  Director of NELICO since 1996 and President of Merrimack
 Ten Sterling Place        Higher Education Associates, Inc. since 1998; formerly,
 Bow, NH 03304             Director 1987-1996 of New England Mutual and Executive
                           Director and Chief Executive Officer 1994-1997 of the
                           California Academy of Sciences.

Philip K. Howard, Esq. .  Director of NELICO since 1996 and Partner of the law firm
 Covington & Burling       of Covington & Burling in New York City.
 1330 Avenue of the
 Americas
 New York, NY 10019
Bernard A. Leventhal....  Director of NELICO since 1996; formerly, Vice Chairman of
 Burlington Industries     the Board of Directors 1995-1998 of Burlington
 1345 Avenue of the        Industries, Inc.; Director and Executive Vice President
 Americas                  1993-1995 of Burlington Menswear Division.
 New York, NY 10105

Thomas J. May...........  Director of NELICO since 1996 and Chairman and Chief
 NSTAR                     Executive Officer of NSTAR since 2000; formerly,
 800 Boylston Street       Chairman, President and Chief Executive Officer of Boston
 Boston, MA 02199          Edison Company 1994-2000 and Director 1994-1996 of New
                           England Mutual.

Stewart G. Nagler.......  Director of NELICO since 1996 and Vice Chairman and Chief
 Metropolitan Life         Financial Officer of Metropolitan Life since 1998;
 One Madison Avenue        formerly, Senior Executive Vice President and Chief
 New York, NY 10010        Financial Officer 1986-1998 of Metropolitan Life
                           Insurance Company.


   NAME AND PRINCIPAL                   PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                     DURING THE PAST FIVE YEARS
   ------------------                   -----------------------------
Catherine A. Rein....... Director of NELICO since 1998 and President and Chief
 Metropolitan Property    Executive Officer of Metropolitan Property and Casualty
 and                      Insurance Company since 1999; formerly, Senior Executive
 Casualty Insurance Com-  Vice President 1998-1999 and Executive Vice President
 pany                     1989-1998 of Metropolitan Life Insurance Company.
 700 Quaker Lane
 Warwick, RI 02887

Rand N. Stowell......... Director of NELICO since 1996 and President of United
 P.O. Box 60              Timber Corp. and President, Randwell Co. since 2000 of
 Weld, ME 04285           Weld, Maine; formerly, Director 1990-1996 of New England
                          Mutual.

Lisa M. Weber........... Director of NELICO since 2000 and Executive Vice President
 Metropolitan Life In-    of Metropolitan Life Insurance Company since 1998;
 surance                  formerly, Director of Diversity Strategies and
 Company                  Development and an Associate Director of Human Resources
 One Madison Avenue       of Paine Webber.
 New York, NY 10010

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                    PRINCIPAL BUSINESS EXPERIENCE
       NAME                          DURING THE PAST FIVE YEARS
       ----                         -----------------------------
James M. Benson....  See Directors above

David W. Allen.....  Senior Vice President of NELICO since 1996 and Vice
                      President of Metropolitan Life Insurance Company since
                      2000; formerly, Senior Vice President 1994-1996 and Vice
                      President 1990-1994 of New England Mutual.

Pauline V. Belisle.  Senior Vice President of NELICO since 1996 and Vice
                      President of Metropolitan Life Insurance Company since
                      2000; formerly, Senior Vice President 1994-1996 of New
                      England Mutual.

Mary Ann Brown.....  President, New England Products and Services of NELICO
                      since 1998 and Senior Vice President of Metropolitan Life
                      Insurance Company since 2000; formerly, Director,
                      Worldwide Life Insurance 1997-1998 of Swiss Reinsurance
                      New Markets; President & Chief Executive Officer 1996-
                      1998 of Atlantic International Reinsurance Company;
                      Executive Vice President 1996-1997 of Swiss Re Atrium and
                      Swiss Re Services and Principal 1987-1996 of
                      Tillinghast/Towers Perrin.

Anthony J. Candito.  President, NEF Information Services of NELICO and Chief
                      Information Officer since 1998 and Senior Vice President of Metropolitan Life Insurance Company since 2000;
                      formerly, Senior Vice President 1996-1998 of NELICO;
                      Senior Vice President 1995-1996 and Vice President 1994-
                      1995 of New England Mutual.

Thom A. Faria......  President, Career Agency System of NELICO since 1996 and
                      President-NEF Distribution of Metropolitan Life Insurance
                      Company since 2000; formerly, Executive Vice President in
                      1996, Senior Vice President 1993-1996 of New England
                      Mutual.

Anne M. Goggin.....  Senior Vice President and General Counsel of NELICO since
                      2000 and Chief Counsel-Individual Business of
                      Metropolitan Life Insurance Company since 2000; formerly
                      Senior Vice President and Associate General Counsel 1997-
                      2000; Vice President and Counsel of NELICO in 1996, Vice
                      President and Counsel 1994-1996 of New England Mutual.


                                        PRINCIPAL BUSINESS EXPERIENCE
          NAME                           DURING THE PAST FIVE YEARS
          ----                          -----------------------------
Daniel D. Jordan........ Second Vice President, Counsel, Secretary and Clerk of
                          NELICO since 1996 and Associate General Counsel of
                          Metropolitan Life Insurance Company since 2001; formerly,
                          Counsel and Assistant Secretary 1990-1996 of New England
                          Mutual.

Alan C. Leland, Jr...... Senior Vice President of NELICO since 1996 and Vice
                          President of Metropolitan Life Insurance Company since
                          2000; formerly, Vice President 1984-1996 of New England
                          Mutual.

George J. Maloof........ Senior Vice President of NELICO since 1996 and Senior Vice
                          President-NEF Distribution of Metropolitan Life Insurance
                          Company since 2000; formerly, Vice President 1991-1996 of
                          New England Mutual.

Kenneth D. Martinelli... Senior Vice President of NELICO since 1999 and Senior Vice
                          President-NEF Distribution of Metropolitan Life Insurance
                          Company since 2000; formerly, Vice President 1997-1999 of
                          NELICO and Vice President 1994-1997 of The Equitable Life
                          Assurance Company.

Thomas W. McConnell..... Senior Vice President of NELICO since 1996 and Director,
                          Chief Executive Officer and President of New England
                          Securities Corporation since 1993.

Hugh C. McHaffie........ Senior Vice President of NELICO since 1999 and Senior Vice
                          President of Metropolitan Life Insurance Company since
                          2000; formerly, Vice President 1994-1999 of Manufacturers
                          Life Insurance Company of North America.

Stephen J. McLaughlin... Senior Vice President of NELICO since 1999 and Senior Vice
                          President-NEF Distribution of Metropolitan Life Insurance
                          Company since 2000; formerly, Vice President 1996-1999 of
                          NELICO and Vice President 1994-1996 of New England
                          Mutual.

Thomas W. Moore......... Senior Vice President of NELICO since 1996 and Senior Vice
                          President-NEF Distribution of Metropolitan Life Insurance
                          Company since 2000; formerly, Vice President 1990-1996 of
                          New England Mutual.

David Y. Rogers......... Executive Vice President and Chief Financial Officer of
                          NELICO since 1999 and Senior Vice President of
                          Metropolitan Life Insurance Company since 2000; formerly,
                          Partner, Actuarial Consulting 1992-1999 of Price
                          Waterhouse Coopers LLP.

John G. Small, Jr. ..... President, New England Services of NELICO since 1997 and
                          Vice President of Metropolitan Life Insurance Company
                          since 2000; formerly, Senior Vice President 1996-1997 of
                          NELICO and Senior Vice President 1990-1996 of New England
                          Mutual.

  The principal business address for each of the directors and officers is the same as NELICO's except where indicated otherwise.

                                 VOTING RIGHTS

  We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

  Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

  We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

  The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

  We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

  We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to substitute shares of a new fund for shares of an Eligible Fund (the new fund may have different fees and expenses), to close a sub-account to allocations of premium payments or cash value or both at any time in our sole discretion, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call 1-800-333-2501.

  For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

  You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                                    REPORTS

  We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

  Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

  Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

  We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

  Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by James J. Reilly, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                       ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

  The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e. investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables show face amounts of $100,000 and $250,000 for a male aged 40. The insured is assumed to be in the nonsmoker standard risk classification for the $100,000 Policy and in the nonsmoker preferred risk classification for the $250,000 Policy. The illustrations based on current charges for the $250,000 face amount reflect the lower charges that apply to a Policy of that size. The $100,000 Policy is assumed not to be eligible for NELICO's currently applicable charge reductions. Illustrations show Option 1 and Option 2 death benefits. (Substandard risk Policies and automatic issue Policies have the same basic scheduled premiums and cost of insurance rates as standard smoker and nonsmoker Policies but require an additional premium.)

  The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if scheduled premiums were paid at other than annual intervals, or if unscheduled payments were made. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if a Policy loan were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, cash values available for the special premium option or automatic premium loan feature, or for withdrawal, may not be adequate for the purposes or periods illustrated even if the average rate of return is achieved. Thus, additional premiums or unscheduled payments beyond those illustrated may be necessary to achieve the results shown on particular illustrations.

  The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from annual premiums for the annual administrative charge, sales charge and state and federal premium tax charge; and (ii) a monthly deduction (consisting of an administrative charge and a minimum death benefit guarantee charge) and a charge for the cost of insurance that are deducted from the cash value on the first day of each Policy month. The net cash values reflect a surrender charge that is deducted from the cash value on surrender, face reduction or lapse during the first 11 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .60% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .75% of the average daily net assets of the Eligible Funds. This average reflects expense subsidies by the investment advisers of certain Eligible Funds that may be voluntary and of limited duration.

  Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.34%, 4.58% and 10.50%, respectively, based on the current charge for mortality and expense risks, and -1.64%, 4.27% and 10.17%, respectively, based on the guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the

Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

  If you request, we will furnish an illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or scheduled premium requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                         DEATH BENEFIT         NET CASH VALUE          CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- --------------------- --------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------ ------- ------ ------ ------- ---------  ---------  ---------
 1          1,785   100,000 100,000 100,000    222    299     377  1,126  1,204   1,282    -86.96%    -82.40%    -77.84%
 2          3,659   100,000 100,000 100,000    414    639     873  2,223  2,448   2,683    -79.76     -70.90     -62.61
 3          5,627   100,000 100,000 100,000  1,481  1,926   2,407  3,291  3,735   4,217    -50.13     -41.33     -33.10
 4          7,694   100,000 100,000 100,000  2,518  3,255   4,087  4,328  5,065   5,896    -35.96     -27.38     -19.36
 5          9,863   100,000 100,000 100,000  3,607  4,712   6,009  5,334  6,439   7,737    -27.31     -19.06     -11.34
 6         12,141   100,000 100,000 100,000  4,662  6,213   8,108  6,307  7,858   9,753    -22.05     -14.02      -6.52
 7         14,533   100,000 100,000 100,000  5,930  8,005  10,648  7,246  9,321  11,964    -17.50      -9.93      -2.78
 8         17,045   100,000 100,000 100,000  7,163  9,845  13,403  8,150 10,832  14,390    -14.50      -7.23      -0.32
 9         19,682   100,000 100,000 100,000  8,365 11,737  16,401  9,023 12,395  17,059    -12.39      -5.35       1.39
10         22,452   100,000 100,000 100,000  9,533 13,683  19,666  9,862 14,012  19,995    -10.86      -3.99       2.63
15         38,518   100,000 100,000 100,000 13,419 22,866  39,784 13,419 22,866  39,784     -8.56      -1.38       5.38
20         59,023   100,000 100,000 151,737 17,241 34,646  72,851 17,241 34,646  72,851     -7.04       0.18       6.80
25         85,193   100,000 100,000 225,267 19,934 48,931 125,284 19,934 48,931 125,284     -6.48       1.07       7.55
30        118,593   100,000 105,350 328,191 21,016 66,441 207,930 21,016 66,441 207,930     -6.57       1.65       8.00
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
 1       5,782.38%  5,782.38%  5,782.38%
 2         618.59     618.59     618.59
 3         250.44     250.44     250.44
 4         144.56     144.56     144.56
 5          97.48      97.48      97.48
 6          71.62      71.62      71.62
 7          55.51      55.51      55.51
 8          44.64      44.64      44.64
 9          36.86      36.86      36.86
10          31.05      31.05      31.05
15          15.80      15.80      15.80
20           9.44       9.44      12.81
25           6.08       6.08      11.26
30           4.05       4.34      10.33

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                         DEATH BENEFIT         NET CASH VALUE          CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- --------------------- --------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------ ------- ------ ------ ------- ---------  ---------  ---------
 1          1,785   100,000 100,030 100,101    222    299     377  1,126  1,204   1,281    -86.96%    -82.41%    -77.84%
 2          3,659   100,000 100,063 100,283    414    638     873  2,223  2,448   2,682    -79.76     -70.91     -62.64
 3          5,627   100,000 100,098 100,557  1,481  1,925   2,405  3,291  3,735   4,215    -50.13     -41.34     -33.13
 4          7,694   100,000 100,136 100,934  2,518  3,254   4,082  4,328  5,064   5,892    -35.96     -27.39     -19.40
 5          9,863   100,000 100,177 101,428  3,607  4,711   6,001  5,334  6,438   7,728    -27.31     -19.07     -11.39
 6         12,141   100,000 100,222 102,053  4,662  6,211   8,093  6,307  7,856   9,738    -22.05     -14.03      -6.58
 7         14,533   100,000 100,270 102,825  5,930  8,003  10,622  7,246  9,319  11,938    -17.50      -9.94      -2.84
 8         17,045   100,000 100,322 103,763  7,163  9,840  13,360  8,150 10,827  14,347    -14.50      -7.24      -0.40
 9         19,682   100,000 100,383 104,892  8,365 11,731  16,335  9,023 12,389  16,993    -12.39      -5.37       1.31
10         22,452   100,000 100,454 106,235  9,533 13,675  19,568  9,862 14,004  19,897    -10.86      -4.00       2.54
15         38,518   100,000 100,944 117,090 13,419 22,834  39,219 13,419 22,834  39,219     -8.56      -1.39       5.21
20         59,023   100,000 103,441 149,477 17,241 34,549  71,766 17,241 34,549  71,766     -7.04       0.15       6.68
25         85,193   100,000 107,614 222,157 19,934 48,589 123,555 19,934 48,589 123,555     -6.48       1.01       7.46
30        118,593   100,000 114,367 323,859 21,016 65,388 205,186 21,016 65,388 205,186     -6.57       1.56       7.93
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
 1       5,782.38%  5,784.12%  5,788.30%
 2         618.59     618.83     619.68
 3         250.44     250.57     251.17
 4         144.56     144.65     145.22
 5          97.48      97.57      98.16
 6          71.62      71.69      72.34
 7          55.51      55.59      56.30
 8          44.64      44.71      45.50
 9          36.86      36.93      37.81
10          31.05      31.12      32.10
15          15.80      15.90      17.52
20           9.44       9.72      12.69
25           6.08       6.56      11.18
30           4.05       4.80      10.26

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

       THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM POLICY CHARGES.

                         DEATH BENEFIT         NET CASH VALUE          CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- --------------------- --------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------ ------- ------ ------ ------- ---------  ---------  ---------
 1          1,785   100,000 100,000 100,000    190    266     342  1,094  1,171   1,247    -88.85%    -84.35%    -79.86%
 2          3,659   100,000 100,000 100,000    346    567     796  2,156  2,376   2,606    -82.64     -73.62     -65.24
 3          5,627   100,000 100,000 100,000  1,376  1,809   2,279  3,185  3,619   4,088    -52.45     -43.51     -35.19
 4          7,694   100,000 100,000 100,000  2,371  3,088   3,895  4,180  4,897   5,705    -37.90     -29.18     -21.08
 5          9,863   100,000 100,000 100,000  3,415  4,487   5,743  5,143  6,214   7,471    -28.96     -20.59     -12.79
 6         12,141   100,000 100,000 100,000  4,424  5,923   7,753  6,069  7,568   9,398    -23.51     -15.36      -7.79
 7         14,533   100,000 100,000 100,000  5,642  7,643  10,187  6,958  8,959  11,503    -18.76     -11.09      -3.89
 8         17,045   100,000 100,000 100,000  6,822  9,401  12,817  7,809 10,388  13,804    -15.63      -8.28      -1.32
 9         19,682   100,000 100,000 100,000  7,963 11,197  15,663  8,621 11,855  16,321    -13.44      -6.32       0.47
10         22,452   100,000 100,000 100,000  9,063 13,032  18,746  9,392 13,361  19,075    -11.85      -4.90       1.77
15         38,518   100,000 100,000 100,000 12,515 21,422  37,356 12,515 21,422  37,356     -9.57      -2.21       4.64
20         59,023   100,000 100,000 137,101 13,948 30,156  65,808 13,948 30,156  65,808     -9.54      -1.16       5.94
25         85,193   100,000 100,000 194,131 12,750 39,228 107,941 12,750 39,228 107,941    -11.23      -0.62       6.58
30        118,593   100,000 100,000 266,380  6,822 47,938 168,727  6,822 47,938 168,727    -19.93      -0.40       6.90
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
 1       5,782.38%  5,782.38%  5,782.38%
 2         618.59     618.59     618.59
 3         250.44     250.44     250.44
 4         144.56     144.56     144.56
 5          97.48      97.48      97.48
 6          71.62      71.62      71.62
 7          55.51      55.51      55.51
 8          44.64      44.64      44.64
 9          36.86      36.86      36.86
10          31.05      31.05      31.05
15          15.80      15.80      15.80
20           9.44       9.44      11.99
25           6.08       6.08      10.34
30           4.05       4.05       9.27

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

       THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM POLICY CHARGES.

                         DEATH BENEFIT         NET CASH VALUE          CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL           GROSS ANNUAL          GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF     RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- --------------------- --------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%     12%     0%     6%     12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------ ------- ------ ------ ------- ---------  ---------  ---------
 1          1,785   100,000 100,000 100,068    190    266     342  1,094  1,171   1,247    -88.85%    -84.35%    -79.86%
 2          3,659   100,000 100,000 100,208    346    567     796  2,156  2,376   2,605    -82.64     -73.62     -65.25
 3          5,627   100,000 100,000 100,431  1,376  1,809   2,277  3,185  3,619   4,087    -52.45     -43.51     -35.21
 4          7,694   100,000 100,000 100,747  2,371  3,088   3,892  4,180  4,897   5,702    -37.90     -29.18     -21.11
 5          9,863   100,000 100,000 101,167  3,415  4,487   5,737  5,143  6,214   7,464    -28.96     -20.59     -12.83
 6         12,141   100,000 100,000 101,705  4,424  5,923   7,740  6,069  7,568   9,385    -23.51     -15.36      -7.84
 7         14,533   100,000 100,000 102,375  5,642  7,643  10,165  6,958  8,959  11,481    -18.76     -11.09      -3.94
 8         17,045   100,000 100,000 103,192  6,822  9,401  12,781  7,809 10,388  13,768    -15.63      -8.28      -1.38
 9         19,682   100,000 100,000 104,175  7,963 11,197  15,607  8,621 11,855  16,265    -13.44      -6.32       0.40
10         22,452   100,000 100,000 105,341  9,063 13,032  18,662  9,392 13,361  18,991    -11.85      -4.90       1.69
15         38,518   100,000 100,000 114,751 12,515 21,422  36,852 12,515 21,422  36,852     -9.57      -2.21       4.48
20         59,023   100,000 100,000 134,345 13,948 30,156  64,484 13,948 30,156  64,484     -9.54      -1.16       5.76
25         85,193   100,000 100,000 190,541 12,750 39,228 105,945 12,750 39,228 105,945    -11.23      -0.62       6.46
30        118,593   100,000 100,000 261,704  6,822 47,938 165,765  6,822 47,938 165,765    -19.93      -0.40       6.81
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
 1       5,782.38%  5,782.38%  5,786.33%
 2         618.59     618.59     619.39
 3         250.44     250.44     251.01
 4         144.56     144.56     145.09
 5          97.48      97.48      98.04
 6          71.62      71.62      72.22
 7          55.51      55.51      56.17
 8          44.64      44.64      45.37
 9          36.86      36.86      37.67
10          31.05      31.05      31.96
15          15.80      15.80      17.30
20           9.44       9.44      11.83
25           6.08       6.08      10.22
30           4.05       4.05       9.18

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                         DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- ---------------------- ---------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ---------  ---------  ---------
1           4,376   250,000 250,000 250,000    711     909   1,109  2,973   3,171   3,370    -82.94%    -78.18%    -73.40%
2           8,971   250,000 250,000 250,000  1,348   1,930   2,537  5,872   6,454   7,060    -74.27     -65.55     -57.34
3          13,795   250,000 250,000 250,000  4,176   5,330   6,582  8,700   9,854  11,105    -45.56     -36.94     -28.82
4          18,861   250,000 250,000 250,000  6,927   8,849  11,015 11,451  13,372  15,538    -32.17     -23.78     -15.91
5          24,179   250,000 250,000 250,000  9,809  12,697  16,085 14,127  17,015  20,403    -24.13     -16.08      -8.51
6          29,764   250,000 250,000 250,000 12,610  16,670  21,627 16,722  20,782  25,739    -19.31     -11.49      -4.13
7          35,628   250,000 250,000 250,000 15,944  21,387  28,307 19,234  24,677  31,597    -15.16      -7.77      -0.75
8          41,786   250,000 250,000 250,000 19,193  26,235  35,563 21,661  28,703  38,030    -12.45      -5.35       1.43
9          48,251   250,000 250,000 250,000 22,367  31,232  43,470 24,012  32,877  45,115    -10.56      -3.69       2.94
10         55,039   250,000 250,000 250,000 25,459  36,379  52,095 26,282  37,201  52,917     -9.20      -2.49       4.02
15         94,425   250,000 250,000 258,194 36,102  61,070 105,621 36,102  61,070 105,621     -7.24      -0.29       6.31
20        144,692   250,000 250,000 404,633 47,234  93,611 194,269 47,234  93,611 194,269     -5.79       1.09       7.51
25        208,848   250,000 250,000 602,066 55,538 133,405 334,845 55,538 133,405 334,845     -5.27       1.85       8.11
30        290,728   250,000 288,271 878,247 59,896 181,802 556,427 59,896 181,802 556,427     -5.30       2.32       8.45
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
1        5,898.79%  5,898.79%  5,898.79%
2          626.13     626.13     626.13
3          253.02     253.02     253.02
4          145.96     145.96     145.96
5           98.42      98.42      98.42
6           72.31      72.31      72.31
7           56.07      56.07      56.07
8           45.10      45.10      45.10
9           37.25      37.25      37.25
10          31.39      31.39      31.39
15          16.01      16.01      16.37
20           9.60       9.60      13.47
25           6.21       6.21      11.80
30           4.16       4.95      10.76

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                         DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- ---------------------- ---------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ---------  ---------  ---------
 1          4,376   250,052 250,236 250,418    711     909   1,108  2,973   3,171   3,370    -82.94%    -78.18%    -73.41%
 2          8,971   250,000 250,488 251,059  1,348   1,929   2,534  5,872   6,453   7,058    -74.27     -65.57     -57.37
 3         13,795   250,000 250,757 251,949  4,176   5,328   6,575  8,699   9,851  11,099    -45.56     -36.96     -28.85
 4         18,861   250,000 251,045 253,123  6,927   8,843  11,000 11,451  13,367  15,524    -32.17     -23.81     -15.95
 5         24,179   250,000 251,352 254,616  9,809  12,688  16,058 14,127  17,006  20,376    -24.13     -16.10      -8.56
 6         29,764   250,000 251,680 256,467 12,610  16,656  21,579 16,722  20,768  25,691    -19.31     -11.51      -4.20
 7         35,628   250,000 252,030 258,722 15,944  21,365  28,227 19,234  24,655  31,517    -15.16      -7.79      -0.82
 8         41,786   250,000 252,403 261,427 19,193  26,205  35,436 21,661  28,672  37,904    -12.45      -5.38       1.35
 9         48,251   250,000 252,813 264,651 22,367  31,190  43,278 24,012  32,835  44,923    -10.56      -3.71       2.85
10         55,039   250,000 253,263 268,453 25,459  36,322  51,810 26,282  37,144  52,633     -9.20      -2.52       3.92
15         94,425   250,000 256,122 298,713 36,102  60,861 104,087 36,102  60,861 104,087     -7.24      -0.34       6.14
20        144,692   250,000 265,271 398,939 47,234  93,067 191,536 47,234  93,067 191,536     -5.79       1.04       7.39
25        208,848   250,000 279,339 594,231 55,538 131,816 330,487 55,538 131,816 330,487     -5.27       1.76       8.03
30        290,728   250,000 300,774 867,331 59,896 178,382 549,511 59,896 178,382 549,511     -5.30       2.20       8.39
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
 1       5,900.06%  5,904.45%  5,908.85%
 2         626.13     626.88     627.77
 3         253.02     253.42     254.05
 4         145.96     146.26     146.85
 5          98.42      98.68      99.29
 6          72.31      72.55      73.22
 7          56.07      56.29      57.03
 8          45.10      45.32      46.14
 9          37.25      37.47      38.39
10          31.39      31.62      32.64
15          16.01      16.28      17.96
20           9.60      10.08      13.36
25           6.21       6.94      11.72
30           4.16       5.19      10.70

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

       THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM POLICY CHARGES.

                         DEATH BENEFIT          NET CASH VALUE           CASH VALUE
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL
        ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF
POLICY   INTEREST   ----------------------- ---------------------- ----------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%
------  ----------- ------- ------- ------- ------ ------- ------- ------ ------- -------
 1          4,376   250,000 250,000 250,000    474     665     856  2,736   2,927   3,118
 2          8,971   250,000 250,000 250,000    866   1,417   1,991  5,389   5,941   6,515
 3         13,795   250,000 250,000 250,000  3,439   4,523   5,697  7,963   9,047  10,221
 4         18,861   250,000 250,000 250,000  5,927   7,719   9,739 10,451  12,243  14,262
 5         24,179   250,000 250,000 250,000  8,538  11,217  14,358 12,856  15,535  18,676

 6         29,764   250,000 250,000 250,000 11,059  14,807  19,382 15,171  18,919  23,494
 7         35,628   250,000 250,000 250,000 14,104  19,106  25,467 17,394  22,396  28,757
 8         41,786   250,000 250,000 250,000 17,054  23,501  32,041 19,522  25,969  34,509
 9         48,251   250,000 250,000 250,000 19,908  27,993  39,157 21,553  29,638  40,802
10         55,039   250,000 250,000 250,000 22,658  32,580  46,866 23,480  33,403  47,688

15         94,425   250,000 250,000 250,000 31,288  53,555  93,390 31,288  53,555  93,390
20        144,692   250,000 250,000 342,754 34,869  75,390 164,519 34,869  75,390 164,519
25        208,848   250,000 250,000 485,328 31,876  98,069 269,852 31,876  98,069 269,852
30        290,728   250,000 250,000 665,950 17,054 119,846 421,818 17,054 119,846 421,818



            INTERNAL RATE OF RETURN                 INTERNAL RATE OF RETURN
               ON NET CASH VALUE                       ON DEATH BENEFIT
          ASSUMING HYPOTHETICAL GROSS             ASSUMING HYPOTHETICAL GROSS
END OF     ANNUAL RATE OF RETURN OF                ANNUAL RATE OF RETURN OF
POLICY   --------------------------------        ---------------------------------
 YEAR       0%         6%           12%             0%         6%         12%
------   ---------  ---------    --------     ----------- ---------- ----------
 1          -88.63%   -84.04%      -79.46%    5,898.79%  5,898.79%  5,898.79%
 2          -82.35    -73.19       -64.69       626.13     626.13     626.13
 3          -51.84    -42.83       -34.44       253.02     253.02     253.02
 4          -37.27    -28.52       -20.38       145.96     145.96     145.96
 5          -28.37    -19.97       -12.17        98.42      98.42      98.42

 6          -22.96    -14.81        -7.24        72.31      72.31      72.31
 7          -18.27    -10.60        -3.40        56.07      56.07      56.07
 8          -15.17     -7.83        -0.88        45.10      45.10      45.10
 9          -13.02     -5.92         0.86        37.25      37.25      37.25
10          -11.47     -4.53         2.12        31.39      31.39      31.39

15           -9.28     -1.96         4.87        16.01      16.01      16.01
20           -9.30     -0.97         6.11         9.60       9.60      12.15
25          -11.00     -0.47         6.71         6.21       6.21      10.46
30          -19.62     -0.27         7.01         4.16       4.16       9.37

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

       THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM POLICY CHARGES.

                         DEATH BENEFIT          NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED      GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%       RATE OF RETURN OF      RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   ----------------------- ---------------------- ---------------------- -------------------------------
 YEAR    PER YEAR     0%      6%      12%     0%     6%      12%     0%     6%      12%      0%         6%         12%
------  ----------- ------- ------- ------- ------ ------- ------- ------ ------- ------- ---------  ---------  ---------
 1          4,376   250,000 250,000 250,169    474     665     856  2,736   2,927   3,118    -88.63%    -84.04%    -79.46%
 2          8,971   250,000 250,000 250,520    866   1,417   1,990  5,389   5,941   6,514    -82.35     -73.19     -64.71
 3         13,795   250,000 250,000 251,078  3,439   4,523   5,694  7,963   9,047  10,217    -51.84     -42.83     -34.47
 4         18,861   250,000 250,000 251,867  5,927   7,719   9,730 10,451  12,243  14,254    -37.27     -28.52     -20.41
 5         24,179   250,000 250,000 252,918  8,538  11,217  14,341 12,856  15,535  18,659    -28.37     -19.97     -12.20
 6         29,764   250,000 250,000 254,263 11,059  14,807  19,350 15,171  18,919  23,463    -22.96     -14.81      -7.28
 7         35,628   250,000 250,000 255,938 14,104  19,106  25,413 17,394  22,396  28,703    -18.27     -10.60      -3.45
 8         41,786   250,000 250,000 257,981 17,054  23,501  31,953 19,522  25,969  34,420    -15.17      -7.83      -0.95
 9         48,251   250,000 250,000 260,436 19,908  27,993  39,018 21,553  29,638  40,663    -13.02      -5.92       0.79
10         55,039   250,000 250,000 263,352 22,658  32,580  46,654 23,480  33,403  47,477    -11.47      -4.53       2.04
15         94,425   250,000 250,000 286,876 31,288  53,555  92,129 31,288  53,555  92,129     -9.28      -1.96       4.71
20        144,692   250,000 250,000 335,862 34,869  75,390 161,211 34,869  75,390 161,211     -9.30      -0.97       5.93
25        208,848   250,000 250,000 476,353 31,876  98,069 264,862 31,876  98,069 264,862    -11.00      -0.47       6.59
30        290,728   250,000 250,000 654,260 17,054 119,846 414,413 17,054 119,846 414,413    -19.62      -0.27       6.91
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
 1       5,898.79%  5,898.79%  5,902.85%
 2         626.13     626.13     626.93
 3         253.02     253.02     253.59
 4         145.96     145.96     146.50
 5          98.42      98.42      98.97
 6          72.31      72.31      72.91
 7          56.07      56.07      56.73
 8          45.10      45.10      45.83
 9          37.25      37.25      38.07
10          31.39      31.39      32.30
15          16.01      16.01      17.52
20           9.60       9.60      11.99
25           6.21       6.21      10.34
30           4.16       4.16       9.28

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.

  The Policies became available in 1997. Except as noted, each Eligible Fund was made available to the Variable Account when that fund commenced operations. The Variable Account and the first three series of the Zenith Fund, the Capital Growth Series, the Back Bay Bond Income Series and the Back Bay Advisors Money Market Series, commenced operations on August 26, 1983. The Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Harris Oakmark Mid Cap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available to the Variable Account on December 19, 1994. The MFS Investors Trust Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund series shown in this Appendix commenced operations on October 31, 1994 and were made available to the Variable Account on May 1, 1995.

  The commencement of operations for the following Portfolios of the Metropolitan Series Fund, Inc. was: March 3, 1997 for the Janus Mid Cap Portfolio; November 9, 1998 for the Russell 2000 Index Portfolio; and May 1, 2000 for the Putnam Large Cap Growth Portfolio. These three Portfolios were made available to the Variable Account on May 1, 2000.The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was:
November 9, 1998 for the Lehman Brothers Aggregate Bond Index Portfolio and the Morgan Stanley EAFE Index Portfolio; and July 5, 2000 for the MetLife Mid Cap Stock Index Portfolio and State Street Research Aurora Small Cap Value Portfolio. The Janus Growth Portfolio commenced operations on May 1, 2001 and is not included in this Appendix. These Portfolios were made available to the Variable Account on May 1, 2001. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: June 24, 1983 for the State Street Research Investment Trust Portfolio; and November 9, 1998 for the Neuberger Berman Partners Mid Cap Value Portfolio. The Franklin Templeton Small Cap Growth Portfolio commenced operations on May 1, 2001 and is not included in this Appendix. These Portfolios are scheduled to be made available to the Variable Account in the fourth quarter of 2001.

  On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1991) replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1990) replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.

  The MFS Mid-Cap Growth Portfolio and the PIMCO Innovation Portfolio of the Met Investors Series Trust commenced operations on February 12, 2001 and are not included in this Appendix. These Portfolios are scheduled to be added as investment options of the Variable Account in the fourth quarter of 2001.

  The commencement of operations for the following Funds of the American Funds Insurance Series was: February 8, 1984 for the American Funds Growth Fund and the American Funds Growth-Income Fund; and April 30, 1998 for the American Funds Global Small Capitalization Fund. These Funds were added as investment options of the Variable Account on May 1, 2001.

  The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively, and were added as investment options of the Variable Account on April 30, 1993. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options of the Variable Account on December 19, 1994.

  We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (and reflect actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at an annual rate of
 .60%. The illustrations assume that annual scheduled premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

  Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from premiums and monthly deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate of return is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, we calculate the rate by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     SUB-ACCOUNT INVESTING IN ZENITH FUND

                                                                                      ANNUAL NET RATE OF RETURN
                  -----------------------------------------------------------------------------------------------------------
                                                                                             FOR ONE YEAR ENDING
                  8/26/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT       12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------       -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth*.    8.64%    -.96%   67.09%   94.04%   51.79%   -9.34%   29.98%   -4.06%   53.06%   -6.61%   14.28%   -7.62%
Back Bay
 Advisors Bond
 Income.........    2.83%   11.93    18.05    14.15     1.65     7.72    11.63     7.44    17.25     7.53    11.94    -3.94
Back Bay
 Advisors Money
 Market.........    3.08%    9.96     7.61     6.16     5.89     6.87     8.60     7.54     5.58     3.18     2.36     3.35
                                                                        8/26/83-  8/26/83-
                                                                        12/31/00  12/31/00
                                                                         TOTAL    EFFECTIVE
                                                                         RETURN    ANNUAL
                                                                        --------- ---------
SUB-ACCOUNT       12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00
-----------       -------- -------- -------- -------- -------- --------
Capital Growth*.   37.21%   20.34%   22.74%   33.29%   15.01%   -5.22%  2,560.46%   20.82%
Back Bay
 Advisors Bond
 Income.........   20.47     3.98    10.23     8.39    -1.06     7.50     340.22     8.92
Back Bay
 Advisors Money
 Market.........    5.07     4.50     4.71     4.63     4.34     5.59     161.38     5.69

                                                                   ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                          FOR ONE YEAR ENDING
                 5/1/87-  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Back Bay Advi-
 sors Managed...  -1.06%    8.83%   18.37%    2.59%   19.45%    6.06%    9.99%   -1.70%   30.48%   14.34%   25.81%   18.94%
                                   5/1/87-   5/1/87-
                                   12/31/00 12/31/00
                                    TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/99 12/31/00  RETURN   ANNUAL
-----------      -------- -------- -------- ---------
Back Bay Advi-
 sors Managed...   9.31%   -3.96%   319.78%   11.06%


                                                          ANNUAL NET RATE OF RETURN
                                   ----------------------------------------------------------------------- 4/30/93- 4/30/93-
                                                                 FOR ONE YEAR ENDING                       12/31/00 12/31/00
                                   4/30/93- --------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT                        12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00  RETURN   ANNUAL
-----------                        -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Westpeak Growth and Income........  13.78%   -1.80%   35.65%   17.38%   32.67%   23.71%    8.70%   -5.72%   199.27%   15.36%
Harris Oakmark Mid Cap Value**....  14.28     -.87    29.57    16.90    16.62    -6.03    -0.25    19.71    124.58    11.12

                                                   ANNUAL NET RATE OF RETURN
                                 -------------------------------------------------------------- 5/2/94-   5/2/94-
                                                           FOR ONE YEAR ENDING                  12/31/00 12/31/00
                                 5/2/94-  -----------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00  RETURN   ANNUAL
-----------                      -------- -------- -------- -------- -------- -------- -------- -------- ---------
Loomis Sayles Small Cap........   -3.61%   28.08%   29.90%   24.11%   -2.28%   30.96%    4.62%   166.46%   15.84%

                                                    ANNUAL NET RATE OF RETURN
                                 --------------------------------------------------------------- 10/31/94- 10/31/94-
                                                            FOR ONE YEAR ENDING                  12/31/00  12/31/00
                                 10/31/94- -----------------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/94  12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00  RETURN    ANNUAL
-----------                      --------- -------- -------- -------- -------- -------- -------- --------- ---------
Alger Equity Growth............    -4.29%   47.81%   12.49%   24.88%   46.90%   33.33%   -14.20%  233.96%    21.59%
Balanced***....................     -.20    24.05    16.21    15.48     8.46    -5.63     -2.50    65.80      8.54
Davis Venture Value............    -3.60    38.45    25.08    32.70    13.73    16.81      8.83   220.33     20.77

                                 ANNUAL NET RATE OF RETURN
                                 -------------------------
                                              FOR ONE      4/30/99- 4/30/99-
                                            YEAR ENDING    12/31/00 12/31/00
                                 4/30/99-   -----------     TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/99     12/31/00      RETURN   ANNUAL
-----------                      --------     --------     -------- ---------
MFS Investors Trust............    2.44%        -.74%        1.68%    1.00%
MFS Research Managers..........   19.32        -4.21        14.30     8.32

-------
  * Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.
 ** The Harris Oakmark Mid Cap Value Series' Sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998, and .75% thereafter.
 *** The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser.

           SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.

                                      ANNUAL NET RATE OF RETURN
                                 ----------------------------------- 3/3/97-   3/3/97-
                                             FOR ONE YEAR ENDING     12/31/00 12/31/00
                                 3/3/97-  --------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/97 12/31/98 12/31/99 12/31/00  RETURN   ANNUAL
-----------                      -------- -------- -------- -------- -------- ---------
Janus Mid Cap..................   27.57%   36.37%  121.59%   -31.28% 164.95%   28.97%

                                  ANNUAL NET RATE OF RETURN
                                 ----------------------------    11/9/98- 11/9/98-
                                          FOR ONE YEAR ENDING    12/31/00 12/31/00
                                 11/9/98- -------------------     TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/98 12/31/99  12/31/00      RETURN   ANNUAL
-----------                      -------- -------------------    -------- ---------
Russell 2000 Index.............   5.39%      22.00%      -4.38%   22.95%   10.12%

                                 ANNUAL NET RATE OF RETURN 5/1/00-   5/1/00-
                                 ------------------------- 12/31/00 12/31/00
                                          5/1/00-           TOTAL   EFFECTIVE
SUB-ACCOUNT                              12/31/00           RETURN   ANNUAL
-----------                      ------------------------- -------- ---------
Putnam Large Cap Growth........           -27.29%           -27.29%    N/A


                                                    ANNUAL NET RATE OF RETURN
                                 --------------------------------------------------------------- 10/31/94- 10/31/94-
                                                            FOR ONE YEAR ENDING                  12/31/00  12/31/00
                                 10/31/94- -----------------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/94  12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00  RETURN    ANNUAL
-----------                      --------- -------- -------- -------- -------- -------- -------- --------- ---------
Putnam International Stock*....    2.50%     5.60%    6.03%   -1.89%    6.63%   23.87%   -10.73%   32.76%    4.70%

                                                                 ANNUAL NET RATE OF RETURN
               ------------------------------------------------------------------------------------------------------------
                                                                        FOR ONE YEAR ENDING
               5/1/87-  ---------------------------------------------------------------------------------------------------
SUB-ACCOUNT    12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
-----------    -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
MetLife
 Stock
 Index** .....  -12.55%  15.65%   29.37%   -4.72%   29.65%    6.65%    9.07%    .51%    36.10%   21.73%   31.70%   27.17%

                    5/1/87-    5/1/87-
                   12/31/99   12/31/00
                   --------   --------
 -----------------   TOTAL   EFFECTIVE
 12/31/99 12/31/00  RETURN    ANNUAL
 -------- -------- --------- ---------
  19.66%   -9.59%  467.32%   13.54%
     ANNUAL NET RATE OF RETURN
     -------------------------
                                                           7/5/00-   7/5/00-
                                                           12/31/00 12/31/00
                                         7/5/00-           TOTAL   EFFECTIVE
SUB-ACCOUNT                              12/31/00           RETURN   ANNUAL
-----------                      ------------------------- -------- ---------
MetLife Mid Cap Stock Index....            6.53%             6.53%     N/A

                                  ANNUAL NET RATE OF RETURN
                                 --------------------------------   11/9/98- 11/9/98-
                                          FOR ONE YEAR ENDING       12/31/00 12/31/00
                                 11/9/98- -----------------------    TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/98 12/31/99     12/31/00      RETURN   ANNUAL
-----------                      -------- ---------    ----------   -------- ---------
Morgan Stanley EAFE Index......    8.02%       24.16%       -14.99%  14.02%     6.31%
Lehman Brothers Aggregate Bond
 Index.........................    1.29        -1.96         10.75    9.98      4.54
Neuberger Berman Partners Mid
 Cap Value.....................    7.35        16.93         27.48   60.02     24.52

                                                                                     ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                                            FOR ONE YEAR ENDING
                 6/24/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
State Street
 Research
 Investment
 Trust***.......  -2.66%   -0.07%   33.98%   9.55%    6.54%    11.43%   31.34%   -5.97%   32.29%   10.90%   13.72%   -3.84%
                                                                       6/24/83- 6/24/83-
                                                                       12/31/00 12/31/00
                                                                        TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00  RETURN   ANNUAL
-----------      -------- -------- -------- -------- -------- -------- -------- ---------
State Street
 Research
 Investment
 Trust***.......  32.34%   21.44%   27.60%   27.97%   17.76%   -6.74%  851.29%   14.51%

                                 ANNUAL NET RATE OF RETURN 7/5/00-   7/5/00-
                                 ------------------------- 12/31/00 12/31/00
                                          7/5/00-           TOTAL   EFFECTIVE
SUB-ACCOUNT                              12/31/00           RETURN   ANNUAL
-----------                      ------------------------- -------- ---------
State Street Research Aurora
 Small Cap Value...............            22.86%           22.86%     N/A

-------

* On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.

** On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.

*** The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end net asset values, as daily net asset value information is not available.

                         SUB-ACCOUNTS INVESTING IN VIP

                                                                       ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                               FOR ONE YEAR ENDING
                 10/9/86- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income...   .06%    -3.08%   21.98%   16.64%   -15.80%  31.07%   16.39%   17.59%    6.43%   34.29%   13.59%   27.34%
                                            10/9/86- 10/9/86-
                                            12/31/00 12/31/00
                                             TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/98 12/31/99 12/31/00  RETURN   ANNUAL
-----------      -------- -------- -------- -------- ---------
Equity-Income...  10.96%   5.69%     7.77%  449.48%   12.72%

                                                               ANNUAL NET RATE OF RETURN
        -------------------------------------------------------------------------------------------------------------------------
                                                                      FOR ONE YEAR ENDING
            1/28/87- ------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT 12/31/87 12/31/88 12/31/89  12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99
----------- -------- -------- --------  -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Overseas...  -5.90%    7.48%   25.53% .  -2.26%    7.79%   -11.12%  36.53%    1.12%    9.02%   12.53%   10.89%   12.08%   41.77%
--------- 1/28/87- 1/28/87-
          12/31/00 12/31/00
---------  TOTAL   EFFECTIVE
 12/31/00  RETURN    ANNUAL
 -------- -------- ---------
  -19.59% 183.69%    7.78%

                                                                            ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                                   FOR ONE YEAR ENDING
                 9/19/85- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....   6.20%   16.98%    0.61%   10.97%   -4.75%   -2.82%   34.27%   22.43%   19.68%   -2.13%   19.88%   13.35%
                                                     9/19/85- 9/19/85-
                                                     12/31/00 12/31/00
                                                      TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/97 12/31/98 12/31/99 12/31/00  RETURN   ANNUAL
-----------      -------- -------- -------- -------- -------- ---------
High Income.....  16.96%   -4.90%    7.51%  -22.94%   209.55%   7.67%

                        SUB-ACCOUNT INVESTING IN VIP II

                                                          ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                 FOR ONE YEAR ENDING
                 9/6/89-  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Asset Manager...   .62%     6.08%   21.83%   11.04%   20.51%   -6.65%   16.26%   13.91%   19.93%   14.36%   10.43%   -4.50%
                 9/6/89-   9/6/89-
                 12/31/00 12/31/00
                  TOTAL   EFFECTIVE
SUB-ACCOUNT       RETURN   ANNUAL
-----------      -------- ---------
Asset Manager...  211.14%   10.55%

         SUB-ACCOUNTS INVESTING IN AMERICAN FUNDS INSURANCE SERIES

                                                                                ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                                        FOR ONE YEAR ENDING
                 2/8/84-  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Growth..........   1.33%   19.04%   29.27%    7.13%   13.59%   30.01%   -5.24%   32.11%    9.82%   15.30%   -0.37%   32.11%
Growth-income...   8.37    36.09    21.10    -0.30    13.34    24.27    -3.46    22.95     6.97    11.30     1.18    31.84
                                                              2/8/84-    2/8/84-
                                                              12/31/00  12/31/00
                                                               TOTAL    EFFECTIVE
SUB-ACCOUNT      12/31/96 12/31/97 12/31/98 12/31/99 12/31/00  RETURN    ANNUAL
-----------      -------- -------- -------- -------- -------- --------- ---------
Growth..........  12.39%   29.02%   34.43%   56.33%    3.85%  1,528.75%   18.05%
Growth-income...  17.70    24.79    17.38    10.53     7.31     866.79    14.40

                            ANNUAL NET RATE OF RETURN
                           --------------------------------   4/30/98- 4/30/98-
                                    FOR ONE YEAR ENDING       12/31/00 12/31/00
                           4/30/98- -----------------------    TOTAL   EFFECTIVE
SUB-ACCOUNT                12/31/98 12/31/99     12/31/00      RETURN   ANNUAL
-----------                -------- ---------    ----------   -------- ---------
Global Small Capitaliza-
 tion.....................   2.06%       90.23%       -17.02%  61.09%    19.53%

POLICY PERFORMANCE

  The material below assumes a Policy with an Option 1 death benefit was issued with a $250,000 face amount and annual premiums of $4,168, paid on August 26 of each year (May 1 in the case of the Metropolitan MetLife Stock Index, Zenith Back Bay Managed and Metropolitan Putnam Large Cap Growth Sub-Accounts; May 2 in the case of the Zenith Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Davis Venture Value, Zenith Alger Equity Growth and Metropolitan Putnam International Stock Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income, Zenith Harris Oakmark Mid Cap Value, Zenith MFS Investors Trust and Zenith MFS Research Managers Sub-Accounts;
September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account; June 24 in the case of the Metropolitan State Street Research Investment Trust Sub-Account; November 9 in the case of the Metropolitan Lehman Brothers Aggregate Bond Index, the Metropolitan Morgan Stanley EAFE Index and the Metropolitan Neuberger Berman Partners Mid Cap Value Sub-Accounts; July 5 in the case of the Metropolitan MetLife Mid Cap Stock Index and the Metropolitan State Street Research Aurora Small Cap Value Sub-Accounts; February 8 in the case of the American Funds Growth Sub-Account, and the American Funds Growth-Income Sub-Account; and April 30 in the case of the American Funds Global Small Capitalization Sub-Account), to a male nonsmoker preferred risk, age 40. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                     MALE NONSMOKER PREFERRED RISK, AGE 40
                         OPTION 1--FIXED DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983.........  $4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1983.......   4,168   250,000  250,000    3,804    1,542    -94.26%           --
December 31, 1984.......   8,335   250,000  250,000    6,853    2,329    -86.84       1,911.21%
December 31, 1985.......  12,503   250,000  250,000   15,173   10,649    -11.55         424.10
December 31, 1986.......  16,670   250,000  250,000   32,434   27,910     29.28         202.39
December 31, 1987.......  20,838   250,000  250,000   51,557   47,119     36.06         124.87
December 31, 1988.......  25,005   250,000  250,000   49,852   45,619     21.21          87.22
December 31, 1989.......  29,173   250,000  250,000   67,880   64,110     23.30          65.47
December 31, 1990.......  33,340   250,000  250,000   67,677   64,730     16.89          51.48
December 31, 1991.......  37,508   250,000  322,884  106,924  104,799     22.75          47.57
December 31, 1992.......  41,675   250,000  303,714  103,097  101,794     17.62          38.56
December 31, 1993.......  45,843   250,000  349,520  120,772  120,293     17.08          35.19
December 31, 1994.......  50,010   250,000  319,570  113,258  113,258     13.24          29.09
December 31, 1995.......  54,178   250,000  426,741  159,734  159,734     15.85          29.40
December 31, 1996.......  58,345   250,000  518,665  194,314  194,314     16.18          28.51
December 31, 1997.......  62,513   250,000  580,428  240,248  240,248     16.68          26.85
December 31, 1998.......  66,680   250,000  786,935  322,478  322,478     18.02          27.49
December 31, 1999.......  70,848   250,000  851,084  373,373  373,373     17.71          25.83
December 31, 2000.......  75,015   250,000  802,889  350,909  350,909     15.52          23.16

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1983.......   4,168   250,000  250,000   3,587   1,325     -96.29%           --
December 31, 1984.......   8,335   250,000  250,000   7,387   2,863     -79.92       1,911.21%
December 31, 1985.......  12,503   250,000  250,000  11,976   7,452     -34.86         424.10
December 31, 1986.......  16,670   250,000  250,000  16,799  12,276     -16.14         202.39
December 31, 1987.......  20,838   250,000  250,000  20,153  15,715     -11.93         124.87
December 31, 1988.......  25,005   250,000  250,000  24,781  20,549      -6.90          87.22
December 31, 1989.......  29,173   250,000  250,000  30,727  26,957      -2.36          65.47
December 31, 1990.......  33,340   250,000  250,000  36,126  33,179       -.13          51.48
December 31, 1991.......  37,508   250,000  250,000  45,532  43,407       3.33          41.83
December 31, 1992.......  41,675   250,000  250,000  51,874  50,571       3.94          34.81
December 31, 1993.......  45,843   250,000  250,000  60,947  60,467       5.07          29.50
December 31, 1994.......  50,010   250,000  250,000  61,235  61,235       3.41          25.36
December 31, 1995.......  54,178   250,000  250,000  76,916  76,916       5.36          22.06
December 31, 1996.......  58,345   250,000  250,000  82,936  82,936       4.98          19.37
December 31, 1997.......  62,513   250,000  250,000  94,307  94,307       5.39          17.14
December 31, 1998.......  66,680   250,000  254,406 105,463 105,463       5.59          15.46
December 31, 1999.......  70,848   250,000  253,240 107,639 107,639       4.81          13.82
December 31, 2000.......  75,015   250,000  271,690 120,020 120,020       5.07          13.12

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1983.......   4,168   250,000  250,000   3,594   1,333     -96.23%           --
December 31, 1984.......   8,335   250,000  250,000   7,161   2,637     -82.93       1,911.21%
December 31, 1985.......  12,503   250,000  250,000  10,861   6,337     -44.40         424.10
December 31, 1986.......  16,670   250,000  250,000  14,637  10,113     -25.96         202.39
December 31, 1987.......  20,838   250,000  250,000  18,590  14,152     -16.32         124.87
December 31, 1988.......  25,005   250,000  250,000  22,955  18,723     -10.19          87.22
December 31, 1989.......  29,173   250,000  250,000  27,966  24,196      -5.62          65.47
December 31, 1990.......  33,340   250,000  250,000  33,066  30,119      -2.65          51.48
December 31, 1991.......  37,508   250,000  250,000  37,861  35,736      -1.12          41.83
December 31, 1992.......  41,675   250,000  250,000  41,965  40,663       -.51          34.81
December 31, 1993.......  45,843   250,000  250,000  45,821  45,341       -.21          29.50
December 31, 1994.......  50,010   250,000  250,000  50,221  50,221        .07          25.36
December 31, 1995.......  54,178   250,000  250,000  55,567  55,567        .40          22.06
December 31, 1996.......  58,345   250,000  250,000  60,807  60,807        .60          19.37
December 31, 1997.......  62,513   250,000  250,000  66,366  66,366        .81          17.14
December 31, 1998.......  66,680   250,000  250,000  72,470  72,470       1.05          15.27
December 31, 1999.......  70,848   250,000  250,000  78,834  78,834       1.26          13.69
December 31, 2000.......  75,015   250,000  250,000  86,464  86,464       1.58          12.32

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
May 1, 1987............. $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1987.......   4,168   250,000  250,000    3,303    1,041    -87.45%           --
December 31, 1988.......   8,335   250,000  250,000    6,870    2,346    -71.05       1,004.35%
December 31, 1989.......  12,503   250,000  250,000   11,736    7,212    -29.85         321.10
December 31, 1990.......  16,670   250,000  250,000   15,220   10,696    -19.61         170.58
December 31, 1991.......  20,838   250,000  250,000   21,541   17,154     -7.22         110.46
December 31, 1992.......  25,005   250,000  250,000   26,109   21,928     -4.14          79.27
December 31, 1993.......  29,173   250,000  250,000   31,855   28,291      -.84          60.52
December 31, 1994.......  33,340   250,000  250,000   34,306   31,564     -1.32          48.15
December 31, 1995.......  37,508   250,000  250,000   48,528   46,609      4.61          39.46
December 31, 1996.......  41,675   250,000  250,000   58,456   57,359      6.08          33.05
December 31, 1997.......  45,843   250,000  250,000   77,061   76,787      8.84          28.15
December 31, 1998.......  50,010   250,000  254,606   94,737   94,737      9.96          24.57
December 31, 1999.......  54,178   250,000  275,064  106,423  106,423      9.68          22.48
December 31, 2000.......  58,345   250,000  266,923  103,512  103,512      7.66          19.47

ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1993.......   4,168   250,000  250,000    3,783    1,522    -77.71%           --
December 31, 1994.......   8,335   250,000  250,000    6,893    2,369    -70.63         999.79%
December 31, 1995.......  12,503   250,000  250,000   12,776    8,252    -23.07         320.41
December 31, 1996.......  16,670   250,000  250,000   18,184   13,660     -9.00         170.35
December 31, 1997.......  20,838   250,000  250,000   24,847   20,477      -.65         110.35
December 31, 1998.......  25,005   250,000  250,000   25,721   21,557     -4.67          79.20
December 31, 1999.......  29,173   250,000  250,000   28,399   24,903     -4.32          60.48
December 31, 2000.......  33,340   250,000  250,000   36,696   34,023       .49          48.13

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
April 30, 1993.......... $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1993.......   4,168   250,000  250,000    3,765    1,503    -78.11%           --
December 31, 1994.......   8,335   250,000  250,000    6,824    2,300    -71.58         999.79%
December 31, 1995.......  12,503   250,000  250,000   13,111    8,587    -21.01         320.41
December 31, 1996.......  16,670   250,000  250,000   18,786   14,263     -7.08         170.35
December 31, 1997.......  20,838   250,000  250,000   28,778   24,408      5.97         110.35
December 31, 1998.......  25,005   250,000  250,000   38,827   34,663     10.36          79.20
December 31, 1999.......  29,173   250,000  250,000   45,228   41,732      9.73          60.48
December 31, 2000.......  33,340   250,000  250,000   44,150   41,477      5.20          48.13

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,168   250,000  250,000   3,175     913     -89.78%           --
December 31, 1995.......   8,335   250,000  250,000   7,862   3,339     -57.77       1,008.95%
December 31, 1996.......  12,503   250,000  250,000  13,738   9,214     -17.34         321.80
December 31, 1997.......  16,670   250,000  250,000  20,939  16,416       -.71         170.81
December 31, 1998.......  20,838   250,000  250,000  23,067  18,681      -4.08         110.57
December 31, 1999.......  25,005   250,000  250,000  34,339  30,158       5.94          79.33
December 31, 2000.......  29,173   250,000  250,000  36,692  33,128       3.46          60.56

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,168   250,000  250,000   3,381   1,119     -99.96%           --
December 31, 1995.......   8,335   250,000  250,000   8,036   3,512     -84.69       3,152.30%
December 31, 1996.......  12,503   250,000  250,000  12,195   7,671     -38.38         510.22
December 31, 1997.......  16,670   250,000  250,000  18,301  13,778     -11.28         225.29
December 31, 1998.......  20,838   250,000  250,000  30,494  26,022      10.31         134.56
December 31, 1999.......  25,005   250,000  250,000  44,136  39,869      17.45          92.36
December 31, 2000.......  29,173   250,000  250,000  39,155  35,248       5.93          68.59

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,168   250,000  250,000   3,575   1,313     -99.90%           --
December 31, 1995.......   8,335   250,000  250,000   7,687   3,163     -89.46       3,152.30%
December 31, 1996.......  12,503   250,000  250,000  12,097   7,574     -39.30         510.22
December 31, 1997.......  16,670   250,000  250,000  17,091  12,567     -16.62         225.29
December 31, 1998.......  20,838   250,000  250,000  21,744  17,271      -8.64         134.56
December 31, 1999.......  25,005   250,000  250,000  23,512  19,246      -9.88          92.36
December 31, 2000.......  29,173   250,000  250,000  25,542  21,635      -9.59          68.59

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,168   250,000  250,000   3,465   1,203     -99.94%           --
December 31, 1995.......   8,335   250,000  250,000   8,027   3,504     -84.81       3,152.30%
December 31, 1996.......  12,503   250,000  250,000  13,243   8,719     -28.96         510.22
December 31, 1997.......  16,670   250,000  250,000  20,692  16,168      -1.83         225.29
December 31, 1998.......  20,838   250,000  250,000  26,829  22,356       3.25         134.56
December 31, 1999.......  25,005   250,000  250,000  34,563  30,297       7.18          92.36
December 31, 2000.......  29,173   250,000  250,000  39,691  35,784       6.40          68.59

ZENITH MFS INVESTORS TRUST SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1999.......... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429         --            --
December 31, 1999.......   4,168   250,000  250,000   3,347   1,085      -86.53%          --
December 31, 2000.......   8,335   250,000  250,000   6,224   1,700      -79.96        999.79%

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1999.......... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429         --            --
December 31, 1999.......   4,168   250,000  250,000   3,928   1,666      -74.49%          --
December 31, 2000.......   8,335   250,000  250,000   6,250   1,726      -79.60        999.79%

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
March 3, 1997........... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429         --            --
December 31, 1997.......   4,168   250,000  250,000   4,181   1,919      -60.70%          --
December 31, 1998.......   8,335   250,000  250,000   9,637   5,114      -31.67        783.27%
December 31, 1999.......  12,503   250,000  250,000  28,210  23,686       39.03        284.37
December 31, 2000.......  16,670   250,000  250,000  19,219  14,696       -5.34        157.72

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
November 9, 1998........ $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429         --            --
December 31, 1998.......   4,168   250,000  250,000   3,835   1,573      -99.89%          --
December 31, 1999.......   8,335   250,000  250,000   8,181   3,658      -85.00      3,412.92%
December 31, 2000.......  12,503   250,000  250,000  10,374   5,851      -58.33        524.25

METROPOLITAN PUTNAM LARGE CAP GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 2000............. $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429         --            --
December 31, 2000.......   4,168   250,000  250,000   2,205       0     -100.00%          --

METROPOLITAN PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT***

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429         --            --
December 31, 1994.......   4,168   250,000  250,000   3,663   1,401      -99.85%          --
December 31, 1995.......   8,335   250,000  250,000   7,208   2,685      -94.71      3,152.30%
December 31, 1996.......  12,503   250,000  250,000  10,771   6,247      -52.62        510.22
December 31, 1997.......  16,670   250,000  250,000  13,573   9,049      -35.33        225.29
December 31, 1998.......  20,838   250,000  250,000  17,617  13,144      -21.22        134.56
December 31, 1999.......  25,005   250,000  250,000  25,118  20,851       -6.84         92.36
December 31, 2000.......  29,173   250,000  250,000  25,308  21,401       -9.94         68.59

METROPOLITAN METLIFE STOCK INDEX SUB-ACCOUNT****

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
May 1, 1987............. $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1987.......   4,168   250,000  250,000    2,913      652    -93.77%           --
December 31, 1988.......   8,335   250,000  250,000    6,684    2,161    -73.63       1,004.35%
December 31, 1989.......  12,503   250,000  250,000   12,542    8,018    -24.58         321.10
December 31, 1990.......  16,670   250,000  250,000   14,828   10,304    -21.18         170.58
December 31, 1991.......  20,838   250,000  250,000   22,585   18,198     -5.04         110.46
December 31, 1992.......  25,005   250,000  250,000   27,304   23,123     -2.47          79.27
December 31, 1993.......  29,173   250,000  250,000   32,974   29,410       .22          60.52
December 31, 1994.......  33,340   250,000  250,000   36,164   33,422       .06          48.15
December 31, 1995.......  37,508   250,000  250,000   53,225   51,305      6.63          39.46
December 31, 1996.......  41,675   250,000  250,000   67,665   66,568      8.86          33.05
December 31, 1997.......  45,843   250,000  266,086   92,775   92,501     11.94          29.16
December 31, 1998.......  50,010   250,000  319,440  121,073  121,073     13.64          27.88
December 31, 1999.......  54,178   250,000  374,809  147,718  147,718     14.16          26.58
December 31, 2000.......  58,345   250,000  348,535  132,026  132,026     10.77          22.72

METROPOLITAN METLIFE MID CAP STOCK INDEX SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
July 5, 2000............ $ 4,168  $250,000 $250,000  $ 3,691  $ 1,429       --             --
December 31, 2000.......   4,168   250,000  250,000    3,517    1,255    -91.47%           --

METROPOLITAN MORGAN STANLEY EAFE INDEX SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
November 9, 1998........ $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1998.......   4,168   250,000  250,000    3,933    1,671    -99.84%           --
December 31, 1999.......   8,335   250,000  250,000    8,304    3,780    -83.13       3,412.92%
December 31, 2000.......  12,503   250,000  250,000   10,113    5,589    -61.36         524.25

METROPOLITAN LEHMAN BROTHERS AGGREGATE BOND INDEX SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
November 9, 1998........  $4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1998.......   4,168   250,000  250,000    3,687    1,425    -99.95%           --
December 31, 1999.......   8,335   250,000  250,000    6,689    2,165    -99.06       3,412.92%
December 31, 2000.......  12,503   250,000  250,000   10,665    6,141    -55.06         524.25

METROPOLITAN STATE STREET RESEARCH AURORA SMALL CAP VALUE SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
July 5, 2000............ $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 2000.......   4,168   250,000  250,000    4,140    1,878    -80.49%           --

METROPOLITAN STATE STREET RESEARCH INVESTMENT TRUST SUB-ACCOUNT*****+

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
June 24, 1983........... $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1983.......   4,168   250,000  250,000    3,279    1,018    -93.34%           --
December 31, 1984.......   8,335   250,000  250,000    6,677    2,153    -80.14       1,311.93%
December 31, 1985.......  12,503   250,000  250,000   12,312    7,788    -28.52         362.61
December 31, 1986.......  16,670   250,000  250,000   16,395   11,871    -16.29         184.08
December 31, 1987.......  20,838   250,000  250,000   20,012   15,609    -11.34         116.73
December 31, 1988.......  25,005   250,000  250,000   25,178   20,979     -5.81          82.77
December 31, 1989.......  29,173   250,000  250,000   37,334   33,701      4.09          62.72
December 31, 1990.......  33,340   250,000  250,000   36,554   33,744      0.30          49.64
December 31, 1991.......  37,508   250,000  250,000   51,874   49,886      6.23          40.52
December 31, 1992.......  41,675   250,000  250,000   60,854   59,689      7.01          33.84
December 31, 1993.......  45,843   250,000  250,000   72,344   72,002      7.95          28.76
December 31, 1994.......  50,010   250,000  250,000   72,107   72,107      5.92          24.78
December 31, 1995.......  54,178   250,000  264,224   99,637   99,637      8.94          22.34
December 31, 1996.......  58,345   250,000  321,207  123,441  123,441     10.10          22.09
December 31, 1997.......  62,513   250,000  385,482  160,110  160,110     11.66          21.76
December 31, 1998.......  66,680   250,000  497,423  206,856  206,856     12.98          22.26
December 31, 1999.......  70,848   250,000  564,040  246,597  246,597     13.33          21.46
December 31, 2000.......  75,015   250,000  522,147  224,629  224,629     11.12          18.93

METROPOLITAN NEUBERGER BERMAN PARTNERS MID CAP VALUE SUB-ACCOUNT+

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
November 9, 1998........ $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1998.......   4,168   250,000  250,000    3,909    1,647    -99.85%           --
December 31, 1999.......   8,335   250,000  250,000    7,959    3,436    -88.21       3,412.92%
December 31, 2000.......  12,503   250,000  250,000   13,020    8,496    -31.59         524.25

VIP EQUITY-INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
October 9, 1986......... $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1986.......   4,168   250,000  250,000    3,592    1,330    -99.34%           --
December 31, 1987.......   8,335   250,000  250,000    6,066    1,543    -98.80       2,628.41%
December 31, 1988.......  12,503   250,000  250,000   10,375    5,851    -53.87         478.46
December 31, 1989.......  16,670   250,000  250,000   15,189   10,665    -25.04         217.17
December 31, 1990.......  20,838   250,000  250,000   15,977   11,504    -26.55         131.19
December 31, 1991.......  25,005   250,000  250,000   24,069   19,802     -8.59          90.59
December 31, 1992.......  29,173   250,000  250,000   31,267   27,360     -1.99          67.52
December 31, 1993.......  33,340   250,000  250,000   39,695   36,610      2.50          52.84
December 31, 1994.......  37,508   250,000  250,000   45,075   42,813      3.10          42.79
December 31, 1995.......  41,675   250,000  250,000   63,972   62,532      8.36          35.51
December 31, 1996.......  45,843   250,000  250,000   75,408   74,791      9.04          30.03
December 31, 1997.......  50,010   250,000  277,649   98,881   98,881     11.32          27.40
December 31, 1998.......  54,178   250,000  296,275  113,183  113,183     11.17          24.76
December 31, 1999.......  58,345   250,000  314,579  122,384  122,384     10.36          22.56
December 31, 2000.......  62,513   250,000  335,732  133,048  133,048      9.79          20.82

VIP OVERSEAS SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
January 28, 1987........ $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1987.......   4,168   250,000  250,000    2,945      684    -85.89%           --
December 31, 1988.......   8,335   250,000  250,000    6,725    2,201    -64.07         689.91%
December 31, 1989.......  12,503   250,000  250,000   12,007    7,483    -24.45         266.39
December 31, 1990.......  16,670   250,000  250,000   14,825   10,301    -18.94         151.07
December 31, 1991.......  20,838   250,000  250,000   19,197   14,879    -11.32         100.99
December 31, 1992.......  25,005   250,000  250,000   19,616   15,503    -13.85          73.82
December 31, 1993.......  29,173   250,000  250,000   30,816   27,526     -1.48          57.04
December 31, 1994.......  33,340   250,000  250,000   33,846   31,379     -1.37          45.77
December 31, 1995.......  37,508   250,000  250,000   40,706   39,061       .82          37.74
December 31, 1996.......  41,675   250,000  250,000   48,755   47,933      2.56          31.76
December 31, 1997.......  45,843   250,000  250,000   57,361   57,361      3.74          27.15
December 31, 1998.......  50,010   250,000  250,000   67,423   67,423      4.57          23.51
December 31, 1999.......  54,178   250,000  255,403   99,665   99,665      8.48          20.85
December 31, 2000.......  58,345   250,000  250,000   82,112   82,112      4.49          18.16

VIP HIGH INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
September 19, 1985...... $ 4,168  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1985.......   4,168   250,000  250,000    3,757    1,496    -97.35%           --
December 31, 1986.......   8,335   250,000  250,000    7,650    3,126    -80.69       2,258.71%
December 31, 1987.......  12,503   250,000  250,000   10,735    6,212    -47.93         452.37
December 31, 1988.......  16,670   250,000  250,000   15,003   10,479    -25.14         210.23
December 31, 1989.......  20,838   250,000  250,000   17,180   12,725    -21.44         128.25
December 31, 1990.......  25,005   250,000  250,000   19,659   15,409    -17.58          89.03
December 31, 1991.......  29,173   250,000  250,000   29,460   25,621     -3.97          66.57
December 31, 1992.......  33,340   250,000  250,000   39,004   35,988      2.01          52.22
December 31, 1993.......  37,508   250,000  250,000   49,745   47,552      5.47          42.35
December 31, 1994.......  41,675   250,000  250,000   51,602   50,231      3.85          35.19
December 31, 1995.......  45,843   250,000  250,000   64,909   64,361      6.26          29.79
December 31, 1996.......  50,010   250,000  250,000   76,350   76,350      7.08          25.59
December 31, 1997.......  54,178   250,000  250,000   92,202   92,202      8.10          22.24
December 31, 1998.......  58,345   250,000  250,000   90,762   90,762      6.26          19.52
December 31, 1999.......  62,513   250,000  251,720  100,473  100,473      6.24          17.34
December 31, 2000.......  66,680   250,000  250,000   79,912   79,912      2.28          15.38

VIP II ASSET MANAGER SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1989.......   4,168   250,000  250,000   3,575   1,313     -97.36%           --
December 31, 1990.......   8,335   250,000  250,000   7,080   2,556     -85.84       2,059.44%
December 31, 1991.......  12,503   250,000  250,000  11,810   7,287     -37.06         436.67
December 31, 1992.......  16,670   250,000  250,000  16,277  11,753     -18.69         205.92
December 31, 1993.......  20,838   250,000  250,000  22,839  18,383      -5.39         126.40
December 31, 1994.......  25,005   250,000  250,000  24,114  19,864      -8.19          88.04
December 31, 1995.......  29,173   250,000  250,000  31,270  27,432      -1.86          65.97
December 31, 1996.......  33,340   250,000  250,000  38,764  35,749       1.82          51.82
December 31, 1997.......  37,508   250,000  250,000  49,462  47,269       5.29          42.06
December 31, 1998.......  41,675   250,000  250,000  59,917  58,546       6.90          34.98
December 31, 1999.......  45,843   250,000  250,000  69,244  68,695       7.39          29.63
December 31, 2000.......  50,010   250,000  250,000  67,653  67,653       5.07          25.46

AMERICAN FUNDS GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
February 8, 1984........ $ 4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1984.......   4,168   250,000  250,000   3,207     946     -81.00%      9,689.90%
December 31, 1985.......   8,335   250,000  250,000   6,987   2,463     -61.47         718.00
December 31, 1986.......  12,503   250,000  250,000  12,970   8,446     -19.37         271.98
December 31, 1987.......  16,670   250,000  250,000  16,599  12,075     -13.05         153.17
December 31, 1988.......  20,838   250,000  250,000  22,306  17,970      -5.08         102.03
December 31, 1989.......  25,005   250,000  250,000  33,191  29,061       4.44          74.43
December 31, 1990.......  29,173   250,000  250,000  33,998  30,639       1.26          57.43
December 31, 1991.......  33,340   250,000  250,000  48,403  45,867       7.22          46.04
December 31, 1992.......  37,508   250,000  250,000  56,259  54,545       7.56          37.94
December 31, 1993.......  41,675   250,000  250,000  68,156  67,265       8.71          31.91
December 31, 1994.......  45,843   250,000  250,000  70,325  70,256       7.09          27.27
December 31, 1995.......  50,010   250,000  269,960  97,741  97,741      10.11          24.70
December 31, 1996.......  54,178   250,000  307,919 112,354 112,354      10.13          23.35
December 31, 1997.......  58,345   250,000  380,226 148,348 148,348      11.92          23.21
December 31, 1998.......  62,513   250,000  470,780 202,493 202,493      13.84          23.14
December 31, 1999.......  66,680   250,000  707,669 320,601 320,601      17.03          25.07
December 31, 2000.......  70,848   250,000  815,703 322,948 322,948      15.48          24.25

AMERICAN FUNDS GROWTH-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
February 8, 1984........  $4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1984.......   4,168   250,000  250,000   3,443   1,181     -75.64%      9,689.90%
December 31, 1985.......   8,335   250,000  250,000   8,547   4,023     -42.28         718.00
December 31, 1986.......  12,503   250,000  250,000  14,032   9,508     -13.80         271.98
December 31, 1987.......  16,670   250,000  250,000  16,693  12,169     -12.75         153.17
December 31, 1988.......  20,838   250,000  250,000  22,217  17,882      -5.25         102.03
December 31, 1989.......  25,005   250,000  250,000  31,705  27,575       2.89          74.43
December 31, 1990.......  29,173   250,000  250,000  33,238  29,880       0.62          57.43
December 31, 1991.......  33,340   250,000  250,000  44,253  41,717       5.08          46.04
December 31, 1992.......  37,508   250,000  250,000  50,454  48,740       5.31          37.94
December 31, 1993.......  41,675   250,000  250,000  59,334  58,443       6.18          31.91
December 31, 1994.......  45,843   250,000  250,000  62,963  62,894       5.28          27.27
December 31, 1995.......  50,010   250,000  250,000  87,351  87,351       8.45          23.60
December 31, 1996.......  54,178   250,000  280,537 105,321 105,321       9.26          22.14
December 31, 1997.......  58,345   250,000  346,083 134,747 134,747      10.74          22.09
December 31, 1998.......  62,513   250,000  384,110 160,951 160,951      11.25          20.92
December 31, 1999.......  66,680   250,000  418,906 181,146 181,146      11.11          19.76
December 31, 2000.......  70,848   250,000  444,212 194,719 194,719      10.56          18.52

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1998..........  $4,168  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1998.......   4,168   250,000  250,000   3,289   1,027     -87.60%           --
December 31, 1999.......   8,335   250,000  250,000  11,508   6,985     -14.22         999.79%
December 31, 2000.......  12,503   250,000  250,000  11,670   7,147     -30.25         320.41

--------


    * Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

   ** Rates of return and Policy values and benefits shown reflect the Harris Oakmark Mid Cap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

  *** On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. replaced the Morgan Stanley
       International Magnum Equity Series of the Zenith Fund. Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.

 **** On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc., replaced the Westpeak Stock Index Series of the Zenith Fund. Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.

***** The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end net asset values, as daily net asset value information is not available.

    +  Scheduled to be available in the fourth quarter of 2001.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below compares of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect Policy charges.

  The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.

  Over the 56 20-year time periods beginning in 1926 and ending in 2000 (i.e. 1926-1945, 1927-1946, and so on through 1981-2000):

  --The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 53 of the 56 periods.

  --The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 56 periods.

  --Common stock average annual returns exceeded the average annual rate of inflation in each of the 56 periods.

  Over the 46 30-year time periods beginning in 1926 and ending in 2000, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 46 periods.

  From 1926 through 2000 the average annual return for common stocks was 11.0%, compared to 5.7% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
--------

* Used with permission. (C)2001 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger
  G. Ibbotson and Rex Sinquefield.]

                               ----------------

   SUMMARY TABLE: HISTORIC S&P 500 STOCK INDEX RESULTS FOR SPECIFIC HOLDING
                                    PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 2000.

  The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                               ----------------
            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                           GREATER
                                          5.01-      10.01-     15.01-      THAN
     HOLDING     NEGATIVE     0-5.00%     10.00%     15.00%     20.00%     20.00%
      PERIOD      RETURN      RETURN      RETURN     RETURN     RETURN     RETURN
     -------     --------     -------     ------     ------     ------     -------
      1 year       26%           4%        11%         7%        12%         40%
      5 years      10%          14%        14%        31%        18%         13%
     10 years       3%          10%        33%        24%        28%          2%
     20 years       0%           6%        31%        53%        10%          0%

--------

Used with permission. (C)2001 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                                  APPENDIX D

                            USES OF LIFE INSURANCE

  The following are examples of ways the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

  You may purchase life insurance on the lives of the family income earners to provide a death benefit to cover final expenses, and continue current family income. The amount of insurance you purchase should be an amount which will provide a death benefit that, when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

  A trust may purchase life insurance on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. On the insured's death, the trustee makes the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

  You may purchase life insurance on the life of the parent(s) or primary person funding an education. The amount of insurance you purchase should equal the total education cost projected at a reasonable inflation rate.

  In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, cash value may be accessed to meet education costs. Loans or surrenders reduce the policy's death benefit.

MORTGAGE PROTECTION

  You may purchase life insurance on the life of the person responsible for making mortgage payments. The amount of insurance you purchase should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to pay the mortgage balance.

  During the insured's lifetime, cash value may be accessed late in the mortgage term to help make the remaining mortgage payments. Loans or surrenders reduce the policy's death benefit.

KEY PERSON PROTECTION

  A business may purchase life insurance on the life of the key person in an amount equal to the key person's value, considering salary, benefits, and contribution to the business. On the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

  You can insure each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit provides funds for the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

  You may purchase life insurance on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Loans or surrenders reduce the policy's death benefit.

  Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                  APPENDIX E

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS

                                   CASH-VALUE
                                      LIFE    NON-QUALIFIED          QUALIFIED
                                   INSURANCE    ANNUITIES    IRA'S    PENSION
                                   ---------- ------------- -------- ---------
   Annual Contribution Limits         No         No         Yes       Yes
   Income Eligibility Limits          No         No         Yes**     No
   Borrowing Treated as Distribu-     No*        Yes        Loans     Yes,
    tions                                                   not       beyond
                                                            allowed   $50,000
   Income Ordering Rules (Income
    included in First
    Distribution)                     No*        Yes        Yes       Yes
   Early Withdrawal Penalties         No*        Yes***     Yes***    Yes***
   Minimum Distribution Rules by      No         No         Yes       Yes
    Age 70 1/2
   Maximum Annual Distribution        No         No         Yes       Yes
    Rules
   Anti-discrimination Rules          No         No         No        Yes

--------
Department of the Treasury                                           March 1990
 Office of Tax Analysis
  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

This appendix is not tax advice. You should consult your own tax advisor for more complete information.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE
COMPANY

INDEPENDENT AUDITORS REPORT

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Mid Cap Value Sub-Account, Growth and Income Sub-Account, Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Magnum Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Investors Sub-Account, Research Managers Sub-Account, Mid Cap Sub-Account, Large Cap Growth Sub-Account, Russell 2000 Index Sub-Account, International Stock Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (the "Company") as of December 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 2000, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2001

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
                       See Notes to Financial Statements

                                                                                                            NEW ENGLAND ZENITH FUND
                     --------------------------------------------------------------------------------------------------------------
                       CAPITAL        BOND                    STOCK                                            SMALL        U.S.
                       GROWTH        INCOME      MONEY        INDEX     MANAGED      MID CAP     GROWTH AND     CAP      GOVERNMENT
                        SUB-          SUB-     MARKET SUB-     SUB-       SUB-        VALUE      INCOME SUB-    SUB-        SUB-
                       ACCOUNT      ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT    SUB-ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT
                     ----------    ---------  ------------  ---------  ---------   -----------  -----------  ---------  -----------
ASSETS
Investments in
New England Zenith
Fund, Metropolitan
Series Fund,
Variable Insurance
Products Fund, and
Variable Insurance
Products Fund II
at value (Note  2)..$1,104,994,684 $82,042,134 $78,172,290 $198,748,422 $67,409,578 $47,525,461 $96,458,977  $148,720,850 $800,474


                         NEW ENGLAND ZENITH FUND
                         -----------------------
                                BALANCED
                                  SUB-
                                ACCOUNT
                              ----------
ASSETS
Investments in
New England Zenith
Fund, Metropolitan
Series Fund,
Variable Insurance
Products Fund, and
Variable Insurance
Products Fund II
at value (Note  2)...         $16,883,347

                    SHARES        COST
                  ---------- --------------
Capital Growth
 Series.........   2,682,612 $1,023,706,284
Back Bay
 Advisors Bond
 Income Series..     748,150     80,453,939
Back Bay
 Advisors Money
 Market Series..     781,723     78,172,290
Westpeak Stock
 Index Series...     947,278    153,914,977
Back Bay
 Advisors
 Managed Series.     362,573     61,788,403
Harris Oakmark
 Mid Cap Value
 Series.........     324,207     44,151,334
Westpeak Growth
 and Income
 Series.........     525,949     95,448,037
Loomis Sayles
 Small Cap
 Series.........     706,714    118,617,689
Salomon Brothers
 U.S. Government
 Series.........      67,041        780,776
Balanced Series.   1,243,251     18,709,840
Alger Equity
 Growth Series..  12,105,440    303,918,419
Davis Venture
 Value Series...   8,686,269    197,334,456
Salomon Brothers
 Bond
 Opportunities
 Series.........      95,259      1,177,952
MFS Investors
 Series.........     332,759      3,407,517
MFS Research
 Managers
 Series.........   1,124,079     14,096,128
Janus Mid Cap
 Portfolio......   1,135,197     38,205,762
Putnam Large Cap
 Growth
 Portfolio......     694,285      6,295,956
Russell 2000(R)
 Index
 Portfolio......     209,070      2,811,039
Putnam
 International
 Stock
 Portfolio......   1,552,550     18,650,710
VIP Equity-
 Income
 Portfolio......   6,886,911    132,223,694
VIP Overseas
 Portfolio......  10,060,884    197,987,280
VIP High Income
 Portfolio......   1,608,282     18,986,399
VIP II Asset
 Manager
 Portfolio......     935,789     15,154,454
                             --------------
Total...........             $2,625,993,335
                             ==============

                                                                                                            NEW ENGLAND ZENITH FUND
                     --------------------------------------------------------------------------------------------------------------
                       CAPITAL        BOND                    STOCK                                            SMALL        U.S.
                       GROWTH        INCOME      MONEY        INDEX     MANAGED      MID CAP     GROWTH AND     CAP      GOVERNMENT
                        SUB-          SUB-     MARKET SUB-     SUB-       SUB-        VALUE      INCOME SUB-    SUB-        SUB-
                       ACCOUNT      ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT    SUB-ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT
                     ----------    ---------  ------------  ---------  ---------   -----------  -----------  ---------  -----------
Amount due and
accrued (payable)
from  policy-
related transac-
tions, net......       (536,538)     51,314   11,778,221     148,893       9,258       16,259      25,176      326,596         --
Dividends re-
ceivable........             --          --      288,719          --          --           --          --           --         --
                  ------------- -----------  ----------- -----------  ----------   ----------  ----------  -----------   --------
Total Assets...   1,104,458,146  82,093,448   90,239,230 198,897,315  67,418,836   47,541,720  96,484,153  149,047,446    800,474
LIABILITIES
Due to
New England
Life Insurance
Company........      81,173,834   7,856,735   16,578,017  21,890,781   6,271,184    4,860,405   1,353,768   16,421,216     46,547
                  ------------- -----------  ----------- -----------  ----------   ----------  ----------   ----------   --------
Total                81,173,834   7,856,735   16,578,017  21,890,781   6,271,184    4,860,405   1,353,768   16,421,216     46,547
Liabilities...    ------------- -----------  ----------- -----------  ----------   ----------  ----------   ----------   --------
NET ASSETS FOR
VARIABLE LIFE
INSURANCE
POLICIES......   $1,023,284,312 $74,236,713  $73,661,213 $177,006,534$61,147,652  $42,681,315 $95,130,385 $132,626,230   $753,927
                 ============== ===========  =========== =========== ===========  =========== =========== ============   ========


                         NEW ENGLAND ZENITH FUND
                         -----------------------
                                BALANCED
                                  SUB-
                                ACCOUNT
                              ----------
Amount due and
accrued (payable)
from policy-
related trans
actions, net......               12,584
Dividends
receivable........                   --
                             ----------
  Total Assets....           16,895,931
LIABILITIES
Due to New England
Life Insurance
Company                       1,876,485
                             ----------
Total Liabilities             1,876,485
                             ----------
NET ASSETS FOR
VARIABLE LIFE
INSURANCE POLICIES          $15,019,446
                            ===========

                       See Notes to Financial Statements

                                                                           METROPOLITAN SERIES FUND
--------------------------------------------------------------- ------------------------------------------------
   EQUITY       VENTURE        BOND                                          LARGE CAP   RUSSELL   INTERNATIONAL
   GROWTH        VALUE     OPPORTUNITIES INVESTORS   RESEARCH                  GROWTH   2000 INDEX     STOCK
    SUB-          SUB-         SUB-         SUB-     MANAGERS     MID CAP       SUB-       SUB-        SUB-
  ACCOUNT       ACCOUNT       ACCOUNT     ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT   ACCOUNT    ACCOUNT      ACCOUNT
------------  ------------ ------------- ---------- ----------- -----------  ---------- ---------- -------------
$303,362,343  $253,639,040  $1,089,765   $3,407,454 $12,971,876 $26,552,256  $5,068,279 $2,168,053  $19,236,098
























     341,940       180,497          --          375      90,550  (1,578,753)    158,608      2,148     (293,800)
          --            --          --           --          --          --          --         --           --
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
 303,704,283   253,819,537   1,089,765    3,407,829  13,062,426  24,973,503   5,226,887  2,170,201   18,942,298
  30,821,344    37,636,390      54,576      398,126   1,455,860   1,119,484     731,059      6,989     (445,217)
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
  30,821,344    37,636,390      54,576      398,126   1,455,860   1,119,484     731,059      6,989     (445,217)
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
$272,882,939  $216,183,147  $1,035,189   $3,009,703 $11,606,566 $23,854,019  $4,495,828 $2,163,212  $19,387,515
============  ============  ==========   ========== =========== ===========  ========== ==========  ===========
                                                       VARIABLE
                                                      INSURANCE
                                                       PRODUCTS
                 VARIABLE INSURANCE PRODUCTS FUND      FUND II
             --------------------------------------------------- --------------
                 EQUITY-
                 INCOME      OVERSEAS                   ASSET
                  SUB-         SUB-     HIGH INCOME    MANAGER
                ACCOUNT      ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT     TOTAL
             ------------- ------------ ------------ ----------- --------------
             $174,723,160  $194,355,923 $12,978,459  $14,836,762 $2,866,145,685


                   41,201       103,836      21,762       13,379     10,913,506
                       --            --          --           --        288,719
             ------------  ------------ -----------  ----------- --------------
              174,764,361   194,459,759  13,000,221   14,850,141  2,877,347,910
               17,733,958    11,210,805   1,367,663    1,629,874    262,049,883
             ------------  ------------ -----------  ----------- --------------
               17,733,958    11,210,805   1,367,663    1,629,874    262,049,883
             ------------  ------------ -----------  ----------- --------------
             $157,030,403  $183,248,954 $11,632,558  $13,220,267 $2,615,298,027
             ============  ============ ===========  =========== ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000




                                                                        NEW ENGLAND ZENITH FUND
                    --------------------------------------------------------------------------------------------------------------
                      CAPITAL        BOND       MONEY                                MID CAP                   SMALL       U.S.
                       GROWTH       INCOME      MARKET      STOCK                     VALUE     GROWTH AND      CAP     GOVERNMENT
                        SUB-         SUB-        SUB-       INDEX        MANAGED       SUB-     INCOME SUB-     SUB-       SUB-
                      ACCOUNT      ACCOUNT     ACCOUNT   SUB- ACCOUNT  SUB-ACCOUNT   ACCOUNT      ACCOUNT     ACCOUNT    ACCOUNT
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ---------- ----------
 INCOME
 Dividends........  $  6,825,924  $      --   $4,511,876 $    149,711  $ 1,581,304  $      --   $ 2,499,909  $1,181,882  $   --
 EXPENSE
 Mortality and
 expense risk
 charge (Note 3)..     6,877,345     511,944     500,145    1,351,047      448,504     259,625      659,437     902,187    7,636
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net investment
 income (loss)....       (51,421)   (511,944)  4,011,731   (1,201,336)   1,132,800    (259,625)   1,840,472     279,695  (7,636)
 NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
 Net unrealized
 appreciation
 (depreciation)
 on investments:
  Beginning of
  period..........   144,771,302  (4,499,584)        --    63,685,270    9,600,369  (4,330,144)   8,566,144  27,466,967  (56,822)
  End of period...    81,288,400   1,588,195         --    44,833,445    5,621,175   3,374,127    1,010,940  30,103,161   19,698
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net change in
 unrealized
 appreciation
 (depreciation)...   (63,482,902)  6,087,779         --   (18,851,825)  (3,979,194)  7,704,271   (7,555,204)  2,636,194   76,520
 Net realized
 gain (loss) on
 investments......        65,557     (36,738)        --      (203,449)     (42,829)    (23,066)     (18,902)    145,497      148
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net realized and
 unrealized gain
 (loss) on
 investments......   (63,417,345)  6,051,041         --   (19,055,274)  (4,022,023)  7,681,205   (7,574,106)  2,781,691   76,668
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $(63,468,766) $5,539,097  $4,011,731 $(20,256,610) $(2,889,223) $7,421,580  $(5,733,634) $3,061,386  $69,032
                    ============  ==========  ========== ============  ===========  ==========  ===========  ==========  =======
                     BALANCED      EQUITY
                       SUB-     GROWTH SUB-
                     ACCOUNT      ACCOUNT
                    ----------- -------------
 INCOME
 Dividends........  $    5,904  $  3,306,492
 EXPENSE
 Mortality and
 expense risk
 charge (Note 3)..     117,597     1,981,053
                    ----------- -------------
 Net investment
 income (loss)....    (111,693)    1,325,439
 NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
 Net unrealized
 appreciation
 (depreciation)
 on investments:
  Beginning of
  period..........  (1,387,395)   52,277,058
  End of period...  (1,826,493)     (556,076)
                    ----------- -------------
 Net change in
 unrealized
 appreciation
 (depreciation)...    (439,098)  (52,833,134)
 Net realized
 gain (loss) on
 investments......      79,174       416,391
                    ----------- -------------
 Net realized and
 unrealized gain
 (loss) on
 investments......    (359,924)  (52,416,743)
                    ----------- -------------
 NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $ (471,617) $(51,091,304)
                    =========== =============

+For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                              METROPOLITAN SERIES FUND
----------------------------------------------------------------  ---------------------------------------------------
                                                                                             RUSSELL
INTERNATIONAL                   BOND                                                          2000+    INTERNATIONAL+
   MAGNUM        VENTURE    OPPORTUNITIES INVESTORS   RESEARCH     MID CAP+     LARGE CAP     INDEX        STOCK
EQUITY++ SUB-  VALUE SUB-       SUB-        SUB-      MANAGERS       SUB-        GROWTH+      SUB-          SUB-
   ACCOUNT       ACCOUNT       ACCOUNT     ACCOUNT   SUB-ACCOUNT    ACCOUNT    SUB-ACCOUNT   ACCOUNT      ACCOUNT
-------------  -----------  ------------- ---------  -----------  -----------  -----------  ---------  --------------
$   374,965    $       --     $    --     $    966   $     2,453  $ 1,356,774  $       --   $ 306,539     $    679
    128,687      1,440,887      10,241      13,612        41,150       62,269       10,822      5,829       17,583
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
    246,278     (1,440,887)    (10,241)    (12,646)      (38,697)   1,294,505      (10,822)   300,710      (16,904)
  3,645,897     38,403,888    (154,569)     20,670       138,291          --           --         --           --
    (48,155)    56,304,584     (88,187)        (63)   (1,124,252) (11,653,506)  (1,227,677)  (642,986)     633,543
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
 (3,694,052)    17,900,696      66,382     (20,733)   (1,262,543) (11,653,506)  (1,227,677)  (642,986)     633,543
    (10,214)      (178,858)      5,936      (1,002)       60,137      764,362        4,567     22,026        6,780
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
 (3,683,838)    17,721,838      72,318     (21,735)   (1,202,406) (10,889,144)  (1,223,110)  (620,960)     640,323
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
$(3,437,560)   $16,280,951    $ 62,077    $(34,381)  $(1,241,103) $(9,594,639) $(1,233,932) $(320,250)    $623,419
===========    ===========    ========    ========   ===========  ===========  ===========  =========     ========

                                                          VARIABLE
                                                         INSURANCE
                                                          PRODUCTS
                 VARIABLE INSURANCE PRODUCTS FUND          FUND II
             ----------------------------------------  ---------------

                EQUITY-                                    ASSET
              INCOME SUB-    OVERSEAS    HIGH INCOME      MANAGER
                ACCOUNT    SUB- ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT       TOTAL
             ------------- ------------ ------------ --------------- ---------------
               $13,394,545  $ 16,105,748  $ 1,006,372  $ 1,452,323  $   54,064,366
                 1,054,512     1,056,320      103,143       95,403      17,656,978
              ------------ ------------- ------------ ------------ ---------------
                12,340,033    15,049,428      903,229    1,356,920      36,407,388
                42,410,113    51,864,228     (919,900)   1,757,628     433,259,411
                42,499,466    (3,631,357)  (6,007,940)    (317,692)    240,152,350
              ------------ ------------- ------------ ------------ ---------------
                    89,353   (55,495,585)  (5,088,040)  (2,075,320)   (193,107,061)
                  (452,602)       27,078      261,479       16,825         928,725
              ------------ ------------- ------------ ------------ ---------------
                  (363,249)  (55,468,507)  (4,826,561)  (2,058,495)   (192,178,336)
              ------------ ------------- ------------ ------------ ---------------
               $11,976,784  $(40,419,079) $(3,923,332) $  (701,575) $(155,770,948)
              ============ ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                                               NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND       MONEY       STOCK                  MID CAP        AND         SMALL
                             GROWTH       INCOME      MARKET      INDEX      MANAGED      VALUE       INCOME         CAP
                              SUB-         SUB-        SUB-       SUB-         SUB-        SUB-        SUB-         SUB-
                            ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
INCOME
 Dividends..............  $239,049,928  $5,475,221  $5,083,165 $ 4,154,533  $9,783,326  $  459,624  $12,174,462  $   260,319
EXPENSE
 Mortality and expense
 risk charge (Note 3)...     6,723,595     471,818     638,578   1,013,735     421,255     330,436      578,297      538,571
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net investment income
 (loss).................   232,326,333   5,003,403   4,444,587   3,140,798   9,362,071     129,188   11,596,165     (278,252)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of period...   215,969,495   1,209,273          --  39,965,167  13,285,666  (3,807,527)  13,616,695    3,516,783
  End of period.........   144,771,302  (4,499,584)         --  63,685,270   9,600,369  (4,330,144)   8,566,144   27,466,967
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net change in
 unrealized appreciation
 (depreciation).........   (71,198,193) (5,708,857)         --  23,720,103  (3,685,297)   (522,617)  (5,050,551)  23,950,184
 Net realized gain
 (loss) on investments..      (572,298)      1,487          --     (52,322)    (65,614)     (9,202)     (33,403)       2,146
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net realized and
 unrealized gain (loss)
 on investments.........   (71,770,491) (5,707,370)         --  23,667,781  (3,750,911)   (531,819)  (5,083,954)  23,952,330
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $160,555,842  $ (703,967) $4,444,587 $26,808,579  $5,611,160  $ (402,631) $ 6,512,211  $23,674,078
                          ============  ==========  ========== ===========  ==========  ==========  ===========  ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-        SUB-         SUB-          SUB-         SUB-          SUB-         SUB-      SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT
----------  -----------  -----------  ------------- -----------  ------------- ---------- ---------
 $ 46,383   $   998,875  $26,651,028   $   60,426   $ 3,101,039    $ 90,809     $ 1,921   $     --
   10,668       126,629    1,069,420      119,372       961,922      24,177         533      1,540
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
   35,715       872,246   25,581,608      (58,946)    2,139,117      66,632       1,388     (1,540)
   15,209     1,036,991   30,707,168      194,954    20,008,648     (46,594)         --         --
  (56,822)   (1,387,395)  52,277,058    3,645,897    38,403,888    (154,569)     20,670    138,291
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (72,031)   (2,424,386)  21,569,890    3,450,943    18,395,240    (107,975)     20,670    138,291
   (1,634)      (14,874)    (116,438)      (4,634)      (47,139)      1,097       8,670    (34,566)
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (73,665)   (2,439,260)  21,453,452    3,446,309    18,348,101    (106,878)     29,340    103,725
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
 $(37,950)  $(1,567,014) $47,035,060   $3,387,363   $20,487,218    $(40,246)    $30,728   $102,185
 ========   ===========  ===========   ==========   ===========    ========     =======   ========
                                                     VARIABLE
                                                    INSURANCE
                         VARIABLE INSURANCE         PRODUCTS
                           PRODUCTS FUND             FUND II
----------------------------------------------------------------------------
               EQUITY-                   HIGH        ASSET
               INCOME      OVERSEAS     INCOME      MANAGER
                 SUB-         SUB-        SUB-        SUB-
               ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT       TOTAL
            ------------ ------------ ----------- ----------- -------------
             $ 7,478,140  $ 3,746,050  $1,147,254  $  713,060  $320,475,563
               1,005,310      681,381      87,077      74,260    14,878,574
            ------------ ------------ ----------- ----------- -------------
               6,472,830    3,064,669   1,060,177     638,800   305,596,989
              39,593,709   14,768,529    (611,552)  1,247,559   390,670,173
              42,410,113   51,864,228    (919,900)  1,757,628   433,259,411
            ------------ ------------ ----------- ----------- -------------
               2,816,404   37,095,699    (308,348)    510,069    42,589,238
                (592,373)    (370,244)     48,706      (3,669)   (1,856,304)
            ------------ ------------ ----------- ----------- -------------
               2,224,031   36,725,455    (259,642)    506,400    40,732,934
            ------------ ------------ ----------- ----------- -------------
              $8,696,861  $39,790,124  $  800,535  $1,145,200  $346,329,923
            ============ ============ =========== =========== =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL       BOND      MONEY       STOCK                  MID CAP         AND
                             GROWTH      INCOME     MARKET      INDEX      MANAGED      VALUE        INCOME
                              SUB-        SUB-       SUB-       SUB-        SUB-         SUB-         SUB-
                            ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT       ACCOUNT
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
INCOME
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========

                       See Notes to Financial Statements

                                                                                                VARIABLE INSURANCE
                                                                                                  PRODUCTS FUND
--------------------------------------------------------------------------------------- ----------------------------------
                                                INTERNATIONAL
   SMALL         U.S.                 EQUITY       MAGNUM       VENTURE       BOND        EQUITY-                 HIGH
    CAP       GOVERNMENT  BALANCED    GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS    INCOME
   SUB-          SUB-       SUB-       SUB-         SUB-         SUB-         SUB-         SUB-        SUB-       SUB-
  ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
              VARIABLE
             INSURANCE
              PRODUCTS
              FUND II
          ---------------------------
               ASSET
              MANAGER
                SUB-
              ACCOUNT       TOTAL
           ------------- ------------
              $  835,511 $187,037,382
                  50,140   10,697,110
           ------------- ------------
                 785,371  176,340,272
                 971,097  203,203,584
               1,247,559  390,670,172
           ------------- ------------
                 276,461  187,466,588
                   4,137    7,251,049
           ------------- ------------
                 280,598  194,717,637
           ------------- ------------
              $1,065,969 $371,057,909
           ============= ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                  STOCK
                    CAPITAL GROWTH               MONEY MARKET     INDEX                     MID CAP    GROWTH AND    SMALL CAP
                         SUB-       BOND INCOME      SUB-          SUB-        MANAGED       VALUE     INCOME SUB-      SUB-
                       ACCOUNT      SUB-ACCOUNT    ACCOUNT       ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT    ACCOUNT      ACCOUNT
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 FROM OPERATING
 ACTIVITIES
 Net investment
 income (loss)....        ($51,421)   ($511,944) $  4,011,731   ($1,201,336) $ 1,132,800    ($259,625) $ 1,840,472  $    279,695
 Net realized and
 unrealized gain
 (loss) on
 investments......     (63,417,345)   6,051,041            --   (19,055,274)  (4,022,023)   7,681,205   (7,574,106)    2,781,691
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
  Net increase
  (decrease) in
  net assets
  resulting from
  operations......     (63,468,766)   5,539,097     4,011,731   (20,256,610)  (2,889,223)   7,421,580   (5,733,634)    3,061,386
 FROM POLICY-
 RELATED
 TRANSACTIONS
  Net premiums
  transferred from
  New England Life
  Insurance
  Company
  (Note 4)........     134,719,373   12,375,855   236,841,520    39,147,722   10,169,186    6,884,739   17,754,814    22,841,356
 Net transfers
 (to) from other
 sub-accounts.....     (53,936,979)  (1,050,289) (209,452,023)   21,601,786   (1,102,701)      19,759       71,181    37,692,753
 Net transfers
 (to) from New
 England Life
 Insurance
 Company..........    (140,732,696) (10,668,357)  (94,509,898)  (28,008,433)  (9,199,841)  (5,138,115)  (2,072,288)  (20,021,929)
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
  Net increase in
  net assets
  resulting from
  policy related
  transactions....     (59,950,302)     657,209   (67,120,401)   32,741,075     (133,356)   1,766,383   15,753,707    40,512,180
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 Net increase
 (decrease) in
 net assets.......    (123,419,068)   6,196,306   (63,108,670)   12,484,465   (3,022,579)   9,187,963   10,020,073    43,573,566
 NET ASSETS, AT
 BEGINNING OF THE
 PERIOD...........   1,146,703,380   68,040,407   136,769,883   164,522,069   64,170,231   33,493,352   85,110,312    89,052,664
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 NET ASSETS, AT
 END OF THE
 PERIOD...........  $1,023,284,312  $74,236,713  $ 73,661,213  $177,006,534  $61,147,652  $42,681,315  $95,130,385  $132,626,230
                    ==============  ===========  ============  ============  ===========  ===========  ===========  ============



                        NEW ENGLAND ZENITH FUND
                    -------------------------------------
                       U.S.                    EQUITY
                    GOVERNMENT                 GROWTH
                       SUB-     BALANCED        SUB-
                     ACCOUNT   SUB-ACCOUNT    ACCOUNT
                    ---------- ------------ -------------
 FROM OPERATING
 ACTIVITIES
 Net investment
 income (loss)....   ($7,636)    ($111,693) $  1,325,439
 Net realized and
 unrealized gain
 (loss) on
 investments......     76,668     (359,924)  (52,416,743)
                    ---------- ------------ -------------
  Net increase
  (decrease) in
  net assets
  resulting from
  operations......     69,032     (471,617)  (51,091,304)
 FROM POLICY-
 RELATED
 TRANSACTIONS
  Net premiums
  transferred from
  New England Life
  Insurance
  Company
  (Note 4)........         --    3,706,077    62,510,597
 Net transfers
 (to) from other
 sub-accounts.....   (56,167)     (718,221)   85,404,643
 Net transfers
 (to) from New
 England Life
 Insurance
 Company..........   (16,248)   (2,786,161)  (22,586,575)
                    ---------- ------------ -------------
  Net increase in
  net assets
  resulting from
  policy related
  transactions....   (72,415)      201,695   125,328,665
                    ---------- ------------ -------------
 Net increase
 (decrease) in
 net assets.......    (3,383)     (269,922)   74,237,361
 NET ASSETS, AT
 BEGINNING OF THE
 PERIOD...........    757,310   15,289,368   198,645,578
                    ---------- ------------ -------------
 NET ASSETS, AT
 END OF THE
 PERIOD...........   $753,927  $15,019,446  $272,882,939
                    ========== ============ =============

+ For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                METROPOLITAN SERIES FUND
------------------------------------------------------------------  ---------------------------------------------------
INTERNATIONAL    VENTURE         BOND                                            LARGE CAP    RUSSELL    INTERNATIONAL+
   MAGNUM         VALUE      OPPORTUNITIES INVESTORS    RESEARCH                  GROWTH+      2000+         STOCK
EQUITY++ SUB-      SUB-          SUB-         SUB-      MANAGERS     MID CAP+       SUB-     INDEX SUB-       SUB-
   ACCOUNT       ACCOUNT        ACCOUNT     ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   ACCOUNT     ACCOUNT       ACCOUNT
-------------  ------------  ------------- ----------  -----------  -----------  ----------  ----------  --------------
$   246,278     ($1,440,887)    ($10,241)    ($12,646)    ($38,697) $ 1,294,505    ($10,822) $  300,710   $   (16,904)
 (3,683,838)     17,721,838       72,318      (21,735)  (1,202,406) (10,889,144) (1,223,110)   (620,960)      640,323
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
 (3,437,560)     16,280,951       62,077      (34,381)  (1,241,103)  (9,594,639) (1,233,932)   (320,250)      623,419
  3,782,500      43,590,651          --       511,027    1,389,537    2,953,055     672,516     219,502       624,545
(16,563,486)     52,137,520      (76,915)   2,126,907   11,980,716   31,992,287   5,876,190   1,935,622    20,720,805
        --      (42,296,007)     (11,007)    (286,688)  (1,310,787)  (1,496,684)   (818,946)    328,338    (2,581,254)
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
(12,780,986)     53,432,164      (87,922)   2,351,246   12,059,466   33,448,658   5,729,760   2,483,462    18,764,096
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
(16,218,546)     69,713,115      (25,845)   2,316,865   10,818,363   23,854,019   4,495,828   2,163,212    19,387,515
 16,218,546     146,470,032    1,061,034      692,838      788,203          --          --          --            --
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
$       --     $216,183,147   $1,035,189   $3,009,703  $11,606,566  $23,854,019  $4,495,828  $2,163,212   $19,387,515
===========    ============   ==========   ==========  ===========  ===========  ==========  ==========   ===========
                                                         VARIABLE
                                                         INSURANCE
                                                         PRODUCTS
                          VARIABLE INSURANCE FUND         FUND II
               ----------------------------------------------------- ---------------
                  EQUITY-
                  INCOME       OVERSEAS                    ASSET
                   SUB-          SUB-      HIGH INCOME    MANAGER
                  ACCOUNT       ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
               ------------- ------------- ------------ ------------ ---------------
               $ 12,340,033  $ 15,049,428  $   903,229  $ 1,356,920  $   36,407,388
                   (363,249)  (55,468,507)  (4,826,561)  (2,058,495)   (192,178,336)
               ------------- ------------- ------------ ------------ ---------------
                 11,976,784   (40,419,079)  (3,923,332)    (701,575)   (155,770,948)
                 24,790,229    45,688,246    3,195,995    2,631,829     677,000,871
                (10,695,232)   19,044,295      658,505    2,389,044             --
                (21,100,288)   32,597,100   (1,779,533)  (2,869,212)   (377,365,509)
               ------------- ------------- ------------ ------------ ---------------
                 (7,005,291)   97,329,641    2,074,967    2,151,661     299,635,362
               ------------- ------------- ------------ ------------ ---------------
                  4,971,493    56,910,562   (1,848,365)   1,450,086     143,864,414
                152,058,910   126,338,392   13,480,923   11,770,181   2,471,433,613
               ------------- ------------- ------------ ------------ ---------------
               $157,030,403  $183,248,954  $11,632,558  $13,220,267  $2,615,298,027
               ============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                        CAPITAL         BOND          MONEY         STOCK                     MID CAP
                         GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE
                          SUB-          SUB-          SUB-           SUB-         SUB-         SUB-
                        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
                     --------------  -----------  -------------  ------------  -----------  -----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $  232,326,333  $ 5,003,403  $   4,444,587  $  3,140,798  $ 9,362,071  $   129,188
 Net realized and
  unrealized gain
  (loss) on
  investments.....      (71,770,491)  (5,707,370)            --    23,667,781   (3,750,911)    (531,819)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      160,555,842     (703,967)     4,444,587    26,808,579    5,611,160     (402,631)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............      142,211,177   13,805,688    214,469,972    29,988,746   10,115,433    7,098,841
 Net transfers
  (to) from other
  sub-accounts....       (3,426,057)   5,993,183   (132,180,032)   28,975,401    3,130,211   (1,928,318)
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........     (127,342,172)  (8,870,541)   (35,295,568)  (21,960,448)  (7,936,560)  (3,985,601)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...       11,442,948   10,928,330     46,994,372    37,003,699    5,309,084    1,184,922
                     --------------  -----------  -------------  ------------  -----------  -----------
 Net increase
  (decrease) in
  net assets......      171,998,790   10,224,363     51,438,959    63,812,278   10,920,244      782,291
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........      974,704,592   57,816,044     85,330,924   100,709,791   53,249,987   32,711,062
                     --------------  -----------  -------------  ------------  -----------  -----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $1,146,703,382  $68,040,407  $ 136,769,883  $164,522,069  $64,170,231  $33,493,353
                     ==============  ===========  =============  ============  ===========  ===========
                            NEW ENGLAND ZENITH FUND
                     --------------------------------------
                        GROWTH
                         AND          SMALL         U.S.
                        INCOME         CAP       GOVERNMENT
                         SUB-          SUB-         SUB-
                       ACCOUNT       ACCOUNT      ACCOUNT
                     ------------- ------------- ----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $ 11,596,165  $   (278,252)  $ 35,715
 Net realized and
  unrealized gain
  (loss) on
  investments.....     (5,083,954)   23,952,330    (73,665)
                     ------------- ------------- ----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      6,512,211    23,674,078    (37,950)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............     15,769,644    16,994,060         --
 Net transfers
  (to) from other
  sub-accounts....     14,513,514    (3,433,209)    79,255
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........    (10,636,850)  (11,981,152)    24,393
                     ------------- ------------- ----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...     19,646,308     1,579,699    103,648
                     ------------- ------------- ----------
 Net increase
  (decrease) in
  net assets......     26,158,519    25,253,777     65,698
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........     58,951,793    63,798,887    691,612
                     ------------- ------------- ----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $ 85,110,312  $ 89,052,664   $757,310
                     ============= ============= ==========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------------------
                           INTERNATIONAL
                EQUITY        MAGNUM       VENTURE         BOND                 RESEARCH
 BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-          SUB-          SUB-          SUB-          SUB-         SUB-      SUB-
  ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT     ACCOUNT    ACCOUNT
-----------  ------------  ------------- ------------  ------------- ---------- ---------
$   872,246  $ 25,581,608   $   (58,946) $  2,139,117   $   66,632    $  1,388  $ (1,540)
 (2,439,260)   21,453,452     3,446,309    18,348,101     (106,878)     29,340   103,725
-----------  ------------   -----------  ------------   ----------    --------  --------
 (1,567,014)   47,035,060     3,387,363    20,487,218      (40,246)     30,728   102,185
  4,093,455    31,646,457     3,430,299    32,031,496           --      75,935    86,667
  1,865,860    59,949,102     1,463,742    22,546,367        1,100     684,756   763,549
 (1,579,581)  (30,858,890)   (2,381,414)  (23,867,517)       9,526     (98,581) (164,198)
-----------  ------------   -----------  ------------   ----------    --------  --------
  4,379,734    60,736,669     2,512,627    30,710,346       10,626     662,110   686,018
-----------  ------------   -----------  ------------   ----------    --------  --------
  2,812,720   107,771,729     5,899,990    51,197,564      (29,620)    692,838   788,203
 12,476,648    90,873,849    10,318,556    95,272,468    1,090,654          --        --
-----------  ------------   -----------  ------------   ----------    --------  --------
$15,289,368  $198,645,578   $16,218,546  $146,470,032   $1,061,034    $692,838  $788,203
===========  ============   ===========  ============   ==========    ========  ========
                                                       VARIABLE
                                                       INSURANCE
                      VARIABLE INSURANCE               PRODUCTS
                         PRODUCTS FUND                  FUND II
            ---------------------------------------------------------------------
               EQUITY-                      HIGH         ASSET
                INCOME       OVERSEAS      INCOME       MANAGER
                 SUB-          SUB-         SUB-         SUB-
               ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT        TOTAL
             ------------- ------------- ------------ ------------ --------------
             $  6,472,830  $  3,064,669  $ 1,060,177  $   638,800  $  305,596,989
                2,224,031    36,725,455     (259,642)     506,400      40,732,934
             ------------- ------------- ------------ ------------ ---------------
                8,696,861    39,790,124      800,535    1,145,200     346,329,923
               26,649,674    17,254,614    3,727,099    2,393,210     571,842,467
               (2,823,843)    1,086,949    1,354,057    1,384,413              --
              (19,017,183)  (16,067,097)  (2,389,723)  (1,339,833)   (325,738,990)
             ------------- ------------- ------------ ------------ ---------------
                4,808,648     2,274,466    2,691,433    2,437,790     246,103,477
             ------------- ------------- ------------ ------------ ---------------
               13,505,509    42,064,590    3,491,968    3,582,990     592,433,400
              138,553,401    84,273,799    9,988,955    8,187,191   1,879,000,213
             ------------- ------------- ------------ ------------ ---------------
             $152,058,910  $126,338,389  $13,480,923  $11,770,181  $2,471,433,613
             ============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                 NEW ENGLAND ZENITH FUND
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         GROWTH
                      CAPITAL        BOND          MONEY         STOCK                     MID CAP         AND         SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE        INCOME         CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-          SUB-         SUB-         SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-accounts...     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

                                                                                            VARIABLE INSURANCE
                                                                                               PRODUCTS FUND
 -------------------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL
    U.S.                      EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                      HIGH
 GOVERNMENT    BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME       OVERSEAS      INCOME
    SUB-         SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-         SUB-
  ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
 ----------   -----------  ------------  ------------- ------------  ------------- ------------  ------------  -----------
 $  34,649    $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920   $  7,186,371  $  5,543,453  $   996,739
    17,136        401,219    25,372,043       355,856     9,314,386      (43,844)     7,455,548     3,964,503   (1,555,159)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
    51,785        955,409    28,518,286       558,517    11,714,181       47,076     14,641,919     9,507,956     (558,420)
        --      3,185,034    18,566,913     3,131,225    24,165,947           --     26,170,240    17,386,996    2,434,923
   590,096      3,794,185    16,305,214       999,735    23,584,994      612,788      8,474,098       342,473    2,823,884
  (111,452)    (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)   (18,064,178)  (10,788,946)  (1,891,706)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   478,644      4,645,991    20,418,503     2,627,002    32,141,554      455,841     16,580,160     6,940,523    3,367,101
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   530,429      5,601,400    48,936,789     3,185,519    43,855,735      502,917     31,222,080    16,448,479    2,808,682
   161,183      6,875,248    41,937,060     7,133,037    51,416,733      587,737    107,331,321    67,825,320    7,180,273
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
 $ 691,612    $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654   $138,553,401  $ 84,273,799  $ 9,988,955
 =========    ===========  ============   ===========  ============   ==========   ============  ============  ===========
               VARIABLE
               INSURANCE
               PRODUCTS
                FUND II
              ---------------------------
                 ASSET
                MANAGER
                 SUB-
                ACCOUNT        TOTAL
              ------------ --------------
              $   785,371  $  176,340,272
                  280,598     194,717,637
              ------------ ---------------
                1,065,969     371,057,909
                1,626,307     516,501,076
                1,297,121              --
               (1,251,084)   (277,154,223)
              ------------ ---------------
                1,672,344     239,346,853
              ------------ ---------------
                2,738,313     610,404,762
                5,448,878   1,268,595,450
              ------------ ---------------
              $ 8,187,191  $1,879,000,212
              ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS


1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has twenty-three investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, Metropolitan Series Fund, Inc., the Variable Insurance Products Fund and the Variable Insurance Products Fund II are open-end management investment companies. The Account purchases or redeems shares of the Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies the charge is assessed daily against Account assets and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, LLC. (formerly, TNE Advisers, Inc.), which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

         SERIES                          ADVISER                            SUB-ADVISER
         ------           -------------------------------------- ----------------------------------
Capital Growth..........  CGM
Back Bay Advisors Money
 Market.................  New England Investment Management, LLC Back Bay Advisors, L.P.
Back Bay Advisors Bond
 Income.................  New England Investment Management, LLC Back Bay Advisors, L.P.
Back Bay Advisors
 Managed................  New England Investment Management, LLC Back Bay Advisors, L.P.
Westpeak Stock Index....  New England Investment Management, LLC Westpeak Investment Advisors, L.P.
Westpeak Growth and
 Income.................  New England Investment Management, LLC Westpeak Investment Advisors, L.P.
Harris Oakmark Mid Cap
 Value..................  New England Investment Management, LLC Harris Associates L.P.
Loomis Sayles Small Cap.  New England Investment Management, LLC Loomis, Sayles & Company, L.P.
Balanced................  New England Investment Management, LLC Wellington Management
                                                                 Company, LLP.
Davis Venture Value.....  New England Investment Management, LLC Davis Selected Advisers, L.P.
Alger Equity Growth.....  New England Investment Management, LLC Fred Alger Management, Inc.
Salomon Brothers          New England Investment Management, LLC Salomon Brothers Asset
 U.S. Government........                                         Management, Inc
Salomon Brothers
 Strategic Bond
 Opportunities..........  New England Investment Management, LLC Salomon Brothers Asset
                                                                 Management, Inc
MFS Investors Series....  New England Investment Management, LLC Massachusetts Financial
                                                                 Services Company
MFS Research Managers     New England Investment Management, LLC Massachusetts Financial
 Series.................                                         Services Company

The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. became the sub-adviser. Harrris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when Wellington Management Company became sub-adviser. The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts.

Metropolitan Life Insurance Company is investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio and the Putnam International Stock Portfolio, and Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio.

Fidelity Management & Research Company is the investment adviser for the Variable Insurance Products Fund and Variable Insurance Products Fund II.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2000:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth Series.............................  $242,715,192 $312,493,998
   Back Bay Advisors Money Market Series.............   458,970,898  522,023,525
   Back Bay Advisors Bond Income Series..............    33,718,507   32,582,505
   Back Bay Advisors Managed Series..................    23,705,585   23,913,716
   Westpeak Stock Index Series.......................   109,578,168   75,579,521
   Westpeak Growth and Income Series.................    42,917,526   36,036,620
   Harris Oakmark Mid Cap Value Series...............    17,398,618   14,576,586
   Loomis Sayles Small Cap Series....................    91,092,312   45,552,359
   Balanced Series...................................     9,827,185    9,559,823
   Morgan Stanley International Magnum Equity Series.    14,863,887    8,409,841
   Davis Venture Value Series........................   145,317,819   74,464,177
   Alger Equity Growth Series........................   230,460,443  102,463,838
   Salomon Bothers U.S. Government Series............       764,682      839,432
   Salomon Bothers Strategic Bond Opportunities
    Series...........................................       564,848      666,225
   MFS Investors Series..............................     3,287,762      651,353
   MFS Research Managers Series......................    18,120,610    4,728,732
   Putnam International Stock Portfolio+.............     7,473,945    4,134,522
   Putnam Large Cap Growth Portfolio+................     7,754,619    1,210,616
   Janus Mid Cap Portfolio+..........................    48,013,088   14,740,953
   Russell 2000 Index Portfolio+.....................     3,571,674    1,312,245
   VIP Equity-Income Portfolio.......................    45,105,830   50,758,101
   VIP Overseas Portfolio............................   143,892,059   42,460,218
   VIP High Income Portfolio.........................    10,915,419    8,876,027
   VIP II Asset Manager Portfolio....................     8,496,283    6,146,362

+For the period May 1, 2000 (Commencement of Sub-Account Operations) to December 31, 2000.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %   15.30 %    (4.98)%
Bond Income........   7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %   (0.81)%     7.77 %
Money Market.......   7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %    4.60 %     5.85 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %   19.96 %    (9.36)%
Managed............   2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %    9.59 %    (3.72)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%    0.00 %    20.01 %
Growth and Income.............................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %    8.97 %    (5.48)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %    5.96 %     8.04 %
Overseas......................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %   42.13 %   (19.39)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%   31.29 %     4.89 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%    7.78 %   (22.74)%
Asset Manager..........................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %   10.70 %    (4.26)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.84%   12.78%   25.19 %   47.27 %   33.66 %   (13.98)%
Balanced........................................................     13.75%   16.50%   15.77 %    8.73 %   (5.39)%    (2.26)%
International Stock**...........................................      3.85%    6.30%   (1.64)%    6.90 %   24.18 %   (10.51)%
Venture Value...................................................     21.64%   25.40%   33.03 %   14.02 %   17.11 %     9.11 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.61 %    (0.49)%
Research Managers...................................................................................       19.52 %    (3.97)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.30)%
Russell 2000(R) Index........................................................................................         (6.56)%
Large Cap Growth.............................................................................................        (27.17)%

*  Based on a mortality and expense risk charge at an annual rate of .35%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %   15.18 %    (5.08)%
Bond Income........   7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %   (0.91)%     7.66 %
Money Market.......   7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %    4.49 %     5.75 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %   19.84 %    (9.45)%
Managed............   2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %    9.48 %    (3.81)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%   (0.10)%    19.89 %
Growth and Income.............................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %    8.86 %    (5.58)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity Income.................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %    5.85 %     7.93 %
Overseas......................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %   41.99 %   (19.47)%

                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%   31.16 %     4.78 %

                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%    7.67 %   (22.82)%
Asset Manager..........................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %   10.59 %    (4.36)%

                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.76%   12.66%   25.06 %   47.12 %   33.53 %   (14.07)%
Balanced........................................................     13.67%   16.39%   15.66 %    8.62 %   (5.49)%    (2.35)%
International Stock**...........................................      3.79%    6.19%   (1.74)%    6.79 %   24.05 %   (10.60)%
Venture Value...................................................     21.56%   25.27%   32.90 %   13.90 %   16.99 %     9.00 %

                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.54 %    (0.59)%
Research Managers...................................................................................       19.44 %    (4.07)%

                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.35)%
Russell 2000(R) Index........................................................................................         (6.62)%
Large Cap Growth ............................................................................................        (27.22)%

*  Based on a mortality and expense risk charge at an annual rate of .45%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %   15.01 %    (5.22)%
Bond Income........   7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %   (1.06)%     7.50 %
Money Market.......   7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %    4.34 %     5.59 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %   19.66 %    (9.59)%
Managed............   2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %    9.31 %    (3.96)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%   (0.25)%    19.71 %
Growth and Income.............................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %    8.70 %    (5.72)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %    5.69 %     7.77 %
Overseas......................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %   41.77 %   (19.59)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%   30.96 %     4.62 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%    7.51 %   (22.94)%
Asset Manager..........................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %   10.43 %    (4.50)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.64%   12.49%   24.88 %   46.90 %   33.33 %   (14.20)%
Balanced........................................................     13.56%   16.21%   15.48 %    8.46 %   (5.63)%    (2.50)%
International Stock**...........................................      3.68%    6.03%   (1.89)%    6.63 %   23.87 %   (10.73)%
Venture Value...................................................     21.44%   25.08%   32.70 %   13.73 %   16.81 %     8.83 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.44 %    (0.74)%
Research Managers...................................................................................       19.32 %    (4.21)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.03)%
Russell 2000(R) Index........................................................................................         (6.72)%
Large Cap Growth.............................................................................................        (27.29)%

* Based on a mortality and expense risk charge at an annual rate of .60%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %   14.67 %    (5.50)%
Bond Income........   7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %   (1.36)%     7.18 %
Money Market.......   7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %    4.03 %     5.27 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %   19.30 %    (9.86)%
Managed............   2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %    8.98 %    (4.24)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%   (0.55)%    19.36 %
Growth and Income.............................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %    8.37 %    (6.00)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %    5.38 %     7.45 %
Overseas......................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %   41.35 %   (19.83)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%   30.57 %     4.31 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%    7.19 %   (23.17)%
Asset Manager..........................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %   10.10 %    (4.79)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.39%   12.15%   24.50 %   46.46 %   32.93 %   (14.45)%
Balanced........................................................     13.33%   15.86%   15.14 %    8.13 %   (5.91)%    (2.79)%
International Stock**...........................................      3.48%    5.71%   (2.18)%    6.31 %   23.50 %   (11.00)%
Venture Value...................................................     21.20%   24.71%   32.30 %   13.39 %   16.47 %     8.51 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.23 %    (1.04)%
Research Managers...................................................................................       19.08 %    (4.50)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.17)%
Russell 2000(R) Index........................................................................................         (6.90)%
Large Cap Growth.............................................................................................        (27.44)%

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.
** On December 1, 2000 The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %   14.84 %    (5.36)%
Bond Income........   7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %   (1.21)%     7.34 %
Money Market.......   7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %    4.18 %     5.43 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %   19.48 %    (9.72)%
Managed............   2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %    9.15 %    (4.10)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%   (0.40)%    19.54 %
Growth and Income.............................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %    8.53 %    (5.86)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %    5.54 %     7.61 %
Overseas......................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %   41.56 %   (19.71)%

                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%   30.77 %     4.47 %

                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%    7.35 %   (23.05)%
Asset Manager..........................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %   10.26 %    (4.64)%

                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.51%   12.32%   24.69 %   46.68 %   33.13 %   (14.33)%
Balanced........................................................     13.44%   16.03%   15.31 %    8.29 %   (5.77)%    (2.64)%
International Stock**...........................................      3.58%    5.87%   (2.04)%    6.47 %   23.68 %   (10.87)%
Venture Value...................................................     21.32%   24.89%   32.50 %   13.56 %   16.64 %     8.67 %

                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.34 %    (0.89)%
Research Managers...................................................................................       19.20 %    (4.35)%

                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.10)%
Russell 2000(R) Index........................................................................................         (6.81)%
Large Cap Growth ............................................................................................        (27.36)%

* Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS", "ZENITH EXECUTIVE ADVANTAGE 2000" AND "ZENITH SURVIVORSHIP LIFE PLUS") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %   15.70 %    (4.65)%
Bond Income........   8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%     8.15 %
Money Market.......   8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %     6.22 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %    (9.04)%
Managed............   3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %    (3.38)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %    20.43 %
Growth and Income.............................    14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %    (5.15)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %    6.33 %     8.42 %
Overseas......................................    14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %   42.63 %   (19.11)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %     5.25 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................     (.37)%   20.79%   13.75%   17.67 %   (4.33)%    8.15 %   (22.47)%
Asset Manager..........................................    (4.65)%   17.68%   14.31%   20.65 %   15.05 %   11.09 %    (3.93)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     25.13%   13.17%   25.63 %   47.78 %   34.13 %   (13.68)%
Balanced........................................................     14.01%   16.91%   16.18 %    9.11 %   (5.06)%    (1.91)%
International Stock**...........................................      4.01%    6.67%   (1.30)%    7.27 %   24.61 %   (10.20)%
Venture Value...................................................     21.92%   25.84%   33.50 %   14.41 %   17.52 %     9.49 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.85 %    (0.15)%
Research Managers...................................................................................       19.80 %    (3.64)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (27.74)%
Russell 2000(R) Index........................................................................................         (6.35)%
Large Cap Growth.............................................................................................        (27.00)%

* For the flexible premium ("Zenith Executive Advantage Plus", "Zenith Executive Advantage 2000", and "Zenith Survivorship Life Plus") policies the mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                               NET INVESTMENT RETURN OF THE SUB-ACCOUNTS *
                    -------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- -------- -------- --------  -------- -------- --------  --------  --------  --------
Bond Income........   8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%    8.15 %
Money Market.......   8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %    6.22 %
                    1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- -------- -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %   (9.04)%
Managed............   3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %   (3.38)%
                                                4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                     12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                     -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %   20.43 %
Growth and Income.............................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %   (5.15)%
                                                         5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                              12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                              --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %    5.25 %
                                                                   5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                        12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                        -------- -------- --------  --------  --------  --------
Equity Growth...................................................    25.13%   13.17%   25.63 %   47.78 %   34.13 %  (13.68)%
Balanced........................................................    14.01%   16.91%   16.18 %    9.11 %   (5.06)%   (1.91)%
International Stock**...........................................     4.01%    6.67%   (1.30)%    7.27 %   24.61 %  (10.20)%
Venture Value...................................................    21.92%   25.84%   33.50 %   14.41 %   17.52 %    9.49 %
                                                                            6/28/96- 1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                                 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                                 -------- --------  --------  --------  --------
U.S. Government..........................................................     4.55%    8.47 %    7.61 %    0.17 %   10.45 %
Strategic Bond Opportunities.............................................     8.46%   11.07 %    2.04 %    1.44 %    7.22 %
                                                                                                         4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                              12/31/99  12/31/00
-----------                                                                                              --------  --------
Investors...........................................................................................       2.85 %   (0.15)%
Research Managers...................................................................................      19.80 %   (3.64)%
                                                                                                                   5/1/00-
SUB-ACCOUNT                                                                                                        12/31/00
-----------                                                                                                        --------
Large Cap Growth....................................................................................               (27.00)%

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

* For the modified single premium ("American Gateway") policies the mortality and expense risk charge is not charged daily against the sub-account assets but is deducted from the policy cash values monthly.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the perfomance of the Morgan Stanley International Magnum Equity Series.

                         INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

February 9, 2001

                       NEW ENGLAND LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 2000 AND 1999
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                           2000        1999
                                                        ----------  ----------
ASSETS
Investments:
  Fixed Maturities, Available for Sale, at Estimated
   Fair Value.......................................... $  245,366  $  735,697
  Equity Securities, at Fair Value.....................     24,198      22,685
  Policy Loans.........................................    233,816     181,995
  Short-Term Investments...............................      9,554      62,619
  Other Invested Assets................................     82,378      16,798
                                                        ----------  ----------
   Total Investments...................................    595,312   1,019,794
Cash and Cash Equivalents..............................     44,584      84,371
Deferred Policy Acquisition Costs......................  1,020,830     930,703
Accrued Investment Income..............................     20,116      29,940
Premiums and Other Receivables.........................    121,285     119,750
Other Assets...........................................    110,064     105,982
Separate Account Assets................................  5,651,320   4,840,029
                                                        ----------  ----------
    TOTAL ASSETS....................................... $7,563,511  $7,130,569
                                                        ==========  ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits................................. $  190,298  $  614,927
Policyholder Account Balances..........................    411,940     325,385
Other Policyholder Funds...............................    249,344     245,339
Policyholder Dividends Payable.........................      1,530         977
Short and Long-Term Debt...............................     --          75,053
Income Taxes Payable:
  Current..............................................      3,021         (77)
  Deferred.............................................     19,998      38,669
Due to Parent..........................................     88,418      72,247
Other Liabilities......................................     90,507      64,717
Separate Account Liabilities...........................  5,651,320   4,840,029
                                                        ----------  ----------
   TOTAL LIABILITIES...................................  6,706,376   6,277,266
                                                        ----------  ----------
Commitments and Contingencies (Notes 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding......      2,500       2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding.....     --          --
Contributed Capital....................................    647,273     647,273
Retained Earnings......................................    215,920     214,528
Accumulated Other Comprehensive Income.................     (8,558)    (10,998)
                                                        ----------  ----------
   TOTAL EQUITY........................................    857,135     853,303
                                                        ----------  ----------
TOTAL LIABILITIES AND EQUITY........................... $7,563,511  $7,130,569
                                                        ==========  ==========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                      2000      1999      1998
                                                    --------  --------  --------
REVENUES
Premiums..........................................  $125,219  $123,638  $100,689
Universal Life and Investment-Type Product Policy
 Fees.............................................   231,895   220,841   173,766
Net Investment Income.............................    63,260    68,498    49,077
Investment Gains (Losses), Net....................   (28,338)    2,922     5,610
Commissions, Fees and Other Income................   368,126   265,891   192,411
                                                    --------  --------  --------
   TOTAL REVENUES.................................   760,162   681,790   521,553
                                                    --------  --------  --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.............................   149,845   193,293   149,687
Interest Credited to Policyholder Account
 Balances.........................................    19,534    10,721     7,735
Policyholder Dividends............................    17,846    20,827    22,989
Other Operating Costs and Expenses................   535,874   381,881   316,659
                                                    --------  --------  --------
   TOTAL BENEFITS AND OTHER DEDUCTIONS............   723,099   606,722   497,070
                                                    --------  --------  --------
Income From Operations Before Income Taxes........    37,063    75,068    24,483
Income Taxes......................................    25,132    29,344    13,046
                                                    --------  --------  --------
   NET INCOME.....................................  $ 11,931  $ 45,724  $ 11,437
                                                    --------  --------  --------
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Investment Gains (Losses) (Net of
   Related Offsets, Reclassification Adjustments
   and Income Taxes, of $25,284, $(23,769), and
   $925 Respectively..............................     2,440   (28,437)       92
                                                    --------  --------  --------
COMPREHENSIVE INCOME..............................  $ 14,371  $ 17,287  $ 11,529
                                                    ========  ========  ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                         ACCUMULATED
                              CAPITAL STOCK &               OTHER
                                CONTRIBUTED   RETAINED  COMPREHENSIVE
                                  CAPITAL     EARNINGS     INCOME      TOTAL
                              --------------- --------  ------------- --------
BALANCES AT DECEMBER 31,
 1997........................    $449,773     $166,422    $ 17,347    $633,542
Net Income...................       --          11,437       --         11,437
Change in Net Unrealized
 Investment Gains (Losses)...       --           --             92          92
Contributed Capital..........     200,000        --          --        200,000
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1998........................     649,773      177,859      17,439     845,071
Net Income...................       --          45,724       --         45,724
Preferred Stock Dividends....       --          (9,055)      --         (9,055)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --        (28,437)    (28,437)
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1999........................     649,773      214,528     (10,998)    853,303
Net Income...................       --          11,931       --         11,931
Preferred Stock Dividends....       --         (10,539)      --        (10,539)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --          2,440       2,440
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 2000........................    $649,773     $215,920    $ (8,558)   $857,135
                                 ========     ========    ========    ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                2000        1999       1998
                                             -----------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES......  $  (655,313) $(159,314) $(311,296)
                                             -----------  ---------  ---------
Cash Flows from Investing Activities:
  Sales, Maturities and Repayments of:
   Available for Sale Fixed Maturities.....      586,894    114,478    164,566
   Equity Securities.......................       34,945      2,491     39,333
   Other, Net..............................      251,615         (1)       721
   Sales of Subsidiary.....................      (54,116)         0          0
  Purchases of:
   Available for Sale Fixed Maturities.....      (86,932)  (157,761)  (184,810)
   Equity Securities.......................       (8,521)    (9,590)   (80,066)
   Real Estate.............................          (86)    (3,251)    (3,644)
   Fixed Asset Property and Equipment......            0          0     (1,459)
   Other Assets............................     (321,386)      (302)       (89)
  Net Change in Short-Term Investments.....       53,065    (10,334)   (24,341)
  Net Change in Policy Loans...............      (51,821)   (46,195)   (31,017)
  Other, Net...............................         (259)    23,443      1,631
                                             -----------  ---------  ---------
NET CASH PROVIDED BY (USED IN) INVESTING
 ACTIVITIES................................      403,398    (87,022)  (119,175)
                                             -----------  ---------  ---------
Cash Flows from Financing Activities:
  Capital Contributions....................            0          0    200,000
  Preferred Stock..........................      (10,539)    (9,055)         0
  Repayment of Debt........................      (77,258)   (13,232)    (8,670)
  Policyholder Account Balances:
   Deposits................................    1,871,760    517,551    358,090
   Withdrawals.............................   (1,571,835)  (242,388)  (149,499)
  Financial Reinsurance Receivables........            0     34,233          0
                                             -----------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES..      212,128    287,109    399,921
                                             -----------  ---------  ---------
Change in Cash and Cash Equivalents........      (39,787)    40,773    (30,550)
Cash and Cash Equivalents, Beginning of
 Year......................................       84,371     43,598     74,148
                                             -----------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR.....  $    44,584  $  84,371  $  43,598
                                             ===========  =========  =========
Supplemental Cash Flow Information:
  Interest Paid............................  $     7,187  $      87  $   3,830
                                             ===========  =========  =========
  Income Taxes Paid........................  $    22,317  $  30,045  $  14,118
                                             ===========  =========  =========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                2000       1999       1998
                                              ---------  ---------  ---------
NET INCOME................................... $  11,931  $  45,724  $  11,437
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
  Change in Deferred Policy Acquisition
   Costs, Net................................  (101,313)  (186,467)  (145,787)
  Change in Accrued Investment Income........     9,824     (8,138)    (3,090)
  Change in Premiums and Other Receivables...    (1,535)    25,367    (82,081)
  Gains from Sales of Investments, Net.......   (28,338)    (2,922)    (5,610)
  Depreciation and Amortization Expenses.....    12,905     13,700     13,137
  Interest Credited to Policyholder Account
   Balances..................................    19,534     10,721      7,735
  Universal Life and Investment-Type Product
   Policy Fee Income.........................  (231,895)  (220,841)  (173,766)
  Change in Future Policy Benefits...........  (424,629)    53,181     61,317
  Change in Other Policyholder Funds.........     4,005     59,084     73,814
  Change in Policyholder Dividends Payable...       553        368        188
  Change in Income Taxes Payable.............   (11,490)   (26,871)     2,358
  Other, Net.................................    85,135     77,780    (70,948)
                                              ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........ $(655,313) $(159,314) $(311,296)
                                              =========  =========  =========


          See accompanying notes to consolidated financial statements.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
          (DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

  Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

  Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1998, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management. On April 30, 1999, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. On November 5, 1999, New England Financial Distributors, a Limited Liability Corporation, was formed in which Nelico owns a 95% interest. On October 31, 2000, Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to Metlife, Inc. the parent company of Nelico. The principal business activities of the subsidiaries are disclosed below.

  New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

  Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

  New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  New England Investment Management, LLC (NEIM), which changed its name from TNE Advisers, Inc. in March 2000, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

  NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

  New England Financial Distributors, LLC (NEFD), was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

 BASIS OF PRESENTATION

  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with accounting principles generally accepted in the United States of America in making such determination.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

 PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

  The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2000 presentation.

 INVESTMENTS

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary.

                      NEW ENGLAND LIFE INSURANCE COMPANY

These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Policy loans are stated at unpaid principal balances, which approximates fair value.

  Short-term investments are stated at amortized cost, which approximates fair value.

  Other invested assets are reported at their estimated fair value.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

  Accumulated depreciation on property and equipment and amortization of leasehold improvements was $54,427 and $45,320 at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $10,555, $11,350 and $11,570 for the years ended December 31, 2000, 1999 and 1998, respectively.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-medical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Information regarding deferred policy acquisition costs is as follows:

                                                   YEARS ENDED DECEMBER 31
                                                 ------------------------------
                                                    2000       1999      1998
                                                 ----------  --------  --------
   Balance at January 1........................  $  930,703  $710,961  $565,769
   Capitalized during the year.................     223,651   216,913   182,943
                                                 ----------  --------  --------
      Total....................................   1,154,354   927,874   748,712
   Amortization allocated to:
     Net realized investment gains.............         395      (616)   (5,282)
     Unrealized investment gains (losses)......     (23,770)   33,276      (595)
     Other Expenses............................    (110,149)  (29,831)  (31,874)
                                                 ----------  --------  --------
      Total amortization.......................    (133,524)    2,829   (37,751)
   Balance at December 31......................  $1,020,830  $930,703  $710,961
                                                 ==========  ========  ========

  Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

  Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 ACQUISITIONS

  The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transition. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

  The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

 PRO FORMA IMPACT OF ACQUISITION

                                                                  YEARS ENDED
                                                                 DECEMBER 31,
                                                               -----------------
                                                                 1998     1997
                                                               -------- --------
   Revenue.................................................... $557,229 $381,691
                                                               ======== ========
   Net Income................................................. $ 10,311 $ 25,049
                                                               ======== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

 OTHER INTANGIBLE ASSETS

  The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

  EXCESS OF PURCHASE PRICE OVER FAIR VALUE OF NET ASSETS ACQUIRED

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Net Balance, January 1........................... $19,581  $21,931  $     0
     Acquisitions...................................       0        0   23,498
     Amortization...................................  (2,350)  (2,350)  (1,567)
                                                     -------  -------  -------
   Net Balance, December 31......................... $17,231  $19,581  $21,931
                                                     =======  =======  =======
   December 31
     Accumulated Amortization....................... $(6,267) $(3,917) $(1,567)
                                                     =======  =======  =======

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 4% to 7%.

  Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 4% to 6.5%. Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.5%, less expense and mortality charges and withdrawals.

  The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

 RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Premiums related to non-medical health contracts are recognized as income when due.

  Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

 DIVIDENDS TO POLICYHOLDERS

  Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 PARTICIPATING BUSINESS

  Participating business represented approximately 3.29% and 3.49% of the Company's life insurance in force, and 8.68% and 8.30% of the number of life insurance policies in force at December 31, 2000 and 1999, respectively. Participating policies represented approximately 54.96%, 56.77% and 95.78% of gross life insurance premiums, for the years ended December 31, 2000, 1999 and 1998, respectively.

 INCOME TAXES

  NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-Includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 REINSURANCE

  The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

 SEPARATE ACCOUNTS

  Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial

                      NEW ENGLAND LIFE INSURANCE COMPANY
statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

 APPLICATION OF ACCOUNTING PRONOUNCEMENTS

  Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs, which would have otherwise been expensed in 1999.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Statement of Financial Accounting Standards ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities, is effective for all fiscal years beginning after June 15, 2000. SFAS 133, as amended, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. Under SFAS 133, certain contracts that were not formerly considered derivatives may now meet the definition of a derivative. The Company will adopt SFAS effective January 1, 2001. Management does not expect the adoption of SFAS 133 to have a significant impact on the financial position, results of operations, or cash flows of the Company.

  In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company was required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company currently is in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's consolidated financial statements.

  In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures

                      NEW ENGLAND LIFE INSURANCE COMPANY
about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principles to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

  The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Fixed maturities................................. $48,559  $54,490  $53,467
   Equity securities................................   2,122   13,896   (9,118)
   Real estate......................................      85      831    4,149
   Policy Loans.....................................  11,939    9,157    6,855
   Cash, cash equivalents and short-term
    Investments.....................................     412    3,494      861
   Other investment income..........................   4,993   (7,529)      76
                                                     -------  -------  -------
   Gross investment income..........................  68,110   74,339   56,290
   Investment expenses..............................  (4,850)  (5,841)  (7,213)
                                                     -------  -------  -------
   Net investment income............................ $63,260  $68,498  $49,077
                                                     =======  =======  =======

  Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                        2000     1999   1998
                                                      --------  ------ -------
   Fixed maturities.................................. $   (373) $  850 $10,899
   Equity securities.................................  (27,564)   --     --
   Other invested assets.............................     (796)  2,688      (7)
                                                      --------  ------ -------
     Subtotal........................................  (28,733)  3,538  10,892
   Less: Amounts allocable to amortization of
    deferred policy acquisition costs................     (395)    616   5,282
                                                      --------  ------ -------
   Investment gains (losses), net.................... $(28,338) $2,922 $ 5,610
                                                      ========  ====== =======

  Realized investment gains (losses) have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

                       NEW ENGLAND LIFE INSURANCE COMPANY

  The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2000      1999     1998
                                                   --------  --------  -------
   Balance at January 1..........................  $(10,998) $ 17,439  $17,347
     Change in unrealized investment gains
      (losses)...................................     5,812   (73,813)     391
     Change in unrealized investment gains
      (losses)...................................
      Attributable to:
      Deferred policy acquisition costs..........   (10,575)   33,276     (595)
      Deferred income tax (expense) benefit......     7,203    12,100      296
                                                   --------  --------  -------
   Balance at December 31........................  $ (8,558) $(10,998) $17,439
                                                   ========  ========  =======

  The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2000      1999     1998
                                                     -------  --------  -------
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
      Fixed maturities.............................  $(5,060) $(35,205) $40,928
      Equity securities............................   (1,330)    3,511    1,191
      Other........................................      (19)    --       --
                                                     -------  --------  -------
                                                      (6,409)  (31,694)  42,119
   Amounts of unrealized investment gains (losses)
     Attributable to:
      Deferred policy acquisition costs............   (6,292)   17,478  (15,798)
      Deferred income tax (expense) benefit........    4,143     3,218   (8,882)
                                                     -------  --------  -------
   Balance, end of year............................  $(8,558) $(10,998) $17,439
                                                     =======  ========  =======

3. INVESTMENTS

 FIXED MATURITIES AND EQUITY SECURITIES

  The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

 AVAILABLE FOR SALE SECURITIES

                                                             GROSS
                                                          UNREALIZED   ESTIMATED
                                               AMORTIZED -------------   FAIR
                                                 COST     GAIN   LOSS    VALUE
                                               --------- ------ ------ ---------
   DECEMBER 31, 2000
   Fixed Maturities:
     U.S. Treasury Securities and obligations
      of U.S. Government corporations and
      agencies...............................  $ 28,290  $   90 $  327 $ 28,053
     Foreign governments.....................    25,799     204    617   25,386
     Corporate...............................   170,856   2,428  6,214  167,070
     Mortgage-backed securities..............    25,481     458  1,082   24,857
                                               --------  ------ ------ --------
   Total Fixed Maturities....................  $250,426  $3,180 $8,240 $245,366
                                               ========  ====== ====== ========
   Equity Securities:
     Common Stocks...........................    25,528   2,120  3,450   24,198
                                               --------  ------ ------ --------
   Total Equity Securities...................  $ 25,528  $2,120 $3,450 $ 24,198
                                               ========  ====== ====== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  AVAILABLE FOR SALE SECURITIES

                                                          GROSS
                                                        UNREALIZED
                                            AMORTIZED -------------- ESTIMATED
                                              COST     GAIN   LOSS   FAIR VALUE
                                            --------- ------ ------- ----------
   DECEMBER 31, 1999
   Fixed Maturities:
     U.S. Treasury Securities and
      obligations of U.S. Government
      corporations and agencies............ $ 33,909  $   20 $   439  $ 33,490
     Foreign governments...................   20,748     201     581    20,368
     Corporate.............................  670,602   5,074  40,237   635,439
     Mortgage-backed securities............   44,470     934     203    45,201
     Other.................................    1,199    --     --        1,199
                                            --------  ------ -------  --------
   Total Fixed Maturities.................. $770,928  $6,229 $41,460  $735,697
                                            ========  ====== =======  ========
   Equity Securities:
     Common Stocks.........................   19,174   4,191     680    22,685
                                            --------  ------ -------  --------
   Total Equity Securities................. $ 19,174  $4,191 $   680  $ 22,685
                                            ========  ====== =======  ========

  The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 2000 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................  $ 19,555   $ 19,454
   Due after one year through five years..................    93,551     91,606
   Due after five years through ten years.................    88,953     87,075
   Due after ten years....................................    22,886     22,374
                                                            --------   --------
      Subtotal............................................  $224,945   $220,509
   Mortgage-backed securities.............................    25,481     24,857
                                                            --------   --------
   Total..................................................  $250,426   $245,366
                                                            ========   ========

  Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of fixed maturities and equity securities are as follows:

                                                         2000    1999     1998
                                                       -------- ------- --------
   Fixed Maturities
     Proceeds......................................... $117,466 $64,925 $120,416
     Gross realized gains............................. $    476 $ 1,897 $ 10,901
     Gross realized losses............................ $    849 $ 1,047 $      2
   Equity Securities
     Proceeds......................................... $  1,762 $ 2,491 $ 39,333
     Gross realized gains............................. $    190 $   --  $    --
     Gross realized losses............................ $    183 $   --  $    --

  Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 STATUTORY DEPOSITS

  The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 2000 and 1999, respectively.

                      NEW ENGLAND LIFE INSURANCE COMPANY

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

  Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $44,431 at December 31, 1999, and was $25,902 at December 31, 2000.

  The effect of reinsurance on premiums earned is as follows:

                                                    2000       1999      1998
                                                  ---------  --------  --------
   Direct premiums............................... $ 220,856  $163,159  $110,768
   Reinsurance assumed...........................    11,670    57,479    58,329
   Reinsurance ceded.............................  (107,307)  (97,000)  (68,408)
                                                  ---------  --------  --------
   Net premiums earned........................... $ 125,219  $123,638  $100,689
                                                  =========  ========  ========

  Reinsurance recoverables, included in other receivables, were $80,195 and $83,091 at December 31, 2000 and 1999, respectively.

  Reinsurance and ceded commissions payables, included in other liabilities, were $0 and $23,400 at December 31, 2000 and 1999, respectively.

  The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                          2000    1999    1998
                                                         ------  ------  ------
   Balance at January 1................................. $3,932  $1,953  $  809
     Less: Reinsurance recoverables.....................  3,147   1,565     647
                                                         ------  ------  ------
   Net balance at January 1.............................    785     388     162
                                                         ------  ------  ------
   Incurred related to:
     Current year.......................................    541     472     303
     Prior years........................................   (367)    (33)    (57)
                                                         ------  ------  ------
                                                            174     439     246
                                                         ------  ------  ------
   Paid related to:
     Current year.......................................     28      23       2
     Prior years........................................     73      19      18
                                                         ------  ------  ------
                                                            101      42      20
                                                         ------  ------  ------
   Balance at December 31...............................    857     785     388
     Add: Reinsurance recoverables......................  3,444   3,147   1,565
                                                         ------  ------  ------
   Balance at December 31............................... $4,301  $3,932  $1,953
                                                         ======  ======  ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

5. INCOME TAXES

  The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                       CURRENT DEFERRED   TOTAL
                                                       ------- --------  -------
   2000
   Federal............................................ $36,449 $(12,302) $24,147
   State and Local....................................   --         985      985
                                                       ------- --------  -------
   Total.............................................. $36,449 $(11,317) $25,132
                                                       ======= ========  =======
   1999
   Federal............................................ $20,910 $  8,134  $29,044
   State and Local....................................   --         300      300
                                                       ------- --------  -------
   Total.............................................. $20,910 $  8,434  $29,344
                                                       ======= ========  =======
   1998
   Federal............................................ $13,734 $   (788) $12,946
   State and Local....................................   --         100      100
                                                       ------- --------  -------
   Total.............................................. $13,734 $   (688) $13,046
                                                       ======= ========  =======

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2000     1999    1998
                                                      -------  ------- -------
   Income before taxes............................... $37,063  $75,068 $24,483
   Income tax rate...................................     35%      35%     35%
                                                      -------  ------- -------
   Expected income tax expense at federal statutory
    income tax rate..................................  12,972   26,274   8,569
   Tax effect of:
     Tax exempt investment income....................     (16)   --       (100)
     State and local income taxes....................     985      300     100
     Tax credits.....................................   --       --       (100)
     Sale of Subsidiaries............................   9,595    --      --
     Prior year taxes................................       8      684   --
     Other, net......................................   1,588    2,086   4,577
                                                      -------  ------- -------
   Income Tax Expense................................ $25,132  $29,344 $13,046
                                                      =======  ======= =======

  Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                               2000      1999
                                                             --------  --------
   Deferred tax assets:
     Policyholder liabilities...............................  282,720   233,504
     Tax Loss Carry-forwards................................    9,595
     Unrealized investment losses, net......................    4,143     3,218
     Other, net.............................................   11,265    15,035
                                                             --------  --------
   Total gross assets.......................................  307,723   251,757
                                                             --------  --------
   Less: Valuation Allowance................................    9,595     --
                                                             --------  --------
   Assets, Net of Valuation Allowance.......................  298,128   251,757
                                                             --------  --------
   Deferred tax liabilities:
     Investments............................................   (2,489)     (216)
     Deferred policy acquisition costs...................... (298,465) (267,249)
     Other, net.............................................  (17,172)  (22,961)
                                                             --------  --------
   Total gross liabilities.................................. (318,126) (290,426)
                                                             --------  --------
   Net deferred tax liability...............................  (19,998)  (38,669)
                                                             ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

6. EMPLOYEE BENEFIT PLANS

  Effective January 1, 2001, the Company's employees became employees of Metropolitan Life Insurance Company and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                                    DECEMBER 31,
                                         --------------------------------------
                                         PENSION BENEFITS     OTHER BENEFITS
                                         ------------------  ------------------
                                           2000      1999      2000      1999
                                         --------  --------  --------  --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at
 beginning of year.....................  $254,789  $252,487  $ 46,622  $ 48,987
Service cost...........................     6,969     8,172       774       973
Interest cost..........................    19,946    18,488     3,249     3,351
Actuarial gain.........................    12,541   (15,914)   (1,911)   (3,214)
Divestitures...........................     --        --        --        --
Curtailments...........................     --        --        --        --
Terminations...........................     --        --        --        --
Change in benefits.....................     --        --        --        --
Benefits paid..........................    (8,445)   (8,444)   (3,382)   (3,475)
                                         --------  --------  --------  --------
Projected benefit obligation at end of
 year..................................  $285,800  $254,789  $ 45,352  $ 46,622
                                         --------  --------  --------  --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at
 beginning of year.....................  $210,223  $184,803  $     --  $     --
Actual return on plan assets...........     6,676    25,300     --        --
Employer contribution..................     4,908     7,620     --        --
Benefits paid..........................    (8,445)   (7,500)    --        --
                                         --------  --------  --------  --------
Contract value of plan assets at end of
 year..................................  $213,362  $210,223  $     --  $     --
                                         --------  --------  --------  --------
Under funded...........................  $(72,438) $(44,566) $(45,352) $(46,622)
Unrecognized net asset at transition...     --         (503)    --        --
Unrecognized net actuarial gains
 (losses)..............................    31,474     7,681   (20,769)  (20,068)
Unrecognized prior service cost........    15,029    15,942        (7)       (8)
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $(66,128) $(66,698)
                                         ========  ========  ========  ========
Qualified plan prepaid (accrued)
 pension cost..........................  $ (3,219) $ (2,675) $     --  $     --
Non-qualified plan prepaid (accrued)
 pension cost..........................   (22,716)  (18,771)    --        --
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $     --  $     --
                                         ========  ========  ========  ========

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                NON-QUALIFIED
                           QUALIFIED PLAN           PLAN                TOTAL
                          ------------------  ------------------  ------------------
                            2000      1999      2000      1999      2000      1999
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $245,000  $224,653  $ 40,800  $ 30,136  $285,800  $254,789
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   213,362   210,223     --        --      213,362   210,223
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(31,638) $(14,430) $(40,800) $(30,136) $(72,438) $(44,566)
                          ========  ========  ========  ========  ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                       OTHER
                                                  PENSION BENEFITS   BENEFITS
                                                  ----------------- -----------
                                                    2000     1999   2000  1999
                                                  -------- -------- ----- -----
    WEIGHTED AVERAGE ASSUMPTIONS AS OF DECEMBER
     31,
    Discount rate..............................      7.75%    7.00% 7.50% 7.75%
    Expected return on plan assets.............      9.00%    8.50%  --    --
    Rate of compensation increase..............      5.50%    5.50%  --    --

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 6.6% in 2000, gradually decreasing to 5.00% over five years and generally 7.00% in 1999, gradually decreasing to 5.00% over five years.

  Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                 ONE % INCREASE ONE % DECREASE
                                                 -------------- --------------
   Effect on total of service and interest cost
    components..................................     67,383         (85,414)
   Effect on accumulated postretirement benefit
    obligation..................................    806,000        (993,000)

  The components of periodic benefit costs were as follows:

                                 PENSION BENEFITS            OTHER BENEFITS
                            ----------------------------  -----------------------
                              2000      1999      1998     2000     1999    1998
                            --------  --------  --------  -------  ------  ------
   Service cost............ $  6,969  $  8,172  $  6,927  $   774  $  973  $  942
   Interest cost...........   19,946    18,488    15,878    3,249   3,351   3,267
   Expected return on plan
    assets.................  (18,593)  (15,698)  (12,866)   --       --      --
   Net amortization and
    deferrals..............    1,074     1,322       669   (1,211)   (934)    167
                            --------  --------  --------  -------  ------  ------
   Net periodic benefit
    cost................... $  9,396  $ 12,284  $ 10,608  $ 2,812  $3,390  $4,376
                            ========  ========  ========  =======  ======  ======

 SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,130, $2,187 and $2,252 for the years ended December 31, 2000, 1999 and 1998, respectively.

7. LEASES

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                  RENTAL SUB-RENTAL GROSS RENTAL
                                                  INCOME   INCOME     EXPENSE
                                                  ------ ---------- ------------
     2001........................................  $ 72     $--        $  373
     2002........................................    75      --           373
     2003........................................    64      --           373
     2004........................................   --       --          --
     2005........................................   --       --          --
     Thereafter..................................   --       --          --
                                                   ----     ---        ------
     Total.......................................  $211     $--        $1,119
                                                   ====     ===        ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

  MetLife, Inc. will be assuming payments for sub-rental income and gross rental expense for office space, data processing and other equipment beginning in 2001 on the home office property owned by MetLife, Inc. The gross rental expense paid by the Company in 2000 was $12,223.

8. DEBT

  In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310 and $8,612 were made during 1999 and 1998, respectively. The interest rate applied was 6.4% and 6.4% at January 31, 1999 and December 31, 1998 respectively.

9. COMMITMENTS AND CONTINGENCIES

  Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $218 and $197 and $204 in 2000, 1999, and 1998, respectively, of which $206 and $197 and $203 were to be credited against premium taxes.

  Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

                      NEW ENGLAND LIFE INSURANCE COMPANY

10. OTHER EXPENSES

  Other operating costs and expenses consisted of the following:

                               YEARS ENDED DECEMBER 31,
                             -------------------------------
                               2000       1999       1998
                             ---------  ---------  ---------
   Compensation............  $  92,430  $  96,887  $  86,822
   Commissions.............    245,942    205,463    166,218
   Interest and debt
    expense................      5,527      5,493      9,374
   Amortization of policy
    acquisition costs......    110,149     29,831     31,874
   Capitalization of policy
    acquisition costs......   (223,651)  (216,913)  (182,943)
   Rent expense, net of
    sub-lease income.......     48,280      5,550      4,252
   Insurance taxes,
    licenses, and fees.....     27,236     21,253     21,802
   Other...................    229,961    234,317    179,260
                             ---------  ---------  ---------
   Total...................  $ 535,874  $ 381,881  $ 316,659
                             =========  =========  =========

11. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments are as follows:

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 2000:
   Assets
     Fixed maturities....................................... $245,366  $245,366
     Equity securities......................................   24,198    24,198
     Policy loans...........................................  233,816   233,816
     Short-term investments.................................    9,554     9,554
     Cash and cash equivalents..............................   44,584    44,584
   Liabilities
     Policyholder account balances..........................  101,252    99,158

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1999:
   Assets
     Fixed maturities....................................... $735,697  $735,697
     Equity securities......................................   22,685    22,685
     Policy loans...........................................  181,995   181,995
     Short-term investments.................................   62,619    62,619
     Cash and cash equivalents..............................   84,371    84,371
   Liabilities
     Policyholder account balances..........................   84,037    82,765
     Other policyholder funds...............................      525       525
     Short and long-term debt...............................   75,053    75,053

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

                      NEW ENGLAND LIFE INSURANCE COMPANY

 FIXED MATURITIES AND EQUITY SECURITIES

  The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

 POLICY LOANS

  Policy loans are stated at unpaid principal balances, which approximates fair value.

 CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 POLICYHOLDER ACCOUNT BALANCES

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

 SHORT-TERM AND LONG-TERM DEBT

  Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

12. STATUTORY FINANCIAL INFORMATION

  The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                  YEARS ENDED DECEMBER 31,
                                               --------------------------------
                                                  2000       1999       1998
                                               ----------  ---------  ---------
   Statutory surplus.........................  $  353,101  $ 399,864  $ 456,525
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances.......................    (548,323)  (435,980)  (336,821)
     Deferred policy acquisition costs.......   1,020,830    930,703    710,961
     Deferred federal income taxes...........      19,998    (38,669)   (42,334)
     Valuation of investments................      (5,100)   (46,890)    53,514
     Statutory asset valuation reserves......      16,393     13,514     10,636
     Statutory interest maintenance reserve..         266        462        816
     Surplus notes...........................      --        (75,053)   (69,560)
     Receivables from reinsurance
      transactions...........................      --          5,049     26,004
     Other, net..............................      39,966    100,303     35,330
                                               ----------  ---------  ---------
   GAAP equity...............................  $  857,135  $ 853,303  $ 845,071
                                               ==========  =========  =========
   Statutory net income (loss)...............  $  (11,085) $ (40,928) $ (28,043)
   Adjustments to GAAP for:
     Future policy benefits and policyholder
      account balances.......................    (311,223)  (295,868)  (196,754)
     Deferred policy acquisition costs.......     177,366    186,497    135,788
     Deferred federal income taxes...........      11,317     (8,434)       688
     Valuation of investments................     (60,529)    13,681    (13,490)
     Statutory interest maintenance reserve..        (196)      (354)       245
     Other, net..............................     206,281    191,130    113,003
                                               ----------  ---------  ---------
   GAAP net income...........................  $   11,931  $  45,724  $  11,437
                                               ==========  =========  =========

                      NEW ENGLAND LIFE INSURANCE COMPANY

13. RELATED PARTY TRANSACTIONS

  MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

  The Company charged MetLife $164,293, $160,792 and $193,641 including accruals for administrative services on NEMLICO administered contracts for 2000, 1999, and 1998, respectively. In addition, $60,697, $9,442 and $14,123 for 2000, 1999 and 1998, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

  On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. The Company paid $10,539 and 9,055 of dividends on the preferred stock in 2000 and 1999, respectively.

  On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. The Company paid $0, $2,730 and $6,166 in 2000, 1999 and 1998, respectively under these agreements.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 2000 were $11,604 and $568, respectively. Included in accrued income at December 31, 2000, were amounts receivable for sales-based commissions from NEF and SSR totaling $108 and $3, respectively. In 2000, NES earned asset-based income of $10,213 and $263 on average assets of approximately $3,500,000 and $110,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $321 and $9, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 2000 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively.

  Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

  Separate accounts reflect non-guaranteed separate accounts totaling $5,651,320 and $4,840,029 at December 31, 2000 and 1999, respectively, wherein the policyholder assumes the investment risk.

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $46,016, $36,934 and $30,714 in 2000, 1999 and 1998,
respectively.

15. CODIFICATION

  In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that the adoption of Codification by the NAIC and Codification as modified by the Division, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

16. BUSINESS SEGMENT INFORMATION

  The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

  Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

  Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2000, 1999 and 1998. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

  Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 2000
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   69,639  $    --     $     18  $ 35,696     $ 19,866   $  125,219
Universal Life and
 Investment-Type Product
 Policy Fees............     200,315      25,027     6,552     --           --         231,895
Net Investment Income...     (13,001)     (1,214)    1,636       (97)      75,935       63,260
Investment Gains
 (Losses), Net..........      35,203       1,789    (2,488)      143      (62,984)     (28,338)
Commissions, Fees and
 Other Revenues.........      27,348      10,303     7,369    45,843      277,262      368,126
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     319,504      35,906    13,087    81,585      310,079      760,162
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      82,818       5,212        30    31,366       30,418      149,845
Interest Credited to
 Policyholder Account
 Balances...............      13,034       2,405     3,054     --           1,040       19,534
Policyholder Dividends..       2,760      --         --          (33)      15,119       17,846
Other Operating Costs
 and Expenses...........     159,955      32,805     8,080    50,837      284,197      535,874
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     258,567      40,423    11,165    82,170      330,775      723,099
Income from Operations
 Before Income Taxes....      60,938      (4,517)    1,923      (585)     (20,696)      37,063
Income Taxes............       8,938      (2,207)    1,615      (189)      16,975       25,132
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............      52,000      (2,310)      308      (396)     (37,671)      11,931
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......     914,797      82,663    10,984    12,385        --       1,020,830
Separate Account Assets.   2,879,330   1,703,628   726,411   341,951        --       5,651,320
LIABILITIES
Policyholder
 Liabilities............     676,503      69,673    38,248    57,556       11,132      853,112
Separate Account
 Liabilities............   2,879,330   1,703,628   726,411   341,951        --       5,651,320

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1999
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   63,358  $    --     $     15  $ 28,652     $ 31,613   $  123,638
Universal Life and
 Investment-Type Product
 Policy Fees............     199,701      16,771     4,369     --           --         220,841
Net Investment Income...     (31,181)       (108)      (13)      167       99,633       68,498
Investment Gains
 (Losses), Net..........         402           1     --           (1)       2,520        2,922
Commissions, Fees and
 Other Revenues.........      25,376       6,708     3,005    34,610      196,192      265,891
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     257,656      23,372     7,376    63,428      329,958      681,790
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     124,727       4,624       113    23,814       40,015      193,293
Interest Credited to
 Policyholder Account
 Balances...............       8,811       1,623     1,220        30         (963)      10,721
Policyholder Dividends..       1,739      --         --          (32)      19,120       20,827
Other Operating Costs
 and Expenses...........     128,466      21,826     6,196    36,326      189,067      381,881
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     263,743      28,073     7,529    60,138      247,239      606,722
Income from Operations
 Before Income Taxes....      (6,087)     (4,701)     (153)    3,290       82,719       75,068
Income Taxes............       1,357      (1,563)      (26)    1,244       28,332       29,344
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............  $   (7,444) $   (3,138) $   (127) $  2,046     $ 54,387   $   45,724
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  771,879  $   63,123  $ 10,499  $  8,539     $ 76,663   $  930,703
Separate Account Assets.   2,704,767   1,398,993   517,920   218,349        --       4,840,029
LIABILITIES
Policyholder
 Liabilities............     535,662      43,674    45,407    43,936      517,949    1,186,628
Separate Account
 Liabilities............   2,704,767   1,398,993   517,920   218,349        --       4,840,029

                      NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1998
                          ------------------------------------------------------------------
                                                            GROUP     CORPORATE
                          INDIVIDUAL  INDIVIDUAL  GROUP     LIFE,        AND
                             LIFE      ANNUITY   PENSION     A&H     SUBSIDIARIES   TOTAL
                          ----------  ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394    $ 30,114   $  100,689
Universal Life and
 Investment-Type Product
 Policy Fees............     161,936      9,332     2,788      (290)      --         173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651      73,079       49,077
Investment Gains
 (Losses), Net..........        (182)        (7)       (4)       17       5,786        5,610
Commissions, Fees and
 Other Revenues.........       9,408      6,042     1,118    20,430     155,413      192,411
                          ----------   --------  --------  --------    --------   ----------
Total Revenues..........     197,399     13,646     3,914    42,202     264,392      521,553
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561      46,600      149,687
Interest Credited to
 Policyholder Account
 Balances...............       6,337      1,264        83     --             51        7,735
Policyholder Dividends..       1,135          4     --            3      21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731     179,703      316,659
                          ----------   --------  --------  --------    --------   ----------
Total Benefits and Other
 Deductions.............     195,465     19,535     4,574    29,295     248,201      497,070
Income from Operations
 Before Income Taxes....       1,934     (5,889)     (660)   12,907      16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986         (83)      13,046
                          ----------   --------  --------  --------    --------   ----------
Net Income..............  $   (8,034)  $ (5,487) $   (237) $  8,921    $ 16,274   $   11,437
                          ==========   ========  ========  ========    ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  616,959   $ 42,524  $  2,359  $  2,511    $ 46,608   $  710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716       --       3,258,383
LIABILITIES
Policyholder
 Liabilities............     380,586     38,912       768    19,233     519,353      958,852
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716       --       3,258,383

  Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                                Boston, MA 02116

                                    RECEIPT

This is to acknowledge receipt of a Zenith Variable Whole Life Prospectus dated May 1, 2001. This Variable Life Policy is offered by New England Life Insurance Company.

-------------------------------------     -------------------------------------
               (Date)                             (Client's Signature)

                                    Part II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the variable ordinary life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.


                      CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

     The prospectus consisting of 135 pages.

     The undertaking to file reports.

     The Rule 484 Undertaking.

     Representations.

     The signatures.

     Written consents of the following persons:

         Anne M. Goggin, Esq. (see Exhibit 3(ii) below)
         James J. Reilly, Jr., F.S.A., M.A.A.A.
         (see Exhibit 3(iii) below)
         Sutherland Asbill & Brennan LLP (see Exhibit 6 below)
         Independent Auditor (see Exhibit 11 below)

     The following exhibits:

     1.A.(1)        January 31, 1983 resolution of the Board of
                    Directors of NEVLICO **
         (2)        None
         (3)(a)     Distribution Agreement between NEVLICO and NELESCO ***
            (b)(i)  Form of Contract between NELICO and its General Agents **
               (ii) Form of contract between NELICO and its Agents ***
            (c)     Commission Schedule for Policies +
            (d) Specimen of contract among NES, NELICO and other broker dealers*
         (4)        None

         (5)(a)     Specimen of Policy##
            (b)     Riders ***
            (c)     Acceleration of Benefits Rider ###
            (d)     Benefits for Disability of Insured Rider *
         (6)(a)     Amended and restated Articles of Organization of NELICO ##
            (b)     Amended and restated By-Laws *
            (c)     Amendments to Amended and restated Articles of Organization
                     ++++

            (d)     Amended and Restated By-Laws of NELICO
         (7)        None
         (8)        None
         (9)        None
        (10)(a)     Specimen of Application for Policy ##
            (b)     Additional specimen of application +++
     2.             See Exhibit 3(i)
     3. (i)         Opinion and Consent of H. James Wilson, Esq. *
        (ii)        Opinion and Consent of Anne M. Goggin, Esq.
        (iii)       Opinion and Consent James J. Reilly, Jr., F.S.A., M.A.A.A.
     4.             None
     5.             Inapplicable
     6.             Consent of Sutherland Asbill & Brennan LLP

     7.             Powers of Attorney @@@
     8.             Inapplicable
     9.             Inapplicable
    10.             Inapplicable
    11.             Consent of Independent Auditor
    12.             Schedule for computation of performance quotations ***
    13. (i) Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) ***
        (ii)        Second Addendum to Consolidated Memorandum +++++
    14. (i) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company ***
        (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company #
        (iii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company #

        (iv) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company @@

        (v) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and New England Life Insurance Company @@
        (vi) Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Life Insurance Company @@@
        (vii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Life Insurance Company @@@
        (viii) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., New England Securities Corporation and New England Life Insurance Company (to be filed by amendment)
        (ix) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company, New England Securities Corporation and New England Life Insurance Company (to be filed by amendment)

# Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.
## Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.
### Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form S-6 Registration Statement,
            File No. 33-52050, filed April 30, 1997.
*           Incorporated herein by reference to the Pre-effective Amendment No.
            1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.
** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.
***         Incorporated herein by reference to Post-Effective Amendment
            No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.
+ Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File
            No. 333-21767, filed April 30, 1998.
++ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File
            No. 33-46401, filed July 9, 1998.
+++ Incorporated herein by reference to the Post-Effective Amendment No.4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed January 20, 1999.

++++ Incorporated herein by reference to the Post-Effective Amendment No.4 to the Variable Account's Form S-6 Registration Statement,
            File No. 33-65263, filed February 24, 1999.
+++++ Incorporated herein by reference to the Post-Effective Amendment No.10 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 1999.
@           Incorporated herein by reference to the Post-Effective Amendment No.
            11 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 2000.

@@ Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed November 9, 2000.
@@@ Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 25th day of April, 2001.

                              New England Variable Life
                                  Separate Account
                                  (Registrant)

                              By: New England Life Insurance Company
                                  (Depositor)


                              By: /s/ Anne M. Goggin
                                  --------------------------------
                                  Anne M. Goggin, Esq.
                                  Senior Vice President and
                                  General Counsel
Attest:

     /s/ Michele H. Abate
     --------------------
     Michele H. Abate

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 25th day of April, 2001.


                                     New England Life Insurance Company
(Seal)


Attest: /s/ Michele H. Abate          By:   /s/ Anne M. Goggin
       ---------------------                ------------------
          Michele H. Abate                  Anne M. Goggin, Esq.
                                            Senior Vice President and
                                            General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 2001.


            *                           Chairman, President and Chief
------------------------------                 Executive Officer
James M. Benson

            *                                       Director
------------------------------
Susan C. Crampton

            *                                       Director
------------------------------
Edward A. Fox

            *                                       Director
------------------------------
George J. Goodman

            *                                       Director
------------------------------
Evelyn E. Handler

            *                                       Director
------------------------------
Philip K. Howard

            *                                       Director
------------------------------
Bernard A. Leventhal

            *                                       Director
------------------------------
Thomas J. May

            *                                       Director
------------------------------
Stewart G. Nagler

            *                                       Director
------------------------------
Catherine A. Rein

            *                               Executive Vice President,
------------------------------          Chief Financial Officer and Chief
David Y. Rogers                                 Accounting Officer

            *                                       Director
------------------------------
Rand N. Stowell

            *                                       Director
------------------------------
Lisa M. Weber

                                        By:   /s/ Marie C. Swift
                                              -------------------
                                              Marie C. Swift, Esq.
                                              Attorney-in-fact


* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, on February 26, 2001.

                                 EXHIBIT LIST

                                                            Sequentially
    Exhibit Number               Title                      Numbered Page*
    --------------               -----                      -------------

    1.A. (6) (d)         Amended and restated By-Laws of
                         NELICO

    3.  (ii)             Opinion and Consent of
                         Anne M. Goggin, Esq.

    3.  (iii)            Opinion and Consent of
                         James J. Reilly, Jr., F.S.A., M.A.A.A.

    6.                   Consent of Sutherland Asbill & Brennan LLP

   11.                   Consent of the Independent Auditor
_________
*  Page numbers inserted on manually-signed copy only.